As filed with the Securities and Exchange Commission on November 3, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

Annual Report

August 31, 2016

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	5
Equity Income Fund	8
Focus Fund	11
Genesis Fund	14
Global Equity Fund	17
Global Real Estate Fund	20
Greater China Equity Fund	23
Guardian Fund	27
International Equity Fund	30
International Select Fund	33
Intrinsic Value Fund	36
Large Cap Value Fund	39
Mid Cap Growth Fund	42
Mid Cap Intrinsic Value Fund	45
Multi-Cap Opportunities Fund	49
Real Estate Fund	52
Small Cap Growth Fund	55
Socially Responsive Fund	58
Value Fund	62
FUND EXPENSE INFORMATION	71
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	75
Emerging Markets Equity Fund	77
Positions by Industry	79
Equity Income Fund	81
Focus Fund	85

Genesis Fund	88
Global Equity Fund	91
Positions by Industry	93
Global Real Estate Fund	95
Positions by Sector	96
Greater China Equity Fund	98
Guardian Fund	101
International Equity Fund	106
Positions by Industry	108
International Select Fund	110
Positions by Industry	112
Intrinsic Value Fund	114
Large Cap Value Fund	117
Mid Cap Growth Fund	119
Mid Cap Intrinsic Value Fund	122
Multi-Cap Opportunities Fund	124
Real Estate Fund	126
Small Cap Growth Fund	128
Socially Responsive Fund	130
Value Fund	132
FINANCIAL STATEMENTS	135
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Dividend Growth Fund	193
Emerging Markets Equity Fund	193
Equity Income Fund	195
Focus Fund	197
Genesis Fund	199
Global Equity Fund	201
Global Real Estate Fund	203
Greater China Equity Fund	203
Guardian Fund	205
International Equity Fund	207
International Select Fund	209
Intrinsic Value Fund	211

Large Cap Value Fund	213
Mid Cap Growth Fund	215
Mid Cap Intrinsic Value Fund	219
Multi-Cap Opportunities Fund	221
Real Estate Fund	223
Small Cap Growth Fund	225
Socially Responsive Fund	227
Value Fund	231
Reports of Independent Registered Public Accounting Firms	237
Directory	240
Trustees and Officers	241
Proxy Voting Policies and Procedures	251
Quarterly Portfolio Schedule	251
Notice to Shareholders	252

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman LLC, distributor. All rights reserved.

President's Letter

Volatility may be the "new normal" in equity markets, at least for the foreseeable future, and this fiscal year was a case in point. Even as major global markets closed the 12 months ended August 31, 2016 with very healthy returns, the period contained several sharp downturns and just as many quick recoveries.

Although we are now in the eighth year of an economic expansion, we believe the continued slow growth environment we've experienced since the global financial crisis has been a weak foundation for equity markets, making them unusually susceptible to shocks and shifts in sentiment. This has been underscored by the rapid sector rotation and changes from risk-on to risk-off behavior that's punctuated the past several years.

This period, volatile throughout, saw two major selloffs. The first was in January/February, when negative interest rates—an outgrowth of the unprecedented levels of global central bank stimulus we've seen since the crisis—caused fears about the banking sector. This spread uncertainty, as banking activity can underpin overall economic growth. The second was in June, when UK voters defied expectations in the "Brexit" referendum, voting in favor of leaving the European Union. After both of those events, markets rebounded as investors' worst fears failed to materialize. The fact that the U.S. Federal Reserve (Fed) appears unlikely to raise rates again before December, and a recovery in commodity and energy prices, has also benefited the markets.

Looking at the U.S. economy, consumer spending, which makes up two-thirds of U.S. GDP, has been relatively strong all year. In September, the Census Bureau reported that household income, which had been stagnant, was up a full 5.2% in 2015. Unemployment has continued to decline, closing the period at 4.9%. Low gas prices benefited consumers as well, and though they have started to increase, they remain low enough to free up discretionary spending. Even as the Fed hesitates on its next rate move, we anticipate a steady, if slow, growth.

On the negative side, the upcoming U.S. presidential election has called trade and economic policy into question, and this, along with ongoing geopolitical risks, continues to mean uncertainty for investors and also for corporate management teams.

We believe uncertain, volatile markets can mean opportunity for skilled active managers, providing temporary dislocations and mis-pricings. In our view, managers who follow a disciplined approach and have done their research can use volatility to buy into companies when prices decline without a fundamental basis, and to sell when target prices of portfolio holdings are met or exceeded in a rebound or sector rotation.

From our perspective, equities will continue to be the most important asset class for investors seeking to meet long-term needs, and the markets we've seen over the past several years continue to make the case for active management.

We thank you for your confidence in Neuberger Berman and look forward to continuing to serve you in the future.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Dividend Growth Fund Commentary (Unaudited)

Neuberger Berman Dividend Growth Fund launched on December 15, 2015. Since launching, the Institutional Class has generated an 11.10% total return for the period ending August 31, 2016, outperforming its benchmark, the S&P 500® Index which rose 9.08% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The objective of the Fund is to provide gross current income, with an emphasis on capital appreciation driven by earnings per share and dividend per share growth. We believe this approach can identify companies with strong business models which provide both cash to reinvest to grow their businesses, and real and growing cash return to shareholders. We focus on companies with strong balance sheets, solid management teams, and attractive free cash flow yields, with a clear capital allocation strategy.

Since inception, the portfolio benefitted from its overweight position to the Materials sector, with Newmont Mining being the top overall contributor. As part of its plan, management has created a schedule to grow its dividend in lockstep with gold prices, which has been supported throughout the year by increased investor appetite. Sticking with commodities, Energy related stocks staged an impressive rebound with our overweight position driving returns. Devon Energy Corporation was among our top performers as this exploration and production company was rewarded given its attractive asset mix. Looking ahead, we remain bullish on the trajectory of oil prices as global consumption is likely to lend further support into 2017.

Information Technology (IT) holdings enjoy relatively mature businesses with reduced cyclicality relative to their past, which, in our view, could enable managements to remain focused on disciplined capital allocation, namely offering compelling and growing dividends. Stock selection within IT drove returns, with Applied Materials rising to the top. We believe this name could see meaningful acceleration of its dividend program given its strong leadership position within the semiconductor equipment space.

Elsewhere, Financials and Health Care positions modestly hindered results. Headwinds from unorthodox central bank policies impacted the profitability of many institutions including Lincoln National and UBS Group. Ultimately, both positions were sold after revisiting our investment thesis, with the proceeds used to fund opportunities elsewhere. However, we feel exposure to the sector is prudent as we believe Financials stand to benefit from a gradually steepening yield curve, with the Fund maintaining a bias towards domestic banking and insurance stocks.

Lastly, Health Care dampened returns following disappointing clinical results from Bristol-Myers Squibb's lung cancer drug Opdivo. Despite this setback we remain encouraged by Bristol's drug pipeline and feel this offers attractive upside potential for disciplined investors. While the upcoming election cycle could weigh on the sector, it is our opinion that favorable demographic trends remain a long term structural tailwind.

Looking ahead, we believe a defensive approach is warranted as equity markets could see increased volatility related to the U.S. presidential election, along with hawkish rhetoric from Fed officials. In our view, a rate hike is justified, as favorable employment trends and modest inflationary trends highlight improving fundamentals. In the event of pullback, we believe our flexible mandate remains poised to capitalize on dislocations with emphasis on companies exhibiting attractive and growing dividend profiles.

Sincerely,

RICHARD S. LEVINE, DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	6.4%
Consumer Staples	10.6
Energy	10.0
Financials	15.8
Health Care	5.6
Industrials	9.4
Information Technology	22.3
Materials	6.0
Telecommunication Services	1.9
Utilities	1.6
Short-Term Investment	10.4
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 08/31/2016 Life of Fund
At NAV
Institutional Class	12/15/2015	11.10%
Class A	12/15/2015	10.90%
Class C	12/15/2015	10.00%
Class R6	12/15/2015	11.10%
With Sales Charge
Class A		4.52%
Class C		9.00%
Index
S&P 500® Index[1,15]		9.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2016 are 1.01%, 1.37%, 2.12% and 0.94% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios are 0.69%, 1.05%, 1.80% and 0.62% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from December 15, 2015 through August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dividend Growth Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 15.64% for the fiscal year ended August 31, 2016, outperforming its benchmark, the MSCI Emerging Markets Index (the Index), which reported returns of 12.25% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets (EM) equities closed this period in strongly positive territory, shrugging off a volatile year of heightened geopolitical uncertainty within a slow global growth environment. EM equity performance represents a significant rebound from the middle of this reporting period, when they were in sharply negative territory. The sharp rebound as the period progressed was fueled both by supportive statements from central banks and by a recovery in commodity prices.

Information Technology (IT) stocks led the Index, joined by the commodity-related sectors, Materials and Energy. By country, Brazil and Hungary were among top performers in the Index for the period.

The portfolio's outperformance resulted almost entirely from stock selection, the majority of which was within IT names. By country, our holdings from China, Korea and Taiwan were most beneficial.

Chinese holdings Sunny Optical and Tencent, along with Korea's Samsung topped our individual contributors list for the year. Sunny Optical, a consumer electronics and auto-safety lens manufacturer, continues to enjoy strong growth across its business units. Tencent, the Chinese Internet and mobile platform provider, announced record earnings during the period. Samsung, the consumer electronics and semiconductor giant, posted strong results as their latest handset sales climbed. Further, outlooks improved in their components (NAND, DRAM, OLED and LCD) businesses.

Not every sector within the Index saw strong returns this period. Performance for Telecommunication Services was negative, and Industrials and Health Care also underperformed significantly. On a country basis, Greece was the weakest market, followed by Czech Republic.

From a portfolio perspective, our overweight to Industrials along with stock selection within that sector was the most significant drag on relative performance. By country, Brazil was the leading headwind, as our domestically-driven names lagged their cyclically-driven peers. Elsewhere, an off-benchmark holding with ties to the Middle East, Hikma Pharmaceuticals, suffered a short-term correction after a strong run last year.

Our largest detractors were Qiwi, the Russian payment kiosk operator, which we sold as local regulations and the economic environment worsened, along with Glenmark Pharmaceuticals and Cummins India. News that the U.S. Food and Drug Administration had sent notice to a peer regarding manufacturing standards hurt Glenmark, the Indian drug manufacturer. The company's exposure to certain struggling economies added to concerns. Cummins India, the generator manufacturer, declined on concerns that foreign end-market demand was slowing. We continue to maintain positions in both Glenmark and Cummins.

Among factors we see as contributing to the EM recovery this period is investors' realization that while EM GDP growth has slowed, it still offers a premium to developed economies. We believe global interest rates also now offer a benign backdrop, with U.S. interest rates increases seemingly on hold and negative interest rates in the EU and Japan. Lastly, the EM currencies that had retreated in 2015 have shown resilience thus far in 2016.

These positive factors could aid domestically driven growth—an area of focus for us. We are pleased with the names in our portfolio and expect stock picking skills to continue to be an advantage as we look ahead.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	15.64%	0.94%	8.18%
Class A	10/08/2008	15.31%	0.68%	7.92%
Class C	10/08/2008	14.46%	–0.07%	7.11%
Class R3[10]	06/21/2010	14.88%	0.27%	7.62%
Class R6[22]	03/15/2013	15.64%	0.99%	8.22%
With Sales Charge
Class A		8.65%	–0.51%	7.12%
Class C		13.46%	–0.07%	7.11%
Index
MSCI Emerging Markets Index[1,15]		12.25%	–0.07%	6.83%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.43%, 1.79%, 2.53%, 2.09% and 1.34% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 1.50%, 2.25%, 1.91% and 1.18% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a 13.03% total return for the fiscal year ending August 31, 2016, outperforming its benchmark, the S&P 500® Index which posted a 12.55% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund's objective is to deliver total return, which it pursues by investing in stocks and convertible securities that have a history of limited volatility relative to the broader equity market. This portfolio is diversified among dividend-paying stocks, real estate investment trusts (REITs), and convertible bonds. We select our portfolio companies through extensive analysis of the company's fundamentals, cash flow prospects, and factors we believe demonstrate their ability to sustain and grow dividends. We utilize several valuation methodologies to determine companies that we believe have the appropriate risk to reward trade-off. We believe our rigorous security selection, and portfolio construction, has the potential to perform well in both weak and strong economic environments.

During this period, the portfolio benefitted from its allocation to yield oriented sectors, which were key contributors. Within REITs, the Fund's overweight position drove returns. Data center owner Equinix was our top overall performer driven by favorable supply/demand dynamics within cloud computing. Elsewhere, Utilities experienced a tailwind in part from lower U.S. Treasury rates. In July, the yield on the benchmark 10-year Treasury note, which moves inversely to price, closed at a record low of 1.37%. Our bias toward regulated utilities exhibiting higher than average dividend growth was rewarded, as Florida's NextEra Energy was our key contributor within the space. During this period, the Fund reduced its Utilities exposure, with proceeds used primarily to build positions across Information Technology stocks. Microsoft was among our top performers as the tech giant has gained substantial market share in its cloud computing offerings.

In contrast, Energy and Financials exposure hindered results. During the year, oil/gas related stocks experienced increased volatility, with liquefied natural gas shipping company Golar LNG being our greatest detractor. This was ultimately sold after revisiting our investment thesis. Within Financials, UBS Group (sold during the period) and MetLife experienced downward pressure as negative interest rate policies from global central banks impacted profitability. From a portfolio construction standpoint, we believe Financials remain crucial to counterbalance rate sensitive assets classes. This sector tends to have a negative correlation to rising treasury yields—since higher rates allow these companies to earn attractive margins on lending and insurance related activities.

The Fund increased its weighting in convertible bonds over the period. The convertible bond market has contracted dramatically over the course of the last 10 years. The result has been a declining supply of convertible bonds with metrics we find attractive: higher yields to maturity and lower conversion premiums. Over the period, dislocations in the stock prices of several companies provided interesting entry points for convertible bonds of companies with what we believe are attractive balance sheets, free cash flows, and the potential for equity appreciation.

The Fund's use of written options contributed to performance during the period.

Looking ahead, we believe a defensive approach is warranted as equity markets could see increased volatility related to the U.S. presidential election, along with hawkish rhetoric from Fed officials. In our view, a rate hike is justified, as favorable employment trends and inflationary trends highlight improving fundamentals. In the event of pullback, we believe our flexible mandate remains poised to capitalize on dislocations across domestic and global markets with emphasis on companies exhibiting attractive and growing dividend profiles.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	4.1%
Consumer Staples	5.6
Energy	9.1
Financials	29.0
Health Care	7.1
Industrials	8.0
Information Technology	11.1
Materials	1.7
Telecommunication Services	1.9
Utilities	15.2
Other	5.4
Short-Term Investment	1.8
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2016
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	13.03%	8.05%	7.33%
Class A13	06/09/2008	12.64%	7.63%	6.97%
Class C13	06/09/2008	11.77%	6.86%	6.33%
Class R3[13]	06/21/2010	12.26%	7.32%	6.87%
With Sales Charge
Class A13		6.19%	6.35%	6.33%
Class C13		10.77%	6.86%	6.33%
Index
S&P 500® Index[1,15]		12.55%	14.69%	7.09%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.74%, 1.12%, 1.85% and 1.37% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT13

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a 6.68% total return for the fiscal year ended August 31, 2016, underperforming its benchmark, the S&P 500® Index (the Index), which provided a 12.55% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The stock market appreciated over the past year but ongoing macro issues caused some steep corrections along the way. Rising concerns about economic softness in China and other emerging markets caused equities to drop early in the period, yet the market's strong recovery cleared a path for a much-anticipated Fed rate hike in December. This led to a surge in the U.S. dollar and a fall in oil prices, which reignited investor uncertainty about the state of the global economy and sent stocks reeling once more. Still, the market rebounded after each drop, bolstered by a strengthening domestic economy, some commodity price recovery and accommodative global monetary policies. In June, equities took another hit due to the unexpected UK decision to exit the European Union. After the dust settled however, investors were encouraged by continued monetary easing in Europe and delayed rate tightening at home which, combined with the relative stability of the U.S. economy, enticed investors into the market and pushed equities to new heights towards the end of the period.

Performance was positive across all ten sectors of the S&P 500 during the year, yet with interest rates and bond yields persistently low, the generally higher dividend-paying Utilities and Telecommunication Services sectors became the best performing segments of the market. The Information Technology and Consumer Staples sectors were also among the strongest areas while Health Care, Financials and Energy eked out the lowest returns.

The Energy sector gave the largest boost to Fund performance relative to the Index. In aggregate, our Energy names outperformed, led by Concho Resources (CXO). The stock appreciated as oil prices recovered during the year, and even while the commodity pulled back late in the summer, CXO held onto its gains as investors gave the company credit for its favorable oil price hedges. The Fund also benefited relative to the index from an overweight allocation to Telecommunication Services, which was one of the strongest segments of the general market over the period. Our Industrials and Consumer Discretionary sector investments caused a majority of the Fund's underperformance for the period. The shortfall in Industrials was due in large part to our exposure to Delta Air Lines (DAL). Airlines in general faltered during the latter half of the period, due to several factors including strengthening oil prices, as well as a seeming uptick in terrorist attacks throughout the world, which can curb travel activity. In addition, the Brexit vote has had a significant impact on airline stocks as some predict that it will depress air travel both to and from the UK. Given these developments, we exited our position in DAL and invested the proceeds in other areas. The Fund lost further ground in Consumer Discretionary where select names were hit particularly hard as a result of a more challenging retail environment, which included rising competition from key players in online shopping.

The Fund's use of purchased and written options contributed to performance during the period.

The market's record-breaking uptrend has largely been due to persistently low interest rates at home and negative rates abroad. This has resulted in stock valuations that appear stretched relative to history, particularly as corporate earnings growth has been slowing due to low oil prices and adverse currency effects. With stock prices at these levels, we believe the market could be vulnerable to a downturn when the Fed tightens rates again or if deteriorating circumstances in areas such as China, Japan or Europe provokes fear among investors. Yet the timing and magnitude of such events remains elusive. Accordingly, we remain focused on bottom-up investing and conduct extensive fundamental research on individual stocks to create a portfolio that we believe can sustain the ups and downs in the overall market and generate positive returns over an economic cycle.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.6%
Consumer Staples	9.5
Energy	7.8
Financials	16.0
Health Care	14.7
Industrials	2.4
Information Technology	21.9
Materials	3.4
Telecommunication Services	5.1
Utilities	2.2
Other	0.0
Short-Term Investment	4.4
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	6.68%	13.74%	5.90%	10.39%
Trust Class[3]	08/30/1993	6.50%	13.51%	5.68%	10.37%
Advisor Class[4]	09/03/1996	6.33%	13.34%	5.48%	10.31%
Institutional Class[5]	06/21/2010	6.86%	13.95%	6.02%	10.41%
Class A19	06/21/2010	6.52%	13.53%	5.79%	10.37%
Class C19	06/21/2010	5.75%	12.70%	5.31%	10.29%
With Sales Charge
Class A19		0.40%	12.20%	5.16%	10.26%
Class C19		4.85%	12.70%	5.31%	10.29%
Index
S&P 500® Index[1,15]		12.55%	14.69%	7.51%	10.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.91%, 1.10%, 1.27%, 0.76%, 1.14%, and 1.89% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class posted an 11.43% total return for the fiscal year ended August 31, 2016, outperforming its benchmark, the Russell 2000® Index, which provided an 8.59% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated strong results during the reporting period. The market was supported by overall positive investor demand, certain resilient economic data and continued supportive Fed monetary policy. The overall U.S. stock market, as measured by the S&P 500® Index, rose 12.55% for the 12-month period. Small-cap stocks produced less robust results, as the Russell 2000 Index gained 8.59% for the period. There was a significant dispersion between small-cap growth and value stocks, as the Russell 2000® Growth and Value Indexes returned 3.55% and 13.80%, respectively.

The Fund's outperformance relative to the benchmark was due to stock selection. The Fund benefited from our preference for higher quality, less cyclical and less speculative companies. In particular, our holdings in the Health Care and Consumer Discretionary sectors added the most value during the reporting period. In terms of individual holdings, West Pharmaceutical Services, Inc. and Pool Corp. added the most value. Along with a dominant position in drug packaging (rubber stoppers for injectable drug vials), West Pharmaceutical Services operates a promising drug delivery segment. Pool Corp. is the country's largest wholesale distributor of swimming pool supplies and equipment. On the downside, stock selection in the Materials and Information Technology sectors were the largest detractors from relative performance. Individual holdings that had negative results included Wabtec Corp. and Polaris Industries Inc. Wabtec provides value-added, technology-based equipment and services to lower costs and improve efficiency, productivity and safety of global rail industry. Polaris Industries designs and manufactures off-road vehicles for recreational and utility purposes.

Sector allocation, overall, detracted from performance during the reporting period. In particular, having no exposure to real estate investment trusts (REITs) was negative for results. We do not typically own REITs, as they do not meet our investment criteria. Having no allocation to the Utilities sector was also a drag on performance. On the upside, having no exposure to Biotechnology stocks contributed to relative results as they generated extremely poor returns. We do not typically own biotechnology companies as they do not meet our investment criteria given their speculative nature, a general lack of earnings and their need to access the capital markets. Elsewhere, an overweight to Containers & Packaging (within the Materials sector) and Household Products (within the Consumer Staples sector) were beneficial for performance.

Looking ahead, while market volatility has been subdued of late, we believe this could change in the coming months. Investor sentiment may be challenged at times given a host of uncertainties, including the outcome from the November elections, the timing of additional Fed interest rate hikes and the trajectory for growth in China. On the upside, even though U.S. economic growth has been far from robust, we believe it remains relatively solid when compared to many other countries. As a U.S. small-cap manager, we are less exposed to overseas growth than our larger-cap counterparts. Furthermore, our portfolio is comprised of companies with differentiated business models that have consistently generated solid free cash flow, enjoyed healthy levels of profitability and maintained conservative balance sheets. In our opinion, these businesses, on a relative basis, tend to perform well in challenging macro environments. In addition, given their generally low leverage, we believe the portfolio's holdings should be less susceptible to Fed rates hikes when they eventually occur.

Sincerely,

JUDITH M. VALE AND ROBERT W. D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.4%
Consumer Staples	6.9
Energy	2.0
Financials	13.6
Health Care	15.9
Industrials	20.7
Information Technology	18.6
Materials	8.8
Short-Term Investments	1.1
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	11.43%	11.11%	8.64%	12.17%
Trust Class[3]	08/26/1993	11.35%	11.01%	8.57%	12.15%
Advisor Class[4]	04/02/1997	11.06%	10.71%	8.28%	11.93%
Institutional Class[5]	07/01/1999	11.62%	11.30%	8.85%	12.32%
Class R6[23]	03/15/2013	11.69%	11.29%	8.72%	12.20%
Index
Russell 2000® Index[1,15]		8.59%	12.85%	7.04%	9.50%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.01%, 1.10%, 1.39%, 0.85% and 0.78% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Equity Fund Commentary (Unaudited)

Neuberger Berman Global Equity Fund Institutional Class generated a total return of 5.76% for the fiscal year ended August 31, 2016, underperforming the 7.86% return of its benchmark, the MSCI All Country World Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)

Healthy returns masked the volatility present in global markets throughout this fiscal year. In addition to concerns about low commodity prices and slow growth, both globally and in specific economies such as China, markets saw two major selloffs. The first was triggered by negative interest rates and fears about their impact on the economically important Eurozone and Japanese banking sectors; then in June, markets sold off again on the surprise outcome of the "Brexit" referendum and its potential impacts in the UK and economies across the Eurozone. Each time, markets rebounded fairly quickly. The U.S. and emerging markets, each up over 12% for the period, outperformed developed international markets, where Brexit and banking concerns were most pronounced.

Within the Index, by sector, Information Technology (IT) stocks performed best, followed by Consumer Staples, which benefited from a flight to safety. By country, New Zealand and Brazil were top performers.

Within the portfolio, stock selection within Consumer Staples along with an overweight to IT provided the greatest benefit. By country, strong stock picking in Japan and U.S.-based holdings, such as our top individual contributors, SanDisk, Amazon.com, and Waste Connections, contributed positively to performance.

SanDisk, the leading supplier of NAND flash technologies, received a bid from Western Digital. Amazon.com, the e-commerce giant, saw better-than-expected results from its web and cloud services, and an announced merger between U.S.-based Waste Connections and Progressive Waste was well received by investors.

The weakest Index sectors included Health Care, which posted a small loss, and Financials. Greece and Italy were the weakest individual markets.

Within the portfolio, stock selection in Industrials and Telecommunication Services, and, by country, UK-based holdings, contributed to our relative shortfall. Key detractors this period included UK-based holdings Barclays, TalkTalk, and Travis Perkins. UK based bank Barclays, and Travis Perkins, the UK builders' merchant, were hurt by fears about the economic impact in the UK of the Brexit referendum. TalkTalk, a UK Telecom/TV/Internet service provider, was the victim of a cyber-attack. We continue to own each of these names. Elsewhere, limited exposure to the top-performing Brazilian market was a detriment.

Looking ahead, Brexit may lead to additional political, economic and market uncertainty for the UK and EU. We do not believe it will lead to a full-blown crisis, however. We believe it is clear that political risk has increased for other nations, with French elections, most notably, coming in 2017, which is likely to dampen consumer and corporate risk appetite. Weaker growth for the next 12 to 18 months may be the likely result.

Given this uncertainty, we made changes to the portfolio over the latter part of the period, preferring to invest on conviction once the dust settles, rather than trade during a period of significant volatility. Our conviction on quality is unshaken, as is our affinity for domestically focused U.S. businesses and European multinationals. As ever, our focus remains on investing in companies with sustainable profitability and growth characteristics at attractive valuations, believing this is the best way to add value over the long term.

Sincerely,

BENJAMIN SEGAL AND SAURIN D. SHAH
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	5.76%	7.07%	4.89%
Class A	06/30/2011	5.46%	6.70%	4.52%
Class C	06/30/2011	4.66%	5.92%	3.75%
With Sales Charge
Class A		–0.61%	5.45%	3.33%
Class C		3.66%	5.92%	3.75%
Index
MSCI All Country World Index[1,15]		7.86%	8.91%	6.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 4.77%, 5.24% and 6.00% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.16%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund Commentary (Unaudited)

Neuberger Berman Global Real Estate Fund Institutional Class generated a 16.49% total return for the fiscal year ended August 31, 2016, underperforming its benchmark, the FTSE EPRA/NAREIT Developed Index, which generated an 18.36% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of elevated volatility, the global stock market generated a positive return during the reporting period. The market was negatively impacted at times given concerns over moderating global growth, geopolitical issues, and uncertainties regarding the UK electorate's vote to leave the European Union (Brexit) and investor risk aversion. However, these issues were overshadowed by periods of solid investor demand and continued supportive monetary policy. Comparatively, global real estate investment trusts (REITs) posted even stronger results, partially due to overall positive investor demand and generally declining longer-term interest rates.

While it produced a strong absolute return, the Fund underperformed the benchmark during the reporting period. The Fund's positioning from the regional/country perspective detracted from results during the reporting period. An overweight to the UK was the largest negative for returns as it performed poorly given concerns about the fallout from Brexit. We pared back the Fund's allocation to the UK during the reporting period. An overweight to France was also a headwind for performance. On the upside, having no exposures to Spain and the Netherlands were the most additive for relative results.

Sector allocation, overall, was negative for performance. An overweight to the Real Estate Holding & Development sector, along with underweights to the Retail REITs and Diversified REITs sectors, were the largest detractors from results. Conversely, an overweight to the Specialty REITs sector and an underweight to Hotel & Lodging REITs sector were the largest contributors to returns.

Finally, stock selection, overall, detracted from the Fund's performance. The largest negative for results was the Fund's holdings in the Industrial & Office REITs sector. Stock selection in the Hotel & Lodging REITs sector was also a headwind for performance. On the upside, our holdings in the Specialty REITs and Real Estate Holding & Development sectors were the most additive for results.

The U.S. economy has been fairly resilient in the face of global headwinds. Turning to the Fed, it appears likely to us that the central bank will take a measured and cautious approach in terms of normalizing policy. We believe continued economic growth and modest inflation should be supportive for the U.S. commercial property market. Overseas, post the outcome of the Brexit vote, we believe that the medium-term consequences for both the UK. and the Continent are negative, although the longer term impact at this point remains unclear. At this point, UK REITs are trading at relatively low valuations, and we believe there is still downside risk to net asset values. We are also worried about the cyclical and structural headwinds still to come in the UK property market. On the Continental side, however, we are positive on the stirrings of recovery in the French economy and have positioned the portfolio to take advantage of what we hope to be a broad-based recovery in France. Elsewhere, in Asia Pacific, we believe the deferral of the consumption tax hike removed a potential risk from Japan, but market confidence is substantially shaken by the country's negative interest rate policy. In our opinion, Australia remains the brightest spot in Asia Pacific. Elsewhere, we believe Hong Kong and Singapore markets could experience a sustained gradual correction.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/30/2014	16.49%	5.62%
Class A	12/30/2014	16.09%	5.23%
Class C	12/30/2014	15.15%	4.41%
With Sales Charge
Class A		9.40%	1.57%
Class C		14.15%	4.41%
Index
FTSE EPRA/NAREIT Developed Index[1,15]		18.36%	6.30%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 10.18%, 10.80% and 12.12% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary (Unaudited)

Neuberger Berman Greater China Equity Fund Institutional Class generated a 12.09% total return for the fiscal year ended August 31, 2016, outperforming its benchmark, the MSCI China Index, which returned 8.28% over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the past 12 months, China equity markets continued to be volatile. The domestic China A-shares market underperformed in September due to weaker than expected macroeconomic data released for August. Markets rebounded after the China National Day holidays, primarily due to the U.S. Federal Open Market Committee delaying interest rates hike, stabilizing China Purchasing Managers Index (PMI) and supportive policies such as cutting the purchase tax for automobiles and reducing down payment requirements for first time home buyers. Published third quarter 2015 GDP growth of 6.9% and another round of interest rate and reserve requirement ratio (RRR) cuts by 25 basis points and 50 basis points, respectively, further supported markets. In November, China's Fifth Plenum led to the abolition of its One Child Policy and anticipation of the Shenzhen-Hong Kong Stock Connect program. Towards calendar year-end, the onshore market performed well due to ongoing state-owned enterprises reforms and the International Monetary Fund including the renminbi (RMB) in the special drawing rights basket. In January, China equity markets declined mainly because of concerns over RMB depreciation and major shareholders selling their positions after the ban was lifted, which triggered the new China A-shares circuit breaker twice in the first four trading days. The circuit breaker was subsequently suspended by the China Securities Regulatory Commission (CSRC). Markets stabilized in early February due to January PMI, rising oil prices and expectations of supply side reform.

In March, both the offshore and onshore markets rebounded strongly after the People's Bank of China cut RRR by 50 basis points, the government's announcement of additional home purchase easing measures, and the supportive outcome of the National People's Congress. Markets consolidated in April and trading turnover sharply declined as investor sentiment remained cautious. In May, markets declined further due to Caixin PMI being lower than expected, sliding onshore commodities futures, concerns over restrictions in Mergers & Acquisitions, refinancing activities by Chinese regulators and another potential interest rate hike in the U.S. In early June, markets rallied as investor sentiment was encouraged by the impending announcement of the Shenzhen Stock Connect, but trading volume turnover significantly declined in response to the Brexit vote, after which China equities were sold off along with global markets but stabilized quickly and pared losses by month-end. Markets performed well in July as second quarter 2016 GDP growth, Industrial Output and Retail Sales figures all reported better than market estimates. However, the CSRC potentially implementing tighter rules against wealth management products resulted in profit-taking towards month-end. The offshore market outperformed in August after the CSRCs approval of Stock Connect, but sentiment turned cautious as investors focused on companies' earnings results for the first half of the year.

For the 12-month period, the Fund's underweights versus the benchmark in Information Technology (IT) and Financials contributed to performance. In contrast, the Fund's overweight position in Utilities and Industrials detracted from relative returns. Stock selection had a positive impact in IT, Industrials and Consumer Staples, whereas stock selection had a negative impact in Financials and Utilities, relative to the benchmark.

The Fund continues to focus on companies that we believe have sustainable top and bottom line growth by looking at the companies' operating cash flow from their recurring core businesses. As of August 31, 2016, the Fund's largest sector overweight relative to the benchmark was Industrials, followed by Health Care and Utilities. The largest sector underweight was IT, followed by Energy and Financials. The Fund's top 10 equity positions constituted approximately 57% of total portfolio assets at the end of the period.

We believe the China equity markets will continue to experience volatility throughout the remainder of 2016, driven by the ongoing implementation of various structural reforms by the Chinese government. It is our opinion that markets will also likely be subject to shorter-term oscillations given macroeconomic and political uncertainties abroad. Given the above, we continue to stress the importance of selectivity and focus on company fundamentals in navigating China equity markets for the coming years. We had previously discussed the opportunities for active management resulting from the bifurcation of China's economic structure. This remains the case, as indicated by first quarter corporate earnings where companies operating in sectors more aligned with the ongoing economic rebalancing generally reported healthier results versus those companies in sectors that are not. We anticipate such trends to continue to play out over time.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	10.5%
Consumer Staples	3.0
Financials	27.4
Health Care	7.0
Industrials	12.2
Information Technology	23.3
Telecommunication Services	7.7
Utilities	5.7
Short-Term Investment	3.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % Of Long Term Investments)
Mainland China	22.7%
Hong Kong	63.0
United States	14.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	07/17/2013	12.09%	11.65%
Class A	07/17/2013	12.19%	11.43%
Class C	07/17/2013	10.93%	10.45%
With Sales Charge
Class A		5.69%	9.34%
Class C		9.94%	10.45%
Index
MSCI China Index[1,15]		8.28%	6.44%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.61%, 2.01% and 2.81% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class generated an 8.45% total return for the fiscal year ended August 31, 2016, underperforming the 12.55% return of its benchmark, the S&P 500® Index for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite the uptick in volatility during the reporting period, the U.S. stock market generated positive results. The market was supported by overall positive investor demand, certain resilient economic data and continued supportive Fed monetary policy. The overall U.S. stock market, as measured by the S&P 500 Index, rose 12.55% for the 12-month period. Within the market, large-cap stocks outperformed their mid- and small-cap counterparts during the reporting period.

The Fund's investments fall into three buckets: Growth, Total Return and Opportunistic. Growth companies are those companies that have been growing their revenues and, as they did so, generating free cash flow that has been reinvested in the business at what we identify as attractive risk-adjusted returns. Total Return investments have demonstrated sustainable and/or growing streams of income that we believe are underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). Finally, Opportunistic investments are those that we believe have identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, "hidden assets," or other market dislocations that have the potential to unlock intrinsic value.1

The Fund's relative underperformance during the reporting period versus the S&P 500 Index was largely due to stock selection. In particular, selection in the Industrials, Health Care and Consumer Discretionary sectors were the largest detractors from results. On the upside, stock selection in the Utilities and Financials sectors was beneficial for performance. During the period, the Fund's cash & cash equivalents position overall was also a headwind for results. Sector allocation also detracted for the period, primarily driven by underweights to Consumer Staples and Industrials. Conversely, underweights to Health Care and Information Technology contributed to results from a sector allocation perspective during the reporting period.

The Fund's use of purchased and written options contributed to performance during the period.

We believe the U.S. economy will continue to grow steadily, while a still highly accommodative Fed may create a longer than anticipated U.S. business cycle (albeit certainly slower than the markets expected). In our view, corporate managers' willingness to drive innovation, enhance productivity, allocate capital to the best risk-adjusted return and compete on a global scale could ultimately provide investors with suitable long-term returns for the risks they bear. Nevertheless, we are very mindful of the complex world in which we live and invest. Given the impact of an increasingly global economy, we intend to remain flexible in our decisions and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.8%
Consumer Staples	13.0
Energy	5.7
Financials	12.6
Health Care	11.6
Industrials	9.8
Information Technology	18.9
Materials	3.0
Telecommunication Services	4.1
Utilities	4.5
Other	0.0
Short-Term Investment	2.0
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,11

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	8.45%	11.52%	6.60%	10.97%
Trust Class[3]	08/03/1993	8.31%	11.34%	6.42%	10.92%
Advisor Class[4]	09/03/1996	8.03%	10.93%	6.01%	10.78%
Institutional Class[5]	05/27/2009	8.68%	11.73%	6.74%	10.99%
Class A19	05/27/2009	8.32%	11.33%	6.46%	10.95%
Class C19	05/27/2009	7.47%	10.48%	5.87%	10.85%
Class R3[16]	05/27/2009	8.00%	11.02%	6.26%	10.91%
With Sales Charge
Class A19		2.07%	10.02%	5.83%	10.85%
Class C19		6.54%	10.48%	5.87%	10.85%
Index
S&P 500® Index[1,15]		12.55%	14.69%	7.51%	11.06%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.87%, 1.06%, 1.54%, 0.71%, 1.07%, 1.83% and 1.37% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.50% and 1.36% for Advisor Class and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)

Neuberger Berman International Equity Fund Institutional Class generated a total return of 4.78% for the fiscal year ended August 31, 2016, outperforming its benchmark, the MSCI EAFE® Index (the Index), which provided a 0.38% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

From an Index perspective, volatility continued to limit returns in international developed equity markets, as geopolitical factors compounded ongoing global growth and commodity pricing concerns. The most significant selloffs happened in mid-February, over negative interest rate concerns and their impact on Eurozone and Japanese banking sectors, and in late June, over potential ramifications of the surprising outcome of the "Brexit" referendum.

Within the Index, Consumer Staples led winners, posting double-digit positive results, in part due to a flight to safety during the period's uncertainty. Information Technology (IT), Industrials, and Materials stocks also outperformed, as did Energy—the latter two driven by 2016's commodities pricing recovery. By country, New Zealand and Australia saw the strongest returns.

Four Index sectors had losses this period, with Financials hardest hit by the above-mentioned monetary policy concerns, followed by Health Care, Telecommunication Services, and Consumer Discretionary stocks. By country, Italy and Spain were weakest.

This was a good year for disciplined active investors, with the majority of our outperformance driven by stock selection (although sector allocation decisions were also additive). Stocks from within the IT and Financials sectors, and by market, from Switzerland and Japan, had the largest positive impact.

Top contributors included KEYENCE, Sundrug, and Synergy Health. KEYENCE, the Japanese factory automation equipment supplier, continued to implement its growth strategy, deepening its product portfolio and adding marketing resources to gain market share globally. Sundrug, the Japanese drugstore chain, continued to see steady growth in sales and profits, combined with good cost control, despite weak economic conditions in Japan. Early in the period, a takeover of Synergy Health, a UK-based health care services name, was approved, leading to a significant rise in its stock price, leading us to sell off the position.

Weaker relative returns came from Telecommunication Services names, an underweight to the recovering Energy sector, holdings domiciled in the UK, and limited exposure to the top-performing Australian market. Detractors included UK-based banks Barclays and Lloyds, and Travis Perkins, the UK builders' merchant. All were hurt by fears about the local economic impact of the Brexit referendum. We continue to own all three.

Looking ahead, the Brexit vote could lead to a protracted period of political, economic and market uncertainty for the UK and EU. We do not believe it will lead to a full-blown crisis however. What is clear, in our opinion, is that political risk has increased for other nations—with French elections, most notably, coming in 2017—which is likely to dampen consumer and corporate risk appetite. Weaker growth for the next 12 to 18 months is the likely result.

We made changes to the portfolio during the fiscal year, preferring to invest on conviction once the dust settles rather than trade during a period of significant volatility. Our emphasis on quality is unshaken, and as ever, our focus remains on investing in companies with sustainable profitability and growth characteristics, at attractive valuations.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	4.60%	5.28%	2.50%	4.49%
Trust Class[12]	01/28/2013	4.59%	5.23%	2.48%	4.46%
Institutional Class	06/17/2005	4.78%	5.44%	2.58%	4.56%
Class A12	01/28/2013	4.48%	5.17%	2.45%	4.44%
Class C12	01/28/2013	3.70%	4.59%	2.17%	4.18%
Class R6[22]	09/03/2013	5.02%	5.51%	2.61%	4.59%
With Sales Charge
Class A12		–1.52%	3.93%	1.84%	3.89%
Class C12		2.70%	4.59%	2.17%	4.18%
Index
MSCI EAFE® Index[1,15]		0.38%	5.48%	2.19%	4.52%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.25%, 1.36%, 1.07%, 1.43%, 2.18% and 0.99% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96% and 0.78% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary (Unaudited)

Neuberger Berman International Select Fund Trust Class generated a total return of 3.65% for the fiscal year ended August 31, 2016, outperforming its benchmark, the MSCI EAFE® Index (the Index), which provided a 0.38% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

From an Index perspective, volatility continued to limit returns in international developed equity markets, as geopolitical factors compounded ongoing global growth and commodity pricing concerns. The most significant selloffs happened in mid-February, over negative interest rate concerns and their impact on Eurozone and Japanese banking sectors, and in late June, over potential ramifications of the surprising outcome of the "Brexit" referendum.

In the Index, Consumer Staples led winners, posting double-digit positive results, in part due to a flight to safety during the period's uncertainty. Information Technology (IT), Industrials, and Materials stocks also outperformed, as did Energy—the latter two driven by 2016's commodities pricing recovery. By country, New Zealand and Australia saw the strongest returns.

Four Index sectors had losses this period, with Financials hardest hit by the above-mentioned monetary policy concerns, followed by Health Care, Telecommunication Services, and Consumer Discretionary stocks. By country, Italy and Spain were weakest.

This was a good year for disciplined active investors, with the majority of our outperformance driven by stock selection (although sector allocation decisions were also additive).

Stocks from within the IT and Industrials sectors—both helped by overweighting the better-performing sectors—and by market, from Japan and off-benchmark holdings, had the largest relative positive impact.

Top contributors included KEYENCE, Amlin, and Partners Group. KEYENCE, the Japanese factory automation equipment supplier, continued to implement its growth strategy, deepening its product portfolio and adding marketing resources to gain market share globally. Amlin, the UK-based reinsurer received a takeover bid at a premium early this fiscal period, and we sold our position. Partners Group, a Swiss alternative investment manager, benefited from heightened earnings guidance.

Weaker relative returns came from the Health Care and Telecommunication Services sectors, holdings domiciled in the UK and limited exposure to the top-performing Australian market. Detractors included UK-based banks Barclays and Lloyds, which were hurt by fears about the local economic impact of the Brexit referendum, and TalkTalk, a UK Telecom/TV/Internet service provider, which was the victim of a cyber-attack earlier in the period. We continue to own all three.

Looking ahead, we believe the Brexit vote could lead to a protracted period of political, economic and market uncertainty for the UK and EU. We do not believe it will lead to a full-blown crisis however. What is clear, in our opinion, is that political risk has increased for other nations—with French elections, most notably, coming in 2017—which is likely to dampen consumer and corporate risk appetite. Weaker growth for the next 12 to 18 months is the likely result.

We made changes to the portfolio during the fiscal year, preferring to invest on conviction once the dust settles rather than trade during a period of significant volatility. Our emphasis on quality is unshaken, and as ever, our focus remains on investing in companies with sustainable profitability and growth characteristics, at attractive valuations.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	3.65%	4.16%	2.26%	2.43%
Institutional Class[6]	10/06/2006	3.94%	4.52%	2.61%	2.78%
Class A14	12/20/2007	3.69%	4.16%	2.26%	2.43%
Class C14	12/20/2007	2.89%	3.40%	1.60%	1.78%
Class R3[14]	05/27/2009	3.33%	3.90%	2.06%	2.23%
With Sales Charge
Class A14		–2.26%	2.93%	1.66%	1.83%
Class C14		1.89%	3.40%	1.60%	1.78%
Index
MSCI EAFE® Index[1,15]		0.38%	5.48%	2.19%	2.44%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.33%, 0.93%, 1.31%, 2.05% and 1.55% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.90%, 1.30%, 2.00% and 1.51% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 2.96% total return for the fiscal year ended August 31, 2016, underperforming its benchmark, the Russell 2000® Value Index, which returned 13.80% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Since mid-February lows, equity markets have rallied amid mostly positive U.S. economic data. Manufacturing figures improved, employment and wage growth continued, housing starts and new home sales were higher than expected and retail sales were mostly strong. The extreme volatility which marked most of the year has subsided over the past few months due to better than expected second quarter earnings results and optimism about the domestic economy. Our cyclically sensitive portfolio underperformed, as investors sought refuge in less cyclical and more yield oriented investments. Our Financial Services sector mismatch (long regional banks, limited real estate investment trust (REIT) exposure) was a drag on relative performance. Investors turned pessimistic on the ability of banks to increase their net interest margins while REIT yields looked more appealing as the Fed continued to delay interest rate hikes.

Our investments in independent power producers continued to disappoint during the period. Dynegy, NRG Energy and Covanta Holding declined between 20% and 50%, as they continued to be plagued by commodity and power price weakness. Even though these companies are utilities, they are levered, complex, and at their core, commodity plays.

Other sector biases also played a part in the portfolio's underperformance. Nearly 38% of our strategy is invested in the Technology sector, which cost us around 250 basis points of relative return. Infinera, Verint Systems, Seachange, Bankrate and VeriFone Systems all reported disappointing earnings and lowered guidance over the past 12 months. There were, however, some solid performers in the Technology sector. Rovi Corp. is acquiring TiVo in what is generally believed to be a highly accretive merger. Ultratech's profitability is improving, as the company recorded its second straight positive quarter driven by strength in its Advanced Packaging business and Laser Spike Annealing (LSA) tool orders. Mercury Systems completed the acquisition of Microsemi which is believed to contribute about 30% of the company's forecasted revenue in 2017.

Also on the positive side, oil and gas prices remained relatively low and the portfolio benefitted from our minimal commitment to this sector. Given our large presence in the Technology and Industrial sectors our preference is to increase our exposure to the Health Care and Consumer sectors. During the year we added new positions in Health Care and in Consumer companies. Our Health Care companies performed well. Affymetrix was acquired by Thermo Fisher, and we sold it for a gain. Charles River Laboratories which provides a growing number of products used in laboratory research, has used its strong cash flow to make acquisitions that are additive to earnings while also repurchasing its shares. HeartWare, a new holding, was acquired by Medtronic at a 95% premium to our cost, and we sold it, realizing a gain.

In short, we believe that this year's underperformance can be summed up in one word—Yield. Over the past 12 months, our lack of exposure to REITs and dividend-paying utilities has cost us dearly. Our minimal exposure to REITs, which were up 28% for the fiscal year period, had a significant impact on our relative returns.

While more recently released economic reports have been encouraging, we believe economic uncertainty remains. A number of developments abroad could affect U.S. markets. At home, the possibility of a Fed rate hike before the end of the year and the outcome of the presidential election could lead to increased market volatility.

We look forward to our next communication and thank you for your commitment to our Fund.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	6.5%
Consumer Staples	0.8
Energy	1.1
Financial Services	10.6
Health Care	8.5
Materials & Processing	5.7
Producer Durables	17.9
Technology	37.6
Utilities	4.5
Short-Term Investment	6.8
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2016
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	2.96%	12.60%	8.40%	10.95%
Class A18	05/10/2010	2.58%	12.17%	8.15%	10.82%
Class C18	05/10/2010	1.85%	11.34%	7.65%	10.55%
With Sales Charge
Class A18		–3.33%	10.85%	7.51%	10.47%
Class C18		0.88%	11.34%	7.65%	10.55%
Index
Russell 2000® Value Index[1,15]		13.80%	12.63%	5.80%	8.55%
Russell 2000® Index[1,15]		8.59%	12.85%	7.04%	7.54%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.10%, 1.51% and 2.22% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT18

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class generated a 13.16% total return for the fiscal year ended August 31, 2016, outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 12.92% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the past fiscal year, equities experienced some wild fluctuations as the global economy, oil prices and monetary policy decisions swayed trading activity. At the start of the period the market dropped as investors fretted over economic softness in China and other emerging markets; stocks regained their footing but plunged again in early 2016, when a fall in oil prices and a newly tighter U.S. monetary environment exacerbated the ongoing global concerns. The market rebounded quickly, however, as the Fed took a more dovish tone on interest rates, oil prices began to recover and the U.S. economy exhibited signs of health. Stocks remained on an upward path, propped up by easy monetary policies around the world, until attention turned toward Britain's vote to exit the European Union. The market plummeted in June on news of the "Brexit" decision, but then rose to new heights in August, as global investors in search of higher returns and greater stability bought up U.S. investments.

Within the Index, returns were positive across all ten sectors. Performance leadership spanned both the defensive and cyclical arenas with Information Technology, Telecommunication Services, Industrials and Utilities as the strongest segments of the market. Sectors that lagged the overall market included Consumer Discretionary, Energy and Financials.

In terms of Fund performance, Materials was the greatest source of upside relative to the Index. This was due to our heavier exposure to the overall sector, and specifically, our investment in gold producer, Newmont Mining (NEM). The stock outperformed over the period due to a rise in gold prices, which were driven higher by persistently low interest rates in the U.S. and ongoing concerns about the global economy. Consumer Discretionary caused the heaviest loss for the Fund versus the Index. The shortfall largely stemmed from weakness in luxury retailer Ralph Lauren Corp. (RL), which began to sell off after the company reported disappointing fiscal third quarter 2016 earnings and lowered its outlook for 2016, citing issues that included unfavorable product assortment and a decline in customer traffic. We continue to see value in RL, however, as management continues to scale back its brands, cut costs and identify opportunities for growth, which we believe should allow the stock to move higher as challenged end markets improve over time.

Going forward, we believe that easy monetary policy combined with a stabilizing U.S. economy could continue to prop up equities, but we remain wary as stock multiples are reaching historically high levels and corporate earnings growth has been slowing. Moreover, while companies have been avidly returning cash to shareholders via buybacks and dividends, it is our view that many investors are growing concerned that this is being done to the detriment of capital investment. In addition, we still see significant macro risks for the market that include another Fed rate move, the outcome and aftermath of the U.S. presidential election, the ongoing Brexit fallout and signs of further economic weakness in China and Japan. However, rather than trying to gauge the timing and impact of such events, we instead focus our efforts on evaluating individual stocks and continue to pursue our strategy of seeking underappreciated names with hidden value that can be realized as specific catalysts play out over time. We believe that this approach is key to creating a portfolio that can generate favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	7.1%
Consumer Staples	4.3
Energy	16.1
Financials	30.1
Health Care	3.4
Industrials	16.5
Information Technology	4.5
Materials	9.1
Telecommunication Services	1.5
Utilities	1.1
Short-Term Investment	6.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	13.16%	11.38%	5.04%	12.47%
Trust Class[3]	08/30/1993	12.97%	11.16%	4.85%	12.38%
Advisor Class[4]	08/16/1996	12.81%	11.00%	4.69%	12.25%
Institutional Class[5]	06/07/2006	13.38%	11.56%	5.22%	12.51%
Class A19	06/21/2010	12.94%	11.12%	4.89%	12.43%
Class C19	06/21/2010	12.09%	10.29%	4.40%	12.30%
Class R3[16]	06/21/2010	12.58%	10.83%	4.72%	12.38%
With Sales Charge
Class A19		6.46%	9.82%	4.27%	12.27%
Class C19		11.15%	10.29%	4.40%	12.30%
Index
Russell 1000® Value Index[1,15]		12.92%	14.39%	6.08%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.87%, 1.06%, 1.21%, 0.71%, 1.10%, 1.83% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.37% for Class R3 shares, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a –1.70% total return for the fiscal year ended August 31, 2016, lagging its benchmark, the Russell Midcap® Growth Index, which returned 7.00% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing twelve months offered up an unpredictable roller-coaster of highs and lows, beginning with a meaningful market correction, driven in the middle by the highly correlated power of oil, the dollar, and economic news out of China, and closing with a healthy dose of nationalistic cynicism and uncertainty courtesy of the upcoming U.S. presidential election and Great Britain's surprising decision to leave the European Union. Not to be upstaged, the Fed continued its very public, ongoing rate debate, complete with dueling hawkish and dovish postures around the overall health and direction of our economy. Driven by the aforementioned, we believe the market's demeanor has ranged from highly irrational to oddly calm, which, depending on the day, may have proved challenging to active managers. Despite the push towards new highs, this market hasn't represented a sustained shift to risk-on or an embracing of positive momentum. Instead, we believe this has been a safe-haven rally, driven by an overabundance of caution and characterized by unexpected correlations, generally low volume and a continued "free money" distortion of the capital allocation process. However, the good news, likely lost amid the headlines and intermittent volatility, is that most companies generally continued to execute and deliver reasonably good earnings.

On average during the period, the portfolio was overweight in Information Technology (IT), Health Care, Telecommunication Services and Energy and underweight in Consumer Staples, Financials, Materials, Consumer Discretionary and Industrials relative to its benchmark. Two sudden and ruthless market rotations (August/September 2015 and January/February 2016), away from higher anticipation investment stories proved extremely challenging to our approach and portfolio positioning, particularly within IT, which accounted for nearly half of our relative underperformance. Our significant underweight to real estate investment trusts (REITs) also proved to be a drag, as investors continued to seek yield and flock towards the perceived safety of income-generating investments. The period was also impacted by poor results from several holdings, as Tableau Software, Stericycle, Alliance Data Systems and Zebra Technologies (each sold during the year) all delivered results and guidance that surprised and disappointed the market. For the period, Burlington Stores was the top performing holding, while Envision Health Care was the leading detractor. Burlington, a national off-price retailer of branded apparel, rose above the sorry state of retail to deliver strong results that were enthusiastically received by the market. Envision, a provider of outsourced facility-based physician and healthcare transportation services, delivered surprisingly poor results as they overestimated demand for physician outsourcing and then struggled to adjust their staffing levels accordingly. We elected to sell our position in Envision.

Despite the occasional bouts of extreme volatility, we believe the market proved fairly adept at shaking off the aforementioned macro-level worries and largely rolling with the seemingly endless fiscal, monetary and political chatter. Underpinning that market resiliency has been reasonably solid corporate earnings and continued broadly positive economic indicators, trends that we believe are certainly capable of continuing through year-end and into 2017. As a result, bullish sentiment continues to outweigh bearish, and we simply can't discount the market's ability to keep steaming forward, even if it doesn't always make sense or follow past formulas. Given the continued potential for volatility, it's more incumbent upon us to strike the proper risk/reward balance within the portfolio. With that said, we remain cautiously optimistic that what we view as higher growth companies, offering intriguing catalysts and compelling fundamentals, will continue to gain greater traction with the market and provide an attractive alternative to the yield-centric and flight-to-safety trades that have become increasingly crowded.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	22.5%
Consumer Staples	3.2
Energy	1.7
Financials	6.3
Health Care	19.0
Industrials	13.9
Information Technology	23.7
Materials	3.9
Telecommunication Services	1.6
Short-Term Investment	4.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	–1.70%	10.83%	8.30%	11.59%
Trust Class[3]	08/30/1993	–1.77%	10.77%	8.17%	11.50%
Advisor Class[4]	09/03/1996	–2.04%	10.45%	7.87%	11.30%
Institutional Class[5]	04/19/2007	–1.52%	11.06%	8.58%	11.67%
Class A19	05/27/2009	–1.91%	10.66%	8.20%	11.56%
Class C19	05/27/2009	–2.62%	9.84%	7.61%	11.40%
Class R3[16]	05/27/2009	–2.12%	10.39%	8.00%	11.51%
Class R6[23]	03/15/2013	–1.44%	11.05%	8.40%	11.62%
With Sales Charge
Class A19		–7.56%	9.35%	7.56%	11.39%
Class C19		–3.54%	9.84%	7.61%	11.40%
Index
Russell Midcap® Growth Index[1,15]		7.00%	13.43%	8.76%	N/A
Russell Midcap® Index[1,15]		9.91%	14.29%	8.49%	13.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.93%, 1.00%, 1.26%, 0.76%, 1.12%, 1.89%, 1.38% and 0.68% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.12%, 1.87% and 1.37% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 5.85% total return for the fiscal year ended August 31, 2016, underperforming its benchmark, the Russell Midcap® Value Index, which returned 12.88% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the period, the market was dominated by momentum and income producing securities. Our strong value orientation led us to invest in contrarian stocks in the cheaper, more cyclically oriented sectors of the market, and as a result, the Fund underperformed.

Equity markets became volatile and sensitive to changes in the economic backdrop during the last several months of 2015. Volatility continued into the second quarter of this year, heightened in June by Britain's surprising decision to exit the European Union (Brexit). Over the past few months, volatility has subsided due to several factors. Second quarter earnings results were better than expected, and recent U.S. economic news has been mostly positive. Both the ISM Manufacturing and Non-Manufacturing Indices were higher than anticipated, jobs reports were strong and wage growth beat expectations. Housing starts and new home sales were materially higher than anticipated, and retail sales were mostly strong.

During the period, performance benefitted from the Fund's stock selection in the Energy and Health Care sectors and both an overweight and stock selection in Producer Durables. Merger and acquisition activity also helped. Our largest holding during the period, ADT, which is engaged in the electronic security business, was acquired by Apollo; Tyco International completed its merger with Johnson Controls in a $14 billion deal creating a new giant provider of commercial-building systems; and SanDisk, a Technology company engaged in manufacturing flash memory products, was acquired by Western Digital. ONEOK, a diversified energy company, and Devon Energy, an independent oil and natural gas exploration and production company, benefitted from a recovery in commodity prices. Zimmer Biomet Holdings, a manufacturer of medical devices, continued to profit from cross selling and growth acceleration resulting from the Biomet merger in 2015. In Producer Durables, Itron benefitted from improved operational performance and recovering end markets, and Avery Dennison posted strong fundamentals consistently beating sales and earnings estimates. Colony Starwood Homes emerged in early 2016, when Starwood Waypoint (our former holding) merged with Colony Homes, creating the leading single family rental real estate investment trust. The company gained recognition in its category and benefitted from significant cost synergies resulting from the merger.

On the negative side, underweights in two of the benchmark's better performing sectors, Consumer Staples and Utilities, hurt performance. Overweights in the Consumer Discretionary sector also detracted. Lagging investments included Corrections Corporation of America (CXW), a Financial Services company engaged in the operation of correctional facilities. Shares plummeted in mid-August following a U.S. Department of Justice announcement regarding plans to reduce future reliance on privately operated facilities. Presently only 7% of CXW's total annual revenue is derived from contracts which may be affected by the decision upon their expiration. A few of our regional banks (BankUnited, Huntington Bancshares) lagged due to the low rate environment although this has reversed in recent months. NRG Energy (Utilities), which was sold in February, continued to be impacted by commodity and power price weakness. Hertz Global Holdings was slow to rightsize its fleet, and shares remained suppressed, despite improving trends in the car rental business. Staples (sold in December) and Office Depot were hurt by a Federal Court ruling blocking their merger, which would have created substantial cost synergies.

While more recently released economic reports were encouraging, we believe economic uncertainty remains. The possibility of a Fed rate hike before the end of the year and the outcome of the U.S. presidential election could lead to increased market volatility. A number of developments abroad, including Brexit and uncertainty about China's growth rate, might also have a negative impact on U.S. markets. We believe that our focus on what we see as quality companies—companies who are selling at a discount to intrinsic value1 with a potential catalyst for value creation—should fare well in such an environment.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.5%
Consumer Staples	4.2
Energy	6.4
Financial Services	20.4
Health Care	4.3
Materials & Processing	5.3
Producer Durables	18.2
Technology	18.8
Utilities	5.8
Short-Term Investment	2.1
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	5.85%	13.26%	6.91%	9.18%
Trust Class[3]	06/10/1999	5.80%	13.07%	6.80%	9.10%
Institutional Class[5]	03/08/2010	6.18%	13.51%	7.10%	9.29%
Class A19	06/21/2010	5.76%	13.10%	6.85%	9.14%
Class C19	06/21/2010	5.01%	12.27%	6.36%	8.85%
Class R3[16]	06/21/2010	5.54%	12.83%	6.69%	9.05%
With Sales Charge
Class A19		–0.32%	11.78%	6.22%	8.77%
Class C19		4.10%	12.27%	6.36%	8.85%
Index
Russell Midcap® Value Index[1,15]		12.88%	15.03%	7.98%	9.36%
Russell Midcap® Index[1,15]		9.91%	14.29%	8.49%	8.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.25%, 1.49%, 1.08%, 1.48%, 2.21% and 1.74% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated an 8.94% total return for the fiscal year ended August 31, 2016 versus a 12.55% total return for its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Within the Index, all ten sectors generated a positive return for the period. Consumer Staples, Industrials, Information Technology (IT), Materials, Telecommunication Services and Utilities outperformed relative to the overall benchmark. Consumer Discretionary, Energy, Financials and Health Care all lagged the overall benchmark. We believe heightened market volatility over the course of the year contributed to the dispersion in performance across sectors.

Within the portfolio, stock selection in Consumer Staples and IT benefitted relative performance. Stock selection in Consumer Discretionary and Energy detracted from relative performance during the period. The Fund ended the fiscal year with an overweight, relative to the benchmark, in the Financials, Health Care, Industrials, IT, and Materials sectors. The Fund ended the fiscal year with an underweight, relative to the benchmark, in the Consumer Discretionary, Consumer Staples, Energy, Telecommunication Services, and Utilities sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities that we believe show attractive risk/return profiles across each investment category.

We believe the current environment is attractive for free cash flow oriented investing because company balance sheets are healthy and free cash flow generation remains strong. As a result, management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, selective and highly accretive acquisitions—all can accrue to the benefit of equity holders. When company specific drivers are in focus, high conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance going forward.

Our style of investing is based on rigorous fundamental research. The analysis centers on the business model and a company's ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	4.7%
Consumer Staples	3.9
Energy	4.3
Financials	23.8
Health Care	17.0
Industrials	14.2
Information Technology	27.3
Materials	3.9
Short-Term Investment	0.9
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2016
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	8.94%	14.28%	7.55%
Class A17	12/21/2009	8.53%	13.88%	7.29%
Class C17	12/21/2009	7.73%	13.03%	6.75%
With Sales Charge
Class A17		2.26%	12.54%	6.65%
Class C17		6.73%	13.03%	6.75%
Index
S&P 500® Index[1,15]		12.55%	14.69%	7.09%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.73%, 1.10% and 1.84% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT17

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a 21.59% total return for the for the fiscal year ended August 31, 2016, underperforming its benchmark, the FTSE NAREIT All Equity REITs Index, which generated a 25.37% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated strong results during the reporting period. The market was supported by overall positive investor demand, certain resilient economic data and continued supportive Fed monetary policy. The overall U.S. stock market, as measured by the S&P 500® Index, rose 12.55% for the 12-month period. Comparatively, real estate investment trusts (REITs) posted even stronger results during the period, partially due to robust investor demand and declining longer-term interest rates.

Sector positioning, overall, detracted from the Fund's relative performance during the reporting period. In particular, an overweight to Real Estate Operating Companies (non-REIT real estate related securities) and an underweight to Free Standing were negative for results. On the upside, an underweight to Lodging/Resorts and an overweight to Single Family Homes were the largest contributors to performance. Stock selection, overall, was modestly positive for performance. Contributing the most to results was stock selection in the Diversified, Mixed and Lodging/Resorts sectors. Simon Property Group, a leading commercial real estate company with both regional malls and discount outlet centers, American Tower Corp., an operator and developer of wireless communications towers, and Public Storage, a self-storage REIT, were the largest contributors to performance.

The sectors that detracted the most from the Fund's performance from a stock selection perspective were Apartments, Office and Free Standing. Several individual holdings were also negative for results, including Forest City Realty Trust, Inc., a diversified REIT, as well as Host Hotels & Resorts, Inc. and LaSalle Hotel Properties, two Lodging/Resorts REITs. We eliminated all three positions during the reporting period.

The U.S. economy has been fairly resilient in the face of global headwinds. Turning to the Fed, it appears likely to us that the central bank will take a measured and cautious approach in terms of normalizing policy. We believe continued economic growth and modest inflation should be supportive for the U.S. commercial property market. As in the past, we believe real estate fundamentals, not interest rates, will be the long-term driver of performance in the REIT market. In particular, we believe real estate companies with sustainable cash flow and dividend growth have the potential to perform well. Strong, flexible balance sheets that can withstand capital markets volatility will likely also be important. We are focused on companies with management teams that can capitalize on pricing differences between the public and private real estate markets.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	11.0%
Data Centers	5.0
Diversified	3.1
Free Standing	3.3
Health Care	10.2
Industrial	4.9
Infrastructure	9.8
Lodging/Resorts	1.6
Manufactured Homes	2.5
Office	12.3
Real Estate Operating Companies	1.7
Regional Malls	10.5
Self Storage	5.5
Shopping Centers	9.4
Single Family Homes	2.8
Specialty	1.5
Timber	3.7
Short-Term Investment	1.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,21

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	21.59%	11.27%	6.90%	11.89%
Institutional Class[6]	06/04/2008	21.84%	11.48%	7.07%	12.01%
Class A14	06/21/2010	21.37%	11.08%	6.78%	11.80%
Class C14	06/21/2010	20.45%	10.24%	6.29%	11.44%
Class R3[14]	06/21/2010	21.03%	10.80%	6.61%	11.68%
Class R6[24]	03/15/2013	21.85%	11.48%	7.00%	11.96%
With Sales Charge
Class A14		14.39%	9.77%	6.15%	11.34%
Class C14		19.45%	10.24%	6.29%	11.44%
Index
FTSE NAREIT All Equity REITs Index[1,15]		25.37%	13.65%	6.73%	11.00%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.39%, 1.04%, 1.41%, 2.17%, 1.66% and 0.97% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.78% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a –3.16% total return for the fiscal year ended August 31, 2016, lagging its benchmark, the Russell 2000® Growth Index, which returned 3.55% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing twelve months offered up an unpredictable roller-coaster of highs and lows, beginning with a meaningful market correction, driven in the middle by the highly correlated power of oil, the U.S. dollar, and economic news out of China and closing with a healthy dose of nationalistic cynicism and uncertainty courtesy of the upcoming U.S. presidential election and Great Britain's surprising decision to leave the European Union. Not to be upstaged, the Fed continued its very public, ongoing rate debate, complete with dueling hawkish and dovish postures around the overall health and direction of our economy. Driven by the aforementioned, we believe the market's demeanor has ranged from highly irrational to oddly calm, which, depending on the day, may have proved challenging to active managers. Despite the push towards new highs, this market hasn't represented a sustained shift to risk-on or an embracing of positive momentum. Instead, we believe this has been a safe-haven rally driven by an overabundance of caution and characterized by unexpected correlations, generally low volume and a continued "free money" distortion of the capital allocation process. However, the good news, likely lost amid the headlines and intermittent volatility, is that in general, companies continued to execute and deliver reasonably good earnings.

On average during the period, the portfolio was overweight in Information Technology, Energy and Health Care and underweight in Materials, Industrials, Financials, Consumer Staples, Telecommunication Services and Consumer Discretionary relative to its benchmark. Two sudden and ruthless market rotations (August/September 2015 and January/February 2016), away from higher expectation investment stories proved extremely challenging to our approach and portfolio positioning, particularly within Health Care which faced a perfect storm fueled by elevated valuations, drug pricing politics and the implosion of large-cap Valeant Pharmaceuticals (We did not hold this security). For the period, Burlington Stores was the top performing holding, while Pacira Pharmaceuticals was the leading detractor. Burlington, a national off-price retailer of branded apparel, rose above the sorry state of retail to deliver strong results that were enthusiastically received by the market. Pacira, which develops non-opioid products for postsurgical pain control, lagged expectations for the re-launch of their key product, which negatively impacted their earnings. Given the increased uncertainty, extremely unforgiving environment and headwinds for the specialty pharmaceutical segment, we elected to exit our position.

Despite the occasional bouts of extreme volatility, we believe the market proved fairly adept at shaking off the aforementioned macro-level worries and largely rolling with the seemingly endless fiscal, monetary and political chatter. Underpinning that market resiliency have been reasonably solid corporate earnings and continued broadly positive economic indicators, trends that we believe are certainly capable of continuing through year-end and into 2017. As a result, bullish sentiment continues to outweigh bearish, and we simply can't discount the market's ability to keep steaming forward, even if it doesn't always make sense or follow past formulas. Given the continued potential for volatility, it's more incumbent upon us to strike the proper risk/reward balance within the portfolio. With that said, we remain cautiously optimistic that companies with a recent history of higher growth, offering what we believe are intriguing catalysts and compelling fundamentals, will continue to gain greater traction with the market and provide an attractive alternative to the yield-centric and flight-to-safety trades that have become increasingly crowded.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	15.9%
Consumer Staples	3.0
Energy	1.7
Financials	5.6
Health Care	25.9
Industrials	15.6
Information Technology	27.9
Materials	1.9
Short-Term Investment	2.5
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	–3.16%	10.00%	6.65%	7.99%
Trust Class[3]	11/03/1998	–3.27%	9.81%	6.44%	7.84%
Advisor Class[4]	05/03/2002	–3.40%	9.66%	6.26%	7.75%
Institutional Class[5]	04/01/2008	–2.82%	10.35%	6.90%	8.13%
Class A19	05/27/2009	–3.18%	9.95%	6.57%	7.95%
Class C19	05/27/2009	–3.92%	9.13%	5.99%	7.62%
Class R3[16]	05/27/2009	–3.44%	9.68%	6.38%	7.84%
With Sales Charge
Class A19		–8.74%	8.66%	5.94%	7.59%
Class C19		–4.80%	9.13%	5.99%	7.62%
Index
Russell 2000® Growth Index[1,15]		3.55%	13.02%	8.20%	7.45%
Russell 2000® Index[1,15]		8.59%	12.85%	7.04%	8.72%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.68%, 1.86%, 2.00%, 1.45%, 1.83%, 2.58% and 2.15% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.31%, 1.40%, 1.60%, 0.91%, 1.26%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary (Unaudited)

Neuberger Berman Socially Responsive Fund Investor Class reported a total return of 10.49% for the fiscal year ended August 31, 2016, trailing the 12.55% return of the S&P 500® Index for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Strong returns masked the volatility in the equity markets this period. For instance, by mid-February, the S&P declined nearly 12% as worries of a slowing China combined with weakness in U.S. businesses impacted by weak energy and commodity related markets led to fears of a U.S. downturn. Similarly, in June, fears of implications from the UK electorate's vote to leave the European Union reignited concerns of a global economic slowdown and caused an immediate flight to safety and a sell-off in global equity markets.

Despite market turmoil, steady growth in the U.S. and stability in other major economies helped commodity prices rally from their lows and arrested the appreciation of the U.S. dollar. While uncertainties remain—including elections in the U.S. and the corresponding lack of clarity on trade and economic policies potentially creating volatility, we continue to believe that U.S. job growth, consumer strength and an accommodative Fed should result in a favorable backdrop for continued slow growth.

For the Fund, top contributors included long-term holdings Texas Instruments, Intuit and Newell Brands. Each executed well, with Texas Instruments benefiting from its strong position in analog chips and Newell Brands benefiting from progress in its recent Jarden acquisition. Intuit continued to benefit from its dominant position in tax preparation for consumers and its move to a Software as a Service model for its accounting solutions for small business.

Detractors included American Express and Alliance Data Systems, both high returns businesses that saw multiples compress on rising worries about the credit cycle. Robert Half International, a predominantly U.S.-based skilled labor services business supporting professional and small businesses, also hurt performance. We continue to own all three, believing these businesses will benefit if continued steady U.S. economic growth dispels some of the fears embedded in their valuations.

During the fiscal year, we took advantage of market volatility to opportunistically add some well-positioned businesses including JP Morgan, Medtronic, Weyerhaeuser, Motorola Solutions, and Delphi Automotive. Delphi emerged in 2010 from its post-crisis bankruptcy as a streamlined, disciplined and innovative company with global manufacturing scale. We believe Delphi's presence in the growing active safety, fuel economy and wireless connectivity segments position it to grow at an advantaged pace. Delphi's content growth, we believe, is likely to be higher in hybrid and electric cars.

With much of the post-financial crisis regulatory landscape clarified, we consider JP Morgan, a premier consumer and commercial banking, asset management and investment banking firm, well positioned to navigate and grow within a heavily regulated industry and slow growth environment. In our opinion, the company benefits from scale and diversification, and the value of its businesses remains compelling. We exited positions that we considered fully valued, including Adobe Systems, O'Reilly Automotive, Herman Miller, PayPal and Keurig Green Mountain (upon a private equity takeover offer.)

Looking ahead, absent some external shock, we anticipate slow growth continuing. We believe the U.S. economic backdrop is resilient, and while the Fed has begun to increase rates, the trajectory remains very measured. Thus, we believe monetary policy is likely to continue to be supportive of growth. Clearly global risks remain, but, in our opinion, U.S. fundamentals appear firm and supportive for equities.

We remain pleased with our portfolio companies, believing they are positioned to outperform peers—with strong cash flow and balance sheets ready to weather a storm, should one arise.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Socially Responsive Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	9.9%
Consumer Staples	4.0
Energy	8.6
Financials	16.2
Health Care	16.7
Industrials	14.8
Information Technology	21.7
Materials	1.0
Telecommunication Services	3.1
Utilities	2.8
Short-Term Investments	1.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2016
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	10.49%	12.58%	7.22%	9.04%
Trust Class[3]	03/03/1997	10.29%	12.38%	7.02%	8.87%
Institutional Class[5]	11/28/2007	10.70%	12.78%	7.38%	9.12%
Class A19	05/27/2009	10.27%	12.34%	7.07%	8.98%
Class C19	05/27/2009	9.44%	11.51%	6.48%	8.71%
Class R3[16]	05/27/2009	10.01%	12.10%	6.88%	8.89%
Class R6[23]	03/15/2013	10.78%	12.77%	7.31%	9.09%
With Sales Charge
Class A19		3.92%	11.02%	6.44%	8.69%
Class C19		8.45%	11.51%	6.48%	8.71%
Index
S&P 500® Index[1,15]		12.55%	14.69%	7.51%	9.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.85%, 1.03%, 0.68%, 1.05%, 1.79%, 1.29% and 0.60% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Value Fund Commentary (Unaudited)

Neuberger Berman Value Fund Institutional Class generated a 13.23% total return for the fiscal year ended August 31, 2016, outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 12.92% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the past fiscal year, equities experienced some wild fluctuations as the global economy, oil prices and monetary policy decisions swayed trading activity. At the start of the period the market dropped as investors fretted over economic softness in China and other emerging markets; stocks regained their footing but plunged again in early 2016, when a fall in oil prices and a newly tighter U.S. monetary environment exacerbated the ongoing global concerns. The market rebounded quickly, however, as the Fed took a more dovish tone on interest rates, oil prices began to recover and the U.S. economy exhibited signs of health. Stocks remained on an upward path, propped up by easy monetary policies around the world, until attention turned toward Britain's vote to exit the European Union. The market plummeted in June on news of the "Brexit" decision, but then rose to new heights in August, as global investors in search of higher returns and greater stability bought up U.S. investments.

Within the Index, returns were positive across all ten sectors. Performance leadership spanned both the defensive and cyclical arenas with Information Technology, Telecommunication Services, Industrials and Utilities as the strongest segments of the market. Sectors that lagged the overall market included Consumer Discretionary, Energy and Financials.

In terms of Fund performance, Materials was the greatest source of upside relative to the Index. This was due to our heavier exposure to the overall sector, and specifically, our investment in gold producer, Newmont Mining (NEM). The stock outperformed over the period due to a rise in gold prices, which were driven higher by persistently low interest rates in the U.S. and ongoing concerns about the global economy. Consumer Discretionary caused the heaviest loss for the Fund versus the Index. The shortfall largely stemmed from weakness in luxury retailer Ralph Lauren Corp. (RL), which began to sell off after the company reported disappointing fiscal third quarter 2016 earnings and lowered its outlook for 2016, citing issues that included unfavorable product assortment and a decline in customer traffic. We continue to see value in RL, however, as management continues to scale back its brands, cut costs and identify opportunities for growth, which we believe should allow the stock to move higher as challenged end markets improve over time.

Going forward, we believe that easy monetary policy combined with a stabilizing U.S. economy could continue to prop up equities, but we remain wary as stock multiples are reaching historically high levels and corporate earnings growth has been slowing. Moreover, while companies have been avidly returning cash to shareholders via buybacks and dividends, it is our view that many investors are growing concerned that this is being done to the detriment of capital investment. In addition, we still see significant macro risks for the market that include another Fed rate move, the outcome and aftermath of the U.S. presidential election, the ongoing Brexit fallout and signs of further economic weakness in China and Japan. However, rather than trying to gauge the timing and impact of such events, we instead focus our efforts on evaluating individual stocks and continue to pursue our strategy of seeking out underappreciated names that we think have hidden value that can be realized if specific catalysts play out over time. We believe that this approach is key to creating a portfolio that can generate favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	7.1%
Consumer Staples	4.3
Energy	16.1
Financials	30.1
Health Care	3.4
Industrials	16.5
Information Technology	4.5
Materials	9.1
Telecommunication Services	1.5
Utilities	1.0
Short-Term Investment	6.4
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2016
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[20]	04/19/2010	13.23%	12.46%	7.33%
Class A20	03/02/2011	12.70%	12.02%	7.09%
Class C20	03/02/2011	11.92%	11.21%	6.65%
With Sales Charge
Class A20		6.22%	10.70%	6.45%
Class C20		10.92%	11.21%	6.65%
Index
Russell 1000® Value Index[1,15]		12.92%	14.39%	5.69%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 20 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.83%, 2.22% and 2.99% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT20

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 69 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund is relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund were relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account

Endnotes (cont'd)

differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund");

Endnotes (cont'd)

DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

21  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they

Endnotes (cont'd)

provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM and Neuberger Berman who provided services to the Funds under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Funds, the nature or level of services provided to the Funds, or the fees any Fund pays under its Agreements.

On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans will be provided by Neuberger Berman.

Following the Reorganization, the employees of NBM who currently provide services to each Fund under the Agreements and Plans will continue to provide the same services, except that they will provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization will not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA / NAREIT Developed Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets.

FTSE NAREIT All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

MSCI China Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Starting December 1, 2015, MSCI began including U.S.-listed China stocks in the index. The index does not include China A-shares. (China A-shares are securities listed on the Shanghai or Shenzhen Stock Exchanges and traded in renminbi, with limited accessibility to foreign investors.)

MSCI EAFE® Index (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

Glossary of Indices (cont'd)

Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2016 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 8/31/16 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During the Period(1) 3/1/16 - 8/31/16	Expense Ratio	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During the Period(2) 3/1/16 - 8/31/16	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,151.30	$3.79	0.70%	$1,000.00	$1,021.62	$3.56	0.70%
Class A	$1,000.00	$1,149.20	$5.67	1.05%	$1,000.00	$1,019.86	$5.33	1.05%
Class C	$1,000.00	$1,143.30	$9.70	1.80%	$1,000.00	$1,016.09	$9.12	1.80%
Class R6	$1,000.00	$1,151.10	$3.35	0.62%	$1,000.00	$1,022.02	$3.15	0.62%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,230.60	$7.01	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Class A	$1,000.00	$1,229.30	$8.41	1.50%	$1,000.00	$1,017.60	$7.61	1.50%
Class C	$1,000.00	$1,223.90	$12.58	2.25%	$1,000.00	$1,013.83	$11.39	2.25%
Class R3	$1,000.00	$1,226.60	$10.69	1.91%	$1,000.00	$1,015.53	$9.68	1.91%
Class R6	$1,000.00	$1,231.40	$6.62	1.18%	$1,000.00	$1,019.20	$5.99	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$1,128.50	$3.75	0.70%	$1,000.00	$1,021.62	$3.56	0.70%
Class A	$1,000.00	$1,126.00	$5.72	1.07%	$1,000.00	$1,019.76	$5.43	1.07%
Class C	$1,000.00	$1,121.80	$9.65	1.81%	$1,000.00	$1,016.04	$9.17	1.81%
Class R3	$1,000.00	$1,123.90	$7.15	1.34%	$1,000.00	$1,018.40	$6.80	1.34%
Focus Fund
Investor Class	$1,000.00	$1,152.70	$5.14	0.95%	$1,000.00	$1,020.36	$4.82	0.95%
Trust Class	$1,000.00	$1,152.10	$6.00	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Advisor Class	$1,000.00	$1,150.40	$6.70	1.24%	$1,000.00	$1,018.90	$6.29	1.24%
Institutional Class	$1,000.00	$1,153.90	$4.06	0.75%	$1,000.00	$1,021.37	$3.81	0.75%
Class A	$1,000.00	$1,152.20	$6.00	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$1,147.10	$10.04	1.86%	$1,000.00	$1,015.79	$9.42	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,161.30	$5.54	1.02%	$1,000.00	$1,020.01	$5.18	1.02%
Trust Class	$1,000.00	$1,160.70	$5.97	1.10%	$1,000.00	$1,019.61	$5.58	1.10%
Advisor Class	$1,000.00	$1,159.30	$7.33	1.35%	$1,000.00	$1,018.35	$6.85	1.35%
Institutional Class	$1,000.00	$1,162.10	$4.62	0.85%	$1,000.00	$1,020.86	$4.32	0.85%
Class R6	$1,000.00	$1,162.50	$4.24	0.78%	$1,000.00	$1,021.22	$3.96	0.78%
Global Equity Fund
Institutional Class	$1,000.00	$1,104.70	$6.08	1.15%	$1,000.00	$1,019.36	$5.84	1.15%
Class A	$1,000.00	$1,102.30	$7.98	1.51%	$1,000.00	$1,017.55	$7.66	1.51%
Class C	$1,000.00	$1,097.70	$11.92	2.26%	$1,000.00	$1,013.77	$11.44	2.26%
Global Real Estate Fund
Institutional Class	$1,000.00	$1,153.30	$5.41	1.00%	$1,000.00	$1,020.11	$5.08	1.00%
Class A	$1,000.00	$1,151.50	$7.36	1.36%	$1,000.00	$1,018.30	$6.90	1.36%
Class C	$1,000.00	$1,146.50	$11.38	2.11%	$1,000.00	$1,014.53	$10.68	2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,240.60	$8.50	1.51%	$1,000.00	$1,017.55	$7.66	1.51%
Class A	$1,000.00	$1,237.90	$10.52	1.87%	$1,000.00	$1,015.74	$9.48	1.87%
Class C	$1,000.00	$1,233.00	$14.71	2.62%	$1,000.00	$1,011.97	$13.25	2.62%
Guardian Fund
Investor Class	$1,000.00	$1,119.80	$5.01	0.94%	$1,000.00	$1,020.41	$4.77	0.94%
Trust Class	$1,000.00	$1,118.40	$5.75	1.08%	$1,000.00	$1,019.71	$5.48	1.08%
Advisor Class	$1,000.00	$1,117.80	$6.07	1.14%	$1,000.00	$1,019.41	$5.79	1.14%
Institutional Class	$1,000.00	$1,120.90	$3.89	0.73%	$1,000.00	$1,021.47	$3.71	0.73%
Class A	$1,000.00	$1,118.90	$5.59	1.05%	$1,000.00	$1,019.86	$5.33	1.05%
Class C	$1,000.00	$1,113.70	$9.83	1.85%	$1,000.00	$1,015.84	$9.37	1.85%
Class R3	$1,000.00	$1,117.40	$7.24	1.36%	$1,000.00	$1,018.30	$6.90	1.36%

Expense Information as of 8/31/16 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During the Period(1) 3/1/16 - 8/31/16	Expense Ratio	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During the Period(2) 3/1/16 - 8/31/16	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$1,091.10	$5.73	1.09%	$1,000.00	$1,019.66	$5.53	1.09%
Trust Class	$1,000.00	$1,091.50	$5.68	1.08%	$1,000.00	$1,019.71	$5.48	1.08%
Institutional Class	$1,000.00	$1,092.60	$4.47	0.85%	$1,000.00	$1,020.86	$4.32	0.85%
Class A	$1,000.00	$1,090.40	$6.36	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Class C	$1,000.00	$1,086.10	$10.28	1.96%	$1,000.00	$1,015.28	$9.93	1.96%
Class R6	$1,000.00	$1,093.80	$4.11	0.78%	$1,000.00	$1,021.22	$3.96	0.78%
International Select Fund
Trust Class	$1,000.00	$1,090.20	$6.57	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Class	$1,000.00	$1,091.50	$4.73	0.90%	$1,000.00	$1,020.61	$4.57	0.90%
Class A	$1,000.00	$1,089.80	$6.51	1.24%	$1,000.00	$1,018.90	$6.29	1.24%
Class C	$1,000.00	$1,085.70	$10.49	2.00%	$1,000.00	$1,015.08	$10.13	2.00%
Class R3	$1,000.00	$1,088.40	$7.93	1.51%	$1,000.00	$1,017.55	$7.66	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,129.70	$5.35	1.00%	$1,000.00	$1,020.11	$5.08	1.00%
Class A	$1,000.00	$1,126.90	$7.27	1.36%	$1,000.00	$1,018.30	$6.90	1.36%
Class C	$1,000.00	$1,122.70	$11.26	2.11%	$1,000.00	$1,014.53	$10.68	2.11%
Large Cap Value Fund
Investor Class	$1,000.00	$1,233.60	$5.05	0.90%	$1,000.00	$1,020.61	$4.57	0.90%
Trust Class	$1,000.00	$1,232.70	$5.95	1.06%	$1,000.00	$1,019.81	$5.38	1.06%
Advisor Class	$1,000.00	$1,231.60	$6.79	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Institutional Class	$1,000.00	$1,235.10	$3.93	0.70%	$1,000.00	$1,021.62	$3.56	0.70%
Class A	$1,000.00	$1,232.20	$6.06	1.08%	$1,000.00	$1,019.71	$5.48	1.08%
Class C	$1,000.00	$1,227.80	$10.19	1.82%	$1,000.00	$1,015.99	$9.22	1.82%
Class R3	$1,000.00	$1,230.60	$7.63	1.36%	$1,000.00	$1,018.30	$6.90	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,142.90	$5.22	0.97%	$1,000.00	$1,020.26	$4.93	0.97%
Trust Class	$1,000.00	$1,142.90	$5.28	0.98%	$1,000.00	$1,020.21	$4.98	0.98%
Advisor Class	$1,000.00	$1,141.10	$6.73	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Class	$1,000.00	$1,144.80	$4.04	0.75%	$1,000.00	$1,021.37	$3.81	0.75%
Class A	$1,000.00	$1,142.30	$5.98	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$1,138.10	$10.00	1.86%	$1,000.00	$1,015.79	$9.42	1.86%
Class R3	$1,000.00	$1,140.60	$7.32	1.36%	$1,000.00	$1,018.30	$6.90	1.36%
Class R6	$1,000.00	$1,145.30	$3.61	0.67%	$1,000.00	$1,021.77	$3.40	0.67%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,147.30	$6.37	1.18%	$1,000.00	$1,019.20	$5.99	1.18%
Trust Class	$1,000.00	$1,146.90	$6.75	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Class	$1,000.00	$1,148.90	$4.59	0.85%	$1,000.00	$1,020.86	$4.32	0.85%
Class A	$1,000.00	$1,146.40	$6.53	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Class C	$1,000.00	$1,142.40	$10.56	1.96%	$1,000.00	$1,015.28	$9.93	1.96%
Class R3	$1,000.00	$1,145.80	$7.87	1.46%	$1,000.00	$1,017.80	$7.41	1.46%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,133.20	$4.13	0.77%	$1,000.00	$1,021.27	$3.91	0.77%
Class A	$1,000.00	$1,131.20	$6.00	1.12%	$1,000.00	$1,019.51	$5.69	1.12%
Class C	$1,000.00	$1,127.20	$9.89	1.85%	$1,000.00	$1,015.84	$9.37	1.85%

Expense Information as of 8/31/16 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During the Period(1) 3/1/16 - 8/31/16	Expense Ratio	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During the Period(2) 3/1/16 - 8/31/16	Expense Ratio
Real Estate Fund
Trust Class	$1,000.00	$1,156.40	$5.64	1.04%	$1,000.00	$1,019.91	$5.28	1.04%
Institutional Class	$1,000.00	$1,157.70	$4.61	0.85%	$1,000.00	$1,020.86	$4.32	0.85%
Class A	$1,000.00	$1,155.40	$6.56	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Class C	$1,000.00	$1,151.20	$10.60	1.96%	$1,000.00	$1,015.28	$9.93	1.96%
Class R3	$1,000.00	$1,153.50	$7.90	1.46%	$1,000.00	$1,017.80	$7.41	1.46%
Class R6	$1,000.00	$1,157.40	$4.23	0.78%	$1,000.00	$1,021.22	$3.96	0.78%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,222.60	$6.76	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Trust Class	$1,000.00	$1,222.30	$7.65	1.37%	$1,000.00	$1,018.25	$6.95	1.37%
Advisor Class	$1,000.00	$1,221.10	$8.43	1.51%	$1,000.00	$1,017.55	$7.66	1.51%
Institutional Class	$1,000.00	$1,225.00	$5.03	0.90%	$1,000.00	$1,020.61	$4.57	0.90%
Class A	$1,000.00	$1,222.80	$7.04	1.26%	$1,000.00	$1,018.80	$6.39	1.26%
Class C	$1,000.00	$1,217.90	$11.21	2.01%	$1,000.00	$1,015.03	$10.18	2.01%
Class R3	$1,000.00	$1,221.20	$8.43	1.51%	$1,000.00	$1,017.55	$7.66	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$1,132.60	$4.61	0.86%	$1,000.00	$1,020.81	$4.37	0.86%
Trust Class	$1,000.00	$1,131.00	$5.52	1.03%	$1,000.00	$1,019.96	$5.23	1.03%
Institutional Class	$1,000.00	$1,133.50	$3.59	0.67%	$1,000.00	$1,021.77	$3.40	0.67%
Class A	$1,000.00	$1,131.40	$5.63	1.05%	$1,000.00	$1,019.86	$5.33	1.05%
Class C	$1,000.00	$1,126.70	$9.57	1.79%	$1,000.00	$1,016.14	$9.07	1.79%
Class R3	$1,000.00	$1,129.90	$6.91	1.29%	$1,000.00	$1,018.65	$6.55	1.29%
Class R6	$1,000.00	$1,133.80	$3.22	0.60%	$1,000.00	$1,022.12	$3.05	0.60%
Value Fund
Institutional Class	$1,000.00	$1,236.80	$3.99	0.71%	$1,000.00	$1,021.57	$3.61	0.71%
Class A	$1,000.00	$1,233.80	$6.12	1.09%	$1,000.00	$1,019.66	$5.53	1.09%
Class C	$1,000.00	$1,230.30	$10.26	1.83%	$1,000.00	$1,015.94	$9.27	1.83%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

Schedule of Investments Dividend Growth Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (89.6%)
Aerospace & Defense (5.0%)
General Dynamics Corp.	2,775	$422
Raytheon Co.	2,550	357
Rockwell Collins, Inc.	2,900	243
		1,022
Air Freight & Logistics (1.5%)
United Parcel Service, Inc. Class B	2,850	311
Banks (8.7%)
Citigroup, Inc.	8,950	427
Citizens Financial Group, Inc.	18,600	461
First Hawaiian, Inc.*	4,900	130
JPMorgan Chase & Co.	6,550	442
PNC Financial Services Group, Inc.	3,600	325
		1,785
Communications Equipment (3.5%)
Cisco Systems, Inc.	13,150	414
Motorola Solutions, Inc.	3,900	300
		714
Consumer Finance (1.8%)
Synchrony Financial	13,175	367
Diversified Telecommunication Services (1.9%)
Frontier Communications Corp.	85,000	391
Electric Utilities (1.6%)
Exelon Corp.	9,850	335
Electrical Equipment (1.8%)
Hubbell, Inc.	3,500	379
Electronic Equipment, Instruments & Components (3.4%)
CDW Corp.	6,750	301
TE Connectivity Ltd.	6,400	407
		708
Energy Equipment & Services (1.4%)
Schlumberger Ltd.	3,625	286
Food Products (6.8%)
Bunge Ltd.	7,150	457
ConAgra Foods, Inc.	6,400	298
	Number of Shares	Value (000's)
Mondelez International, Inc. Class A	7,750	$349
Pinnacle Foods, Inc.	5,850	296
		1,400
Health Care Providers & Services (1.6%)
Express Scripts Holding Co.*	4,500	327
Hotels, Restaurants & Leisure (2.0%)
Carnival Corp.	8,500	406
Household Products (1.9%)
Procter & Gamble Co.	4,450	389
Insurance (3.8%)
Chubb Ltd.	2,850	362
MetLife, Inc.	9,600	416
		778
IT Services (3.9%)
Automatic Data Processing, Inc.	4,475	402
Leidos Holdings, Inc.	9,800	397
		799
Machinery (1.1%)
Kennametal Inc.	8,000	224
Media (3.0%)
Comcast Corp. Class A	4,750	310
Omnicom Group, Inc.	3,600	310
		620
Metals & Mining (6.0%)
Lundin Mining Corp.*	85,350	323
Newmont Mining Corp.	11,400	436
Royal Gold, Inc.	6,500	476
		1,235
Oil, Gas & Consumable Fuels (8.6%)
Devon Energy Corp.	12,200	529
EOG Resources, Inc.	5,250	465
Noble Energy, Inc.	7,000	241
Occidental Petroleum Corp.	3,150	242
Suncor Energy, Inc.	11,250	305
		1,782
	Number of Shares	Value (000's)
Pharmaceuticals (4.0%)
Bristol-Myers Squibb Co.	3,850	$221
Eli Lilly & Co.	2,550	198
Teva Pharmaceutical Industries Ltd. ADR	8,250	416
		835
Real Estate Investment Trusts (1.5%)
American Tower Corp.	2,800	317
Semiconductors & Semiconductor Equipment (5.8%)
Applied Materials, Inc.	14,150	422
Maxim Integrated Products, Inc.	8,600	350
NXP Semiconductors NV*	4,900	432
		1,204
Software (3.7%)
Microsoft Corp.	8,050	463
Oracle Corp.	7,400	305
		768
Technology Hardware, Storage & Peripherals (2.0%)
Apple, Inc.	3,875	411
Textiles, Apparel & Luxury Goods (1.4%)
Coach, Inc.	7,400	283
Tobacco (1.9%)
Philip Morris International, Inc.	3,950	395
Total Common Stocks (Cost $16,682)		18,471
Short-Term Investment (10.4%)
Investment Company (10.4%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(a) (Cost $2,140)	2,140,393	2,140
Total Investments (100.0%) (Cost $18,822)		20,611
Other Assets Less Liabilities (0.0%)		6
Net Assets (100.0%)		$20,617

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$18,471	$—	$—	$18,471
Short-Term Investment	—	2,140	—	2,140
Total Investments	$18,471	$2,140	$—	$20,611

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (97.3%)
Brazil (7.2%)
AMBEV SA ADR	1,205,900	$7,151
BB Seguridade Participacoes SA	539,200	4,867
Cielo SA	467,408	4,862
Embraer SA ADR	73,100	1,287
Energisa SA	254,500	1,652
FPC Par Corretora de Seguros SA	534,100	2,150
Itau Unibanco Holding SA, Preference Shares	794,970	8,826
Kroton Educacional SA	487,300	2,083
		32,878
Chile (0.9%)
SACI Falabella	614,445	4,343
China (23.5%)
Alibaba Group Holding Ltd. ADR*	45,900	4,461
Baidu, Inc. ADR*	42,600	7,287
Beijing Enterprises Holdings Ltd.	774,400	4,442
Changyou.com Ltd. ADR*	167,700	4,156
China Everbright International Ltd.	5,946,900	7,605
China Medical System Holdings Ltd.	2,756,800	4,620
China Mengniu Dairy Co. Ltd.	1,249,970	2,372
China Mobile Ltd.	831,000	10,262
China State Construction International Holdings Ltd.	3,025,400	3,611
China Vanke Co. Ltd., H Shares	1,605,223	4,118
CNOOC Ltd.	2,612,400	3,209
Haier Electronics Group Co. Ltd.	2,874,800	4,810
Hua Hong Semiconductor Ltd.(a)	1,072,900	1,176
Industrial & Commercial Bank of China Ltd., H Shares	14,948,400	9,500
	Number of Shares	Value (000's)
PICC Property & Casualty Co. Ltd., H Shares	2,363,200	$3,905
Ping An Insurance Group Co. of China Ltd., H Shares	1,136,900	5,884
Sunny Optical Technology Group Co. Ltd.	1,570,000	8,389
Tencent Holdings Ltd.	671,300	17,463
		107,270
Czech Republic (0.8%)
Komercni Banka A/S	111,450	3,772
Hong Kong (1.6%)
AIA Group Ltd.	714,000	4,515
Galaxy Entertainment Group Ltd.	915,400	2,979
		7,494
India (12.1%)
Cairn India Ltd.	1,201,575	3,586
Cummins India Ltd.	378,798	5,180
Dabur India Ltd.	1,205,309	5,247
Dewan Housing Finance Corp. Ltd.	911,840	3,945
Glenmark Pharmaceuticals Ltd.	285,185	3,575
HDFC Bank Ltd. ADR	58,300	4,177
Hindustan Unilever Ltd.	163,385	2,233
Housing Development Finance Corp. Ltd.	163,770	3,448
IndusInd Bank Ltd.	200,240	3,543
InterGlobe Aviation Ltd.*(a)	114,690	1,514
Maruti Suzuki India Ltd.	71,175	5,374
Parag Milk Foods Ltd.*(a)	589,655	2,870
Power Grid Corp. of India Ltd.	1,946,066	5,335
Prestige Estates Projects Ltd.	873,175	2,434
SH Kelkar & Co. Ltd.(a)	523,030	2,667
		55,128
	Number of Shares	Value (000's)
Indonesia (3.6%)
PT AKR Corporindo Tbk	3,548,400	$1,785
PT Bank Negara Indonesia Persero Tbk	11,067,500	4,902
PT Gudang Garam Tbk	812,500	3,945
PT Link Net Tbk	426,600	143
PT Matahari Department Store Tbk	2,175,000	3,279
PT Sumber Alfaria Trijaya Tbk	53,085,000	2,261
		16,315
Jordan (0.7%)
Hikma Pharmaceuticals PLC	110,630	3,109
Korea (13.1%)
Com2uS Corp.*	19,200	1,777
Coway Co. Ltd.	97,975	7,328
Hyundai Motor Co.	49,875	5,949
LG Chem Ltd.	14,500	3,518
NAVER Corp.	9,840	7,457
NCSoft Corp.	1,800	436
Orion Corp.	7,920	5,278
Samsung Electronics Co. Ltd.	12,205	17,733
SFA Engineering Corp.	78,397	3,748
SK Hynix, Inc.	199,265	6,514
		59,738
Malaysia (0.6%)
Inari Amertron Bhd	3,530,625	2,757
Mexico (5.6%)
Arca Continental SAB de CV	366,600	2,289
Corp. Inmobiliaria Vesta SAB de CV	2,397,000	3,416
Fomento Economico Mexicano SAB de CV	354,000	3,243
Grupo Financiero Banorte SAB de CV, O Shares	947,100	5,104

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

	Number of Shares	Value (000's)
Grupo GICSA SA de CV*	2,746,100	$1,913
Grupo Mexico SAB de CV Series B	1,681,500	4,204
Infraestructura Energetica Nova SAB de CV	660,900	2,551
Unifin Financiera SAPI de CV	921,500	2,667
		25,387
Peru (1.0%)
Credicorp Ltd.	28,000	4,387
Philippines (3.0%)
Ayala Corp.	265,280	4,982
International Container Terminal Services, Inc.	200,000	360
Metropolitan Bank & Trust Co.	1,078,600	1,933
SM Investments Corp.	244,880	3,574
Universal Robina Corp.	730,510	2,932
		13,781
Russia (3.6%)
LUKOIL PJSC ADR	53,540	2,395
LUKOIL PJSC ADR	78,985	3,542
Magnit PJSC(b)	24,240	3,805
X5 Retail Group NV GDR*	255,015	6,745
		16,487
South Africa (5.4%)
Alexander Forbes Group Holdings Ltd.	4,565,990	2,106
Bid Corp. Ltd.*	231,524	4,252
FirstRand Ltd.	1,436,915	4,307
Life Healthcare Group Holdings Ltd.	1,564,625	4,097
Naspers Ltd., N Shares	45,525	7,450
Sasol Ltd.	88,800	2,236
		24,448
Taiwan, Province of China (10.4%)
Accton Technology Corp.	2,752,400	4,328
Advanced Ceramic X Corp.	342,000	2,161
Delta Electronics, Inc.	937,200	4,873
	Number of Shares	Value (000's)
eMemory Technology, Inc.	315,200	$3,278
Hermes Microvision, Inc.	165,640	7,100
Hu Lane Associate, Inc.	532,200	2,692
Kingpak Technology, Inc.	220,448	1,730
MediaTek, Inc.	524,200	4,122
Parade Technologies Ltd.	409,300	3,986
Taiwan Semiconductor Manufacturing Co. Ltd.	2,343,739	13,000
		47,270
Thailand (1.6%)
Bangkok Dusit Medical Services PCL(b)	4,122,500	2,799
CP ALL PCL(b)	2,419,000	4,350
		7,149
Turkey (1.4%)
Tofas Turk Otomobil Fabrikasi A/S	282,985	2,082
Ulker Biskuvi Sanayi A/S	609,585	4,291
		6,373
United Kingdom (1.2%)
SABMiller PLC	99,075	5,708
Total Common Stocks (Cost $393,603)		443,794
Short-Term Investment (4.1%)
Investment Company (4.1%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(c) (Cost $18,812)	18,812,214	18,812
Total Investments (101.4%) (Cost $412,415)		462,606
Other Assets Less Liabilities [(1.4%)]		(6,426)
Net Assets (100.0%)		$456,180

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities

Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 8/31/2016, these securities amounted to approximately $8,227,000, or 1.8% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Security fair valued as of 8/31/2016 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at 8/31/2016 amounted to approximately $10,954,000, which represents 2.4% of net assets of the Fund.

(c)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

POSITIONS BY INDUSTRY EMERGING MARKETS EQUITY FUND

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$46,144	10.1%
Semiconductors & Semiconductor Equipment	39,176	8.6%
Internet Software & Services	36,668	8.0%
Electronic Equipment, Instruments & Components	21,497	4.7%
Food & Staples Retailing	21,413	4.7%
Insurance	21,321	4.7%
Beverages	18,391	4.0%
Food Products	17,743	3.9%
Technology Hardware, Storage & Peripherals	17,733	3.9%
Oil, Gas & Consumable Fuels	14,968	3.3%
Automobiles	13,405	2.9%
Household Durables	12,138	2.7%
Real Estate Management & Development	11,881	2.6%
Diversified Financial Services	11,395	2.5%
Pharmaceuticals	11,304	2.5%
Wireless Telecommunication Services	10,262	2.2%
Industrial Conglomerates	8,016	1.8%
Multiline Retail	7,622	1.7%
Commercial Services & Supplies	7,605	1.7%
Media	7,450	1.6%
Thrifts & Mortgage Finance	7,393	1.6%
Electric Utilities	6,987	1.5%
Health Care Providers & Services	6,896	1.5%
Communications Equipment	6,489	1.4%
Software	6,369	1.4%
Chemicals	6,185	1.4%
Personal Products	5,247	1.1%
Machinery	5,180	1.1%
IT Services	4,862	1.1%
Metals & Mining	4,204	0.9%
Tobacco	3,945	0.9%
Construction & Engineering	3,611	0.8%
Hotels, Restaurants & Leisure	2,979	0.6%
Auto Components	2,692	0.6%
Consumer Finance	2,667	0.6%
Gas Utilities	2,551	0.6%
Household Products	2,233	0.5%
Diversified Consumer Services	2,083	0.5%
Trading Companies & Distributors	1,785	0.4%
Airlines	1,514	0.3%
Aerospace & Defense	1,287	0.3%
Transportation Infrastructure	360	0.1%
Diversified Telecommunication Services	143	0.0%
Short-Term Investment and Other Assets—Net	12,386	2.7%
	$456,180	100.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Malaysia	$—	$2,757	$—	$2,757
Russia	12,682	3,805	—	16,487
Thailand	—	7,149	—	7,149
Other Common Stocks(a)	417,401	—	—	417,401
Total Common Stocks	430,083	13,711	—	443,794
Short-Term Investment	—	18,812	—	18,812
Total Investments	$430,083	$32,523	$—	$462,606

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2016, certain securities were transferred from one level (as of August 31, 2015) to another. Based on beginning of period market values as of September 1, 2015, approximately $18,286,000, was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of August 31, 2016. These securities had been categorized as Level 2 as of August 31, 2015, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (90.4%)
Aerospace & Defense (0.9%)
Lockheed Martin Corp.	61,330	$14,901
Air Freight & Logistics (1.4%)
United Parcel Service, Inc. Class B(a)	206,100	22,510
Banks (6.5%)
First Hawaiian, Inc.*	413,700	10,996
JPMorgan Chase & Co.(a)	659,000	44,483
PNC Financial Services Group, Inc.	99,900	9,001
Umpqua Holdings Corp.	2,093,451	34,374
Wells Fargo & Co.	175,000	8,890
		107,744
Beverages (1.3%)
Anheuser-Busch InBev NV ADR	170,000	21,085
Communications Equipment (2.7%)
Cisco Systems, Inc.(a)(b)	1,415,300	44,497
Containers & Packaging (1.7%)
International Paper Co.(a)	568,000	27,542
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	433,500	17,721
Frontier Communications Corp.	2,882,100	13,258
		30,979
Electric Utilities (8.4%)
Edison International(a)	412,500	29,997
Entergy Corp.	478,700	37,435
Exelon Corp.	982,500	33,405
NextEra Energy, Inc.(a)	315,200	38,120
		138,957
Energy Equipment & Services (3.1%)
Helmerich & Payne, Inc.	255,247	15,432
Schlumberger Ltd.	462,100	36,506
		51,938
	Number of Shares	Value (000's)
Food Products (2.0%)
ConAgra Foods, Inc.(a)	731,000	$34,072
Household Products (2.2%)
Procter & Gamble Co.(a)	418,400	36,531
Industrial Conglomerates (4.1%)
General Electric Co.	869,100	27,151
Koninklijke Philips NV	620,400	18,020
Siemens AG	198,000	23,643
		68,814
Insurance (2.0%)
MetLife, Inc.	772,700	33,535
IT Services (0.9%)
Leidos Holdings, Inc.	381,507	15,455
Media (2.5%)
Regal Entertainment Group Class A	1,934,500	41,360
Multi-Utilities (6.8%)
Ameren Corp.(a)	670,300	33,126
Black Hills Corp.	280,000	16,383
DTE Energy Co.(a)	360,100	33,453
WEC Energy Group, Inc.	488,800	29,270
		112,232
Oil, Gas & Consumable Fuels (4.7%)
Exxon Mobil Corp.	390,200	34,002
Occidental Petroleum Corp.	235,100	18,068
Suncor Energy, Inc.	590,900	16,019
Williams Cos., Inc.	360,000	10,058
		78,147
Pharmaceuticals (6.1%)
Bristol-Myers Squibb Co.	289,000	16,586
Eli Lilly & Co.(a)	210,200	16,343
GlaxoSmithKline PLC ADR	835,300	36,302
Johnson & Johnson(a)	269,100	32,114
		101,345
	Number of Shares	Value (000's)
Real Estate Investment Trusts (20.5%)
Blackstone Mortgage Trust, Inc. Class A	789,900	$23,555
Crown Castle International Corp.	467,200	44,277
DCT Industrial Trust, Inc.	440,500	21,457
Douglas Emmett, Inc.	623,600	23,422
EPR Properties	247,900	19,416
Equinix, Inc.(a)	89,500	32,994
Iron Mountain, Inc.	504,900	19,393
Prologis, Inc.(a)	838,200	44,517
Public Storage(a)	60,000	13,436
Simon Property Group, Inc.(a)	157,500	33,936
Starwood Property Trust, Inc.	1,252,700	28,687
Weyerhaeuser Co.	1,065,100	33,923
		339,013
Road & Rail (1.6%)
Union Pacific Corp.	279,900	26,739
Semiconductors & Semiconductor Equipment (4.0%)
Linear Technology Corp.(a)	190,700	11,107
Maxim Integrated Products, Inc.	493,300	20,087
QUALCOMM, Inc.(a)	500,000	31,535
Texas Instruments, Inc.(a)	50,000	3,477
		66,206
Software (2.2%)
Microsoft Corp.(a)	631,000	36,257
Specialty Retail (1.6%)
Best Buy Co., Inc.	683,000	26,282
Technology Hardware, Storage & Peripherals (1.3%)
Western Digital Corp.	451,000	21,048
Total Common Stocks (Cost $1,296,332)		1,497,189

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (cont'd)

	Number of Shares	Value (000's)
Preferred Stocks (2.2%)
Oil, Gas & Consumable Fuels (1.2%)
El Paso Energy Capital Trust I, 4.75%	397,579	$20,670
Pharmaceuticals (1.0%)
Allergan PLC, Ser. A, 5.50%	19,365	16,125
Total Preferred Stocks (Cost $34,485)		36,795
	Principal Amount
Convertible Bonds (5.4%)
Electronic Equipment, Instruments & Components (0.1%)
Knowles Corp., Senior Unsecured Notes, 3.25%, due 11/1/21(c)	$ 2,050,000	2,150
Real Estate Investment Trusts (2.2%)
Extra Space Storage LP, Guaranteed Notes, 3.13%, due 10/1/35(c)	33,260,000	36,108
Internet & Direct Marketing Retail (0.8%)
Priceline Group, Inc., Senior Unsecured Notes, 0.90%, due 9/15/21	12,900,000	13,714
Internet Software & Services (1.8%)
LinkedIn Corp., Senior Unsecured Notes, 0.5%, due 11/1/19	8,600,000	8,536
SINA Corp., Senior Unsecured Notes, 1.00%, due 12/1/18	17,000,000	16,989
Twitter, Inc., Senior Unsecured Notes, 1.00.%, due 9/15/21	4,710,000	4,339
		29,864
	Principal Amount	Value (000's)
Media (0.5%)
Liberty Media Corp., Senior Unsecured Notes, 2.25%, due 9/30/46(c)	$ 4,307,000	$ 4,423
Live Nation Entertainment, Inc., Senior Unsecured Notes, 2.50%, due 5/15/19	3,260,000	3,476
		7,899
Total Convertible Bonds (Cost $83,563)		89,735
	Number of Shares
Short-Term Investment (1.9%)
Investment Company (1.9%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(b)(d) (Cost $30,529)	30,529,159	30,529
Total Investments (99.9%) (Cost $1,444,909)		1,654,248
Other Assets Less Liabilities (0.1%)(e)		2,016
Net Assets (100.0%)		$1,656,264

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection for options written with a total value of approximately $69,999,000.

(c)  Securities were purchased under Rule 144A of the 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 8/31/2016, these securities amounted to approximately $42,681,000, or 2.6% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  Represents 7-day effective yield as of 8/31/2016.

(e)  Includes the impact of the Fund's open positions in derivatives at 8/31/2016.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (cont'd)

Derivative Instruments

Written option contracts ("options written")

At August 31, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Ameren Corp., Call	250	$55	12/16/2016	$(9,375)
Anheuser-Busch Inbev NV ADR, Put	200	115	12/16/2016	(56,000)
Anheuser-Busch Inbev NV ADR, Put	200	115	1/20/2017	(70,000)
Anheuser-Busch Inbev NV ADR, Put	200	110	3/17/2017	(62,000)
Best Buy Co, Inc., Call	250	44	12/16/2016	(15,875)
Best Buy Co, Inc., Call	250	45	3/17/2017	(30,125)
Cisco Systems, Inc., Call	400	31	1/20/2017	(62,800)
Cisco Systems, Inc., Call	400	32	1/20/2017	(42,800)
Cisco Systems, Inc., Call	400	34	4/21/2017	(30,800)
ConAgra Foods, Inc., Call	250	46	9/16/2016	(26,250)
ConAgra Foods, Inc., Call	248	50	12/16/2016	(14,880)
DTE Energy Co., Call	150	100	1/20/2017	(13,875)
Edison International, Call	300	80	1/20/2017	(19,500)
Equinix, Inc., Call	100	360	9/16/2016	(119,500)
Equinix, Inc., Call	200	390	9/16/2016	(9,500)
International Paper Co., Call	250	48	1/20/2017	(71,000)
Johnson & Johnson, Call	248	140	6/16/2017	(12,772)
Linear Technology Corp., Call	175	52.5	1/20/2017	(91,000)
Linear Technology Corp., Call	250	55	2/17/2017	(98,750)
Lockheed Martin Corp., Call	100	260	1/20/2017	(32,500)
Microsoft Corp., Call	250	60	11/18/2016	(24,125)
Microsoft Corp., Call	250	62.5	1/20/2017	(20,500)
Microsoft Corp., Call	250	65	4/21/2017	(26,000)
NextEra Energy, Inc., Call	200	130	1/20/2017	(31,500)
Procter & Gamble Co., Call	250	95	4/21/2017	(23,625)
Prologis, Inc., Call	250	49	11/18/2016	(126,250)
Prologis, Inc., Call	250	55	2/17/2017	(41,250)
QUALCOMM, Inc., Call	250	70	3/17/2017	(35,500)
QUALCOMM, Inc., Call	250	72.5	4/21/2017	(30,625)
Simon Property Group, Inc., Call	15	240	1/20/2017	(2,333)
Texas Instruments, Inc., Call	250	65	10/21/2016	(128,750)
Texas Instruments, Inc., Call	250	67.5	1/20/2017	(116,250)
United Parcel Service, Inc., Call	250	115	1/20/2017	(34,500)
Total				$(1,530,510)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (cont'd)

At August 31, 2016, the Fund had deposited $830,000 in a segregated account to cover requirements on options written.

Options written for the Fund for the year ended August 31, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 8/31/2015	7,886	$1,325,251
Options written	28,120	4,057,715
Options expired	(450)	(49,674)
Options exercised	(1,480)	(288,910)
Options closed	(26,290)	(3,860,604)
Outstanding 8/31/2016	7,786	$1,183,778

For the year ended August 31, 2016, the Fund had an average market value of $(1,676,842) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,497,189	$—	$—	$1,497,189
Preferred Stocks(a)	36,795	—	—	36,795
Convertible Bonds(a)	—	89,735	—	89,735
Short-Term Investment	—	30,529	—	30,529
Total Investments	$1,533,984	$120,264	$—	$1,654,248

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options written
Liabilities	$(1,531)	$—	$—	$(1,531)
Total	$(1,531)	$—	$—	$(1,531)

See Notes to Financial Statements

Schedule of Investments Focus Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (95.7%)
Auto Components (3.5%)
Johnson Controls, Inc.	575,000	$25,231
Banks (6.6%)
JPMorgan Chase & Co.	530,000	35,775
PNC Financial Services Group, Inc.	125,000	11,262
		47,037
Capital Markets (2.8%)
Intercontinental Exchange, Inc.	72,000	20,305
Chemicals (1.9%)
WR Grace & Co.	172,000	13,438
Communications Equipment (2.6%)
Motorola Solutions, Inc.	243,000	18,709
Containers & Packaging (1.1%)
Silgan Holdings, Inc.	159,000	7,651
Electronic Equipment, Instruments & Components (1.7%)
CDW Corp.	272,000	12,145
Food & Staples Retailing (3.4%)
US Foods Holding Corp.*	230,800	5,597
Wal-Mart Stores, Inc.(a)	260,000	18,574
		24,171
Food Products (2.6%)
Blue Buffalo Pet Products, Inc.*(b)	400,000	10,312
Mondelez International, Inc. Class A	180,000	8,104
		18,416
Health Care Providers & Services (2.5%)
Centene Corp.*	259,000	17,687
Health Care Technology (2.7%)
IMS Health Holdings, Inc.*	645,000	19,234
Household Durables (5.7%)
Newell Brands, Inc.(b)	257,000	13,641
Whirlpool Corp.	153,000	27,332
		40,973
Household Products (3.6%)
Procter & Gamble Co.(b)	291,000	25,407
	Number of Shares	Value (000's)
Independent Power and Renewable Electricity Producers (2.2%)
Calpine Corp.*	1,265,000	$15,787
Insurance (6.6%)
Chubb Ltd.	115,000	14,597
Willis Towers Watson PLC	261,000	32,367
		46,964
Internet & Catalog Retail (2.2%)
Amazon.com, Inc.*(b)	7,000	5,384
Liberty Interactive Corp. QVC Group Class A*	500,000	10,565
		15,949
Internet Software & Services (4.1%)
Alphabet, Inc. Class A*	19,000	15,007
Alphabet, Inc. Class C*	19,000	14,574
		29,581
IT Services (2.9%)
Leidos Holdings, Inc.	510,000	20,660
Media (1.1%)
Comcast Corp. Class A	118,000	7,701
Metals & Mining (0.5%)
Agnico-Eagle Mines Ltd.	70,000	3,546
Oil, Gas & Consumable Fuels (7.8%)
Cabot Oil & Gas Corp.	830,000	20,443
Concho Resources, Inc.*	38,000	4,909
EOG Resources, Inc.	236,000	20,884
Phillips 66	117,000	9,179
		55,415
Pharmaceuticals (9.5%)
Allergan PLC*(b)	108,000	25,330
Eli Lilly & Co.	242,000	18,816
Teva Pharmaceutical Industries Ltd. ADR(b)	477,000	24,036
		68,182
Road & Rail (2.4%)
Avis Budget Group, Inc.*(b)	477,000	17,234
Semiconductors & Semiconductor Equipment (2.0%)
NXP Semiconductors NV*	160,000	14,083
	Number of Shares	Value (000's)
Software (6.6%)
Activision Blizzard, Inc.	353,000	$14,604
Oracle Corp.	451,000	18,590
Symantec Corp.	565,000	13,633
		46,827
Technology Hardware, Storage & Peripherals (2.0%)
Western Digital Corp.(b)	306,300	14,295
Wireless Telecommunication Services (5.1%)
T-Mobile US, Inc.*	780,000	36,145
Total Common Stocks (Cost $605,123)		682,773
	Number of Contracts
Options Purchased (0.0%)
Technology Hardware, Storage & Peripherals (0.0%)
Western Digital Corp. Call, expiring 11/18/2016 @ 52.5	760	93
Western Digital Corp. Put, expiring 10/21/2016 @ 37.5	700	24
Total Options Purchased (Cost $120)		117
	Number of Shares
Short-Term Investment (4.4%)
Investment Company (4.4%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%(a)(c) (Cost $31,074)	31,073,597	31,074
Total Investments (100.1%) (Cost $636,317)		713,964
Other Assets Less Liabilities [(0.1%)](d)		(587)
Net Assets (100.0%)		$713,377

*  Non-income producing security.

See Notes to Financial Statements

Schedule of Investments Focus Fund (cont'd)

(a)  All or a portion of this security is segregated in connection for options written with a total value of approximately $49,648,000.

(b)  All or a portion of the security is pledged as collateral for options written.

(c)  Represents 7-day effective yield as of 8/31/2016.

(d)  Includes the impact of the Fund's open positions in derivatives at 8/31/2016.

Derivative Instruments

Written option contracts ("options written")

At August 31, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Allergan PLC, Put	60	$225	9/16/2016	$(11,250)
Amazon.com, Inc., Put	30	640	11/18/2016	(17,700)
Blue Buffalo Pet Products, Inc., Call	300	30	9/16/2016	(0	)(a)(b)(c)
Newell Brands, Inc., Call	350	55	12/16/2016	(63,000)
Procter & Gamble Co., Put	250	70	10/21/2016	(3,000)
Procter & Gamble Co., Put	300	70	1/20/2017	(21,300)
Teva Pharmaceutical Industries Ltd., Put	250	48	9/2/2016	(1,875)
Teva Pharmaceutical Industries Ltd., Put	250	50	9/2/2016	(12,750)
Western Digital Corp., Call	500	50	11/18/2016	(96,500)
Western Digital Corp., Put	700	42.5	10/21/2016	(77,000)
Total				$(304,375)

(a)  Amount less than one dollar.

(b)  Illiquid security.

(c)  Security fair valued as of 8/31/2016 in accordance with procedures approved by the Fund's Board of Trustees.

Written option transactions for the Fund for the year ended August 31, 2016 were:

	Number of Contracts	Premium Received
Outstanding 8/31/2015	—	$—
Options written	6,300	847,736
Options expired	(1,210)	(104,114)
Options exercised	(1,300)	(123,099)
Options closed	(800)	(152,545)
Outstanding 8/31/2016	2,990	$467,978

For the year ended August 31, 2016, the Fund had an average market value of $8,965 in purchased option contracts, and $(83,146) in options written, respectively.

See Notes to Financial Statements

Schedule of Investments Focus Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$682,773	$—	$—	$682,773
Options Purchased(a)	117	—	—	117
Short-Term Investment	—	31,074	—	31,074
Total Investments	$682,890	$31,074	$—	$713,964

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)		Total
Options written
Liabilities	$(304)	$—	$(0	)(d)	$(304)
Total	$(304)	$—	$(0)		$(304)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2015	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2016		Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2016
(000's omitted) Other Financial Instruments:
Options written(c)	$—	$—	$—	$30	$—	$(30)	$—	$—	$(0	)(d)	$30
Total	$—	$—	$—	$30	$—	$(30)	$—	$—	$(0)		$30

(c)  As of the year ended August 31, 2016, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(d)  Amount less than one thousand.

See Notes to Financial Statements

Schedule of Investments Genesis Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (98.9%)
Aerospace & Defense (0.4%)
Astronics Corp.*	1,050,865	$47,089
Air Freight & Logistics (0.7%)
Forward Air Corp.	1,503,668	69,289
Airlines (0.5%)
Allegiant Travel Co.	380,803	52,642
Auto Components (1.6%)
Drew Industries, Inc.	1,094,569	111,482
Gentex Corp.	3,011,298	53,571
		165,053
Banks (9.5%)
Bank of Hawaii Corp.(a)	2,218,312	159,807
Bank of the Ozarks, Inc.	2,594,800	101,664
BankUnited, Inc.	2,101,130	67,551
BOK Financial Corp.	1,182,176	81,653
Community Bank System, Inc.	1,470,458	69,773
Cullen/Frost Bankers, Inc.	1,573,925	114,739
CVB Financial Corp.(a)	5,731,072	101,956
First Financial Bankshares, Inc.	3,045,047	111,510
FNB Corp.	6,169,246	77,054
LegacyTexas Financial Group, Inc.	1,878,818	56,985
PacWest Bancorp	1,459,251	63,200
		1,005,892
Beverages (0.4%)
Boston Beer Co., Inc. Class A*	238,819	43,620
Building Products (1.6%)
AAON, Inc.	2,479,610	70,173
Advanced Drainage Systems, Inc.	236,224	5,464
AO Smith Corp.	984,548	94,989
		170,626
Capital Markets (2.5%)
Artisan Partners Asset Management, Inc. Class A	1,079,178	28,221
	Number of Shares	Value (000's)
FactSet Research Systems, Inc.	521,100	$92,771
MarketAxess Holdings, Inc.	806,051	135,852
OM Asset Management PLC	536,600	7,244
		264,088
Chemicals (4.1%)
Balchem Corp.	1,424,309	99,744
NewMarket Corp.	71,412	30,989
Quaker Chemical Corp.	338,860	33,886
RPM International, Inc.	1,101,044	60,040
Sensient Technologies Corp.(a)	2,824,245	206,820
		431,479
Commercial Services & Supplies (4.0%)
G&K Services, Inc. Class A	531,800	51,760
Healthcare Services Group, Inc.	3,132,281	126,450
Ritchie Bros. Auctioneers, Inc.	1,458,900	50,814
Rollins, Inc.	5,224,930	148,911
UniFirst Corp.	389,550	50,014
		427,949
Communications Equipment (1.0%)
NetScout Systems, Inc.*	3,690,384	109,162
Construction & Engineering (0.8%)
Valmont Industries, Inc.	678,704	88,550
Construction Materials (0.9%)
Eagle Materials, Inc.	1,181,800	94,981
Containers & Packaging (2.3%)
AptarGroup, Inc.	2,526,300	197,001
Silgan Holdings, Inc.	1,027,583	49,447
		246,448
Distributors (2.0%)
Pool Corp.	2,053,498	207,136
Electrical Equipment (0.4%)
AZZ, Inc.	454,900	30,219
Thermon Group Holdings, Inc.*	686,731	12,931
		43,150
	Number of Shares	Value (000's)
Electronic Equipment, Instruments & Components (3.9%)
Badger Meter, Inc.	168,770	$11,137
Cognex Corp.	1,444,554	71,881
FEI Co.	327,542	34,873
Littelfuse, Inc.	1,115,311	141,422
Rogers Corp.*(a)	1,149,551	64,271
Zebra Technologies Corp. Class A*	1,345,624	94,140
		417,724
Energy Equipment & Services (1.0%)
Dril-Quip, Inc.*	265,400	14,748
Natural Gas Services Group, Inc.*	500,800	11,839
Oceaneering International, Inc.	957,728	25,399
Pason Systems, Inc.(b)	3,679,657	52,470
		104,456
Food & Staples Retailing (0.2%)
North West Co., Inc.(b)	877,400	19,617
Food Products (3.4%)
B&G Foods, Inc.	381,500	18,114
Blue Buffalo Pet Products, Inc.*	1,581,688	40,776
Cal-Maine Foods, Inc.	1,218,800	55,992
Calavo Growers, Inc.	613,702	36,178
Flowers Foods, Inc.	2,161,700	32,231
J & J Snack Foods Corp.	749,846	91,481
Lancaster Colony Corp.	624,356	83,994
		358,766
Health Care Equipment & Supplies (8.1%)
Abaxis, Inc.(a)	1,161,900	58,258
Atrion Corp.	43,399	19,612
Cantel Medical Corp.	806,903	61,010
Dentsply Sirona, Inc.	2,336,018	143,572
Haemonetics Corp.*	1,235,038	45,894
IDEXX Laboratories, Inc.*	1,596,324	179,874
Natus Medical, Inc.*	1,159,713	45,124
Neogen Corp.*	379,200	22,395

See Notes to Financial Statements

Schedule of Investments Genesis Fund (cont'd)

	Number of Shares	Value (000's)
Vascular Solutions, Inc.*	701,800	$33,806
West Pharmaceutical Services, Inc.	3,073,258	251,485
		861,030
Health Care Providers & Services (3.7%)
Amsurg Corp.*	733,950	47,648
Chemed Corp.	636,000	85,815
Henry Schein, Inc.*	885,940	145,108
Surgery Partners, Inc.*	1,021,700	19,678
Surgical Care Affiliates, Inc.*	964,961	39,805
U.S. Physical Therapy, Inc.(a)	791,800	49,923
		387,977
Hotels, Restaurants & Leisure (3.5%)
Brinker International, Inc.	1,687,100	90,614
Cheesecake Factory, Inc.	1,045,900	53,770
Cracker Barrel Old Country Store, Inc.	527,527	80,242
Papa John's International, Inc.	908,745	68,001
Texas Roadhouse, Inc.	1,825,300	80,806
		373,433
Household Products (3.0%)
Church & Dwight Co., Inc.	2,321,356	230,789
Energizer Holdings, Inc.	1,207,300	59,665
WD-40 Co.	229,200	27,126
		317,580
Industrial Conglomerates (0.3%)
Raven Industries, Inc.	1,421,952	34,895
Insurance (1.6%)
AMERISAFE, Inc.	519,700	31,187
RLI Corp.	1,817,814	129,029
Safety Insurance Group, Inc.	200,949	13,353
		173,569
Internet Software & Services (0.1%)
NIC, Inc.	648,800	14,909
IT Services (1.1%)
Jack Henry & Associates, Inc.	1,316,503	114,891
	Number of Shares	Value (000's)
Leisure Products (0.7%)
Polaris Industries, Inc.	874,020	$75,725
Life Sciences Tools & Services (3.7%)
Bio-Techne Corp.	1,144,700	120,594
ICON PLC*	2,696,800	207,088
PAREXEL International Corp.*	1,025,755	69,782
		397,464
Machinery (9.4%)
CLARCOR, Inc.	1,512,188	99,003
Donaldson Co., Inc.	1,206,300	45,297
Franklin Electric Co., Inc.	1,319,372	50,466
Graco, Inc.	714,217	52,616
Lindsay Corp.(a)	668,350	48,094
Middleby Corp.*	986,618	126,435
Nordson Corp.	1,172,408	115,752
RBC Bearings, Inc.*(a)	1,347,240	106,553
Tennant Co.(a)	963,802	62,387
Toro Co.	1,449,888	140,857
Wabtec Corp.	1,924,300	147,421
		994,881
Marine (0.3%)
Kirby Corp.*	556,500	28,994
Media (1.4%)
Gray Television, Inc.*(a)	4,097,350	46,013
Nexstar Broadcasting Group, Inc. Class A(a)	2,019,021	106,443
		152,456
Metals & Mining (0.6%)
Compass Minerals International, Inc.	863,073	64,325
Oil, Gas & Consumable Fuels (1.0%)
Diamondback Energy, Inc.*	300,401	28,613
Gulfport Energy Corp.*	958,871	27,424
Matador Resources Co.*	819,700	18,812
RSP Permian, Inc.*	877,100	34,251
		109,100
Paper & Forest Products (0.9%)
Stella-Jones, Inc.(b)	2,928,200	99,274
	Number of Shares	Value (000's)
Pharmaceuticals (0.4%)
Prestige Brands Holdings, Inc.*	975,900	$46,970
Professional Services (0.9%)
Exponent, Inc.(a)	1,968,670	99,280
Semiconductors & Semiconductor Equipment (1.6%)
MKS Instruments, Inc.	1,007,200	49,091
Power Integrations, Inc.(a)	2,073,300	121,081
		170,172
Software (10.0%)
Aspen Technology, Inc.*	2,142,000	97,375
Computer Modelling Group Ltd.(a)(b)	4,651,700	33,095
Constellation Software, Inc.	339,342	147,261
Descartes Systems Group, Inc.*	2,315,850	49,443
Enghouse Systems Ltd.(b)	1,073,400	45,616
Fair Isaac Corp.	1,174,358	150,247
Manhattan Associates, Inc.*	2,710,228	164,023
Monotype Imaging Holdings, Inc.(a)	3,058,306	64,530
Nice Ltd. ADR	751,141	51,401
Progress Software Corp.*	1,480,800	42,958
Qualys, Inc.*	765,800	26,343
Tyler Technologies, Inc.*	1,182,132	193,811
		1,066,103
Specialty Retail (3.2%)
Asbury Automotive Group, Inc.*	558,200	29,986
Hibbett Sports, Inc.*(a)	1,132,969	43,472
Lithia Motors, Inc. Class A	823,500	68,161
Monro Muffler Brake, Inc.	738,000	41,631
Sally Beauty Holdings, Inc.*	2,298,993	62,579
Tractor Supply Co.	1,154,182	96,893
		342,722

See Notes to Financial Statements

Schedule of Investments Genesis Fund (cont'd)

	Number of Shares	Value (000's)
Technology Hardware, Storage & Peripherals (0.8%)
Electronics For Imaging, Inc.*	1,801,500	$84,815
Trading Companies & Distributors (1.4%)
Applied Industrial Technologies, Inc.	781,944	37,158
Watsco, Inc.	754,604	111,576
		148,734
Total Common Stocks (Cost $5,584,556)		10,527,016
Short-Term Investments (1.1%)
Investment Companies (1.1%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(c)	56,753,277	56,753
	Number of Shares	Value (000's)
State Street Institutional Treasury Plus Fund Premier Class, 0.20%(c)	61,446,672	$61,447
Total Short-Term Investments (Cost $118,200)		118,200
Total Investments (100.0%) (Cost $5,702,756)		10,645,216
Other Assets Less Liabilities [(0.0%)]		(968)
Net Assets (100.0%)		$10,644,248

*  Non-income producing security.

(a)  Affiliated issuer (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of 8/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 8/31/2016, amounted to approximately $250,072,000, which represents approximately 2.3% of net assets.

(c)  Represents 7-day effective yield as of 8/31/2016.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Energy Equipment & Services	$51,986	$52,470	$—	$104,456
Food & Staples Retailing	—	19,617	—	19,617
Paper & Forest Products	—	99,274	—	99,274
Software	987,392	78,711	—	1,066,103
Other Common Stocks(a)	9,237,566	—	—	9,237,566
Total Common Stocks	10,276,944	250,072		10,527,016
Short-Term Investments	—	118,200	—	118,200
Total Investments	$10,276,944	$368,272	$—	$10,645,216

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, certain securities were transferred from one level (as of August 31, 2015) to another. Based on beginning of period market values as of September 1, 2015, $165,458,000 was transferred from Level 1 to Level 2. Interactive provided adjusted prices for these securities as of August 31, 2016, as stated in the description of the valuation methods of foreign equity securities in footnote 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (100.2%)
Australia (1.5%)
Insurance Australia Group Ltd.	15,400	$64
Canada (6.1%)
Alimentation Couche-Tard, Inc. Class B	1,805	93
Home Capital Group, Inc.	850	19
Kinaxis, Inc.*	710	34
Suncor Energy, Inc.	1,001	27
Waste Connections, Inc.	1,170	89
		262
China (3.6%)
Alibaba Group Holding Ltd. ADR*	635	62
Baidu, Inc. ADR*	315	54
Haier Electronics Group Co. Ltd.	21,800	36
		152
France (5.5%)
Air Liquide SA	375	41
BNP Paribas SA	700	36
Sodexo SA	570	66
Valeo SA	860	45
Virbac SA*	235	48
		236
Germany (2.8%)
Continental AG	260	54
Henkel AG & Co. KGaA, Preference Shares	500	66
		120
Israel (3.7%)
Bezeq Israeli Telecommunication Corp. Ltd.	27,145	54
Check Point Software Technologies Ltd.*	725	56
Teva Pharmaceutical Industries Ltd. ADR	970	49
		159
Japan (3.4%)
Daikin Industries Ltd.	550	51
Sundrug Co. Ltd.	450	33
	Number of Shares	Value (000's)
TOYOTA MOTOR Corp.	1,050	$63
		147
Netherlands (4.8%)
AerCap Holdings NV*	1,330	53
ASML Holding NV	745	79
Intertrust NV*(a)	1,015	23
NXP Semiconductors NV*	585	52
		207
Spain (0.7%)
Banco Bilbao Vizcaya Argentaria SA	4,900	31
Switzerland (8.9%)
Cie Financiere Richemont SA	640	37
Givaudan SA	36	74
Julius Baer Group Ltd.*	1,310	55
Roche Holding AG	241	59
SGS SA	26	57
Sonova Holding AG	340	47
TE Connectivity Ltd.	835	53
		382
United Kingdom (11.2%)
Aon PLC	575	64
Barclays PLC	14,589	33
Howden Joinery Group PLC	9,705	58
Lloyds Banking Group PLC	28,544	22
Prudential PLC	3,130	56
Spectris PLC	1,665	42
St. James's Place PLC	4,240	55
TalkTalk Telecom Group PLC	12,920	36
Travis Perkins PLC	2,439	53
Virgin Money Holdings UK PLC	6,909	29
Worldpay Group PLC(a)	7,875	31
		479
United States (48.0%)
Activision Blizzard, Inc.	1,255	52
Alphabet, Inc. Class A*	45	36
	Number of Shares	Value (000's)
Alphabet, Inc. Class C*	45	$35
Amazon.com, Inc.*	103	79
Apple, Inc.	748	79
Biogen, Inc.*	100	31
BlackRock, Inc.	150	56
Blue Buffalo Pet Products, Inc.*	1,675	43
Cabot Oil & Gas Corp.	1,290	32
Cardinal Health, Inc.	940	75
CDW Corp.	1,105	49
Centene Corp.*	610	42
CVS Health Corp.	720	67
EOG Resources, Inc.	519	46
Estee Lauder Cos., Inc. Class A	530	47
Fidelity National Information Services, Inc.	815	65
First Republic Bank	770	59
Gilead Sciences, Inc.	415	33
Graco, Inc.	725	53
Henry Schein, Inc.*	460	75
Intercontinental Exchange, Inc.	220	62
JPMorgan Chase & Co.	1,085	73
Medtronic PLC	682	59
Milacron Holdings Corp.*	2,515	43
Mobileye NV*	1,055	52
Monsanto Co.	385	41
Nielsen Holdings PLC	1,330	71
Nordstrom, Inc.	555	28
Pioneer Natural Resources Co.	275	49
Range Resources Corp.	860	33
RPM International, Inc.	1,030	56
Samsonite International SA	9,950	31
Schlumberger Ltd.	500	40
Sealed Air Corp.	1,360	64
Sensata Technologies Holding NV*	1,400	53
Service Corp. International	1,055	28
T-Mobile US, Inc.*	1,070	50
VF Corp.	830	52

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (cont'd)

	Number of Shares	Value (000's)
Visa, Inc. Class A	660	$53
Wabtec Corp.	525	40
Western Digital Corp.	575	27
		2,059
Total Common Stocks (Cost $4,019)		4,298
Short-Term Investment (0.0%)
Investment Company (0.0%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(b)(c) (Cost $0)(c)	1	0
Total Investments (100.2%) (Cost $4,019)		4,298
Other Assets Less Liabilities [(0.2%)]		(8)
Net Assets (100.0%)		$4,290

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restictions on resale. At 8/31/2016, these securities amounted to approximately $54,000, or 1.3% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of 8/31/2016.

(c)  Amount less than one thousand.

See Notes to Financial Statements

POSITIONS BY INDUSTRY GLOBAL EQUITY FUND

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$283	6.6%
Insurance	239	5.6%
Chemicals	212	4.9%
Capital Markets	196	4.6%
Software	194	4.5%
Food & Staples Retailing	193	4.5%
Health Care Providers & Services	192	4.5%
Internet Software & Services	187	4.4%
Oil, Gas & Consumable Fuels	187	4.4%
Trading Companies & Distributors	164	3.8%
Pharmaceuticals	156	3.6%
IT Services	149	3.5%
Electronic Equipment, Instruments & Components	144	3.4%
Machinery	136	3.2%
Semiconductors & Semiconductor Equipment	131	3.1%
Professional Services	128	3.0%
Textiles, Apparel & Luxury Goods	120	2.8%
Technology Hardware, Storage & Peripherals	106	2.5%
Health Care Equipment & Supplies	106	2.5%
Auto Components	99	2.3%
Diversified Telecommunication Services	90	2.1%
Commercial Services & Supplies	89	2.1%
Internet & Catalog Retail	79	1.8%
Hotels, Restaurants & Leisure	66	1.5%
Household Products	66	1.5%
Biotechnology	64	1.5%
Containers & Packaging	64	1.5%
Automobiles	63	1.5%
Electrical Equipment	53	1.2%
Building Products	51	1.2%
Wireless Telecommunication Services	50	1.2%
Personal Products	47	1.1%
Food Products	43	1.0%
Energy Equipment & Services	40	0.9%
Household Durables	36	0.8%
Diversified Consumer Services	28	0.6%
Multiline Retail	28	0.6%
Thrifts & Mortgage Finance	19	0.4%
Short-Term Investment and Other Assets—Net	(8)	(0.2)%
	$4,290	100.0%

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2		Level 3	Total
Investments:
Common Stocks(a)	$4,298	$—		$—	$4,298
Short-Term Investment	—	0	(b)	—	0	(b)
Total Investments	$4,298	$0	(b)	$—	$4,298

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  Amount less than one thousand.

As of the year ended August 31, 2016, certain securities were transferred from one level (as of August 31, 2015) to another. Based on beginning of period market values as of September 1, 2015, approximately $411,000, was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of August 31, 2016. These securities had been categorized as Level 2 as of August 31, 2015, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (100.2%)
Australia (6.9%)
Goodman Group	8,400	$48
Investa Office Fund	11,820	40
Mirvac Group	25,531	44
Scentre Group	22,108	83
		215
Canada (3.1%)
Allied Properties Real Estate Investment Trust	1,000	28
Brookfield Asset Management, Inc. Class A	1,083	37
Canadian Apartment Properties REIT	1,402	32
		97
France (5.0%)
ICADE	781	60
Unibail-Rodamco SE	354	97
		157
Germany (4.2%)
Deutsche Wohnen AG	2,092	79
Vonovia SE	1,346	52
		131
Hong Kong (7.7%)
Henderson Land Development Co. Ltd.	7,198	42
Hongkong Land Holdings Ltd.	5,705	37
Sun Hung Kai Properties Ltd.	8,344	118
Wharf Holdings Ltd.	6,000	42
		239
Japan (10.8%)
Industrial & Infrastructure Fund Investment Corp.	7	35
Kenedix Retail REIT Corp.	13	32
Mitsubishi Estate Co. Ltd.	3,537	67
Mitsui Fudosan Co. Ltd.	3,458	74
Mitsui Fudosan Logistics Park, Inc.*	6	17
	Number of Shares	Value (000's)
Mori Hills REIT Investment Corp.	21	$32
Nippon Building Fund, Inc.	8	49
Sumitomo Realty & Development Co. Ltd.	1,123	30
		336
Singapore (1.9%)
Ascendas Real Estate Investment Trust	16,267	29
CapitaLand Ltd.	12,762	29
		58
Sweden (1.7%)
Hufvudstaden AB, A Shares	3,032	53
United Kingdom (4.9%)
Great Portland Estates PLC	3,117	28
Land Securities Group PLC	2,257	32
Safestore Holdings PLC	5,482	27
Segro PLC	5,101	30
Shaftesbury PLC	2,752	35
		152
United States (54.0%)
American Homes 4 Rent Class A	1,802	39
Apartment Investment & Management Co. Class A	700	32
AvalonBay Communities, Inc.	221	39
Boston Properties, Inc.	514	72
Colony Starwood Homes	759	23
CoreSite Realty Corp.	321	25
Crown Castle International Corp.	459	43
DCT Industrial Trust, Inc.	856	42
Douglas Emmett, Inc.	687	26
Duke Realty Corp.	1,747	49
DuPont Fabros Technology, Inc.	691	29
EPR Properties	390	31
Equinix, Inc.	160	59
Equity Commonwealth*	834	26
	Number of Shares	Value (000's)
Equity Lifestyle Properties, Inc.	695	$54
Equity Residential	1,175	76
Essex Property Trust, Inc.	276	63
Extra Space Storage, Inc.	293	24
Federal Realty Investment Trust	374	59
General Growth Properties, Inc.	1,369	40
HCP, Inc.	1,000	39
Healthcare Trust of America, Inc. Class A	970	33
Kilroy Realty Corp.	577	42
Kimco Realty Corp.	2,508	75
Kite Realty Group Trust	1,324	38
National Retail Properties, Inc.	1,329	67
Public Storage	286	64
Simon Property Group, Inc.	713	154
SL Green Realty Corp.	438	52
Starwood Hotels & Resorts Worldwide, Inc.	513	40
Taubman Centers, Inc.	290	22
Ventas, Inc.	872	63
Vornado Realty Trust	580	60
Welltower, Inc.	655	50
Weyerhaeuser Co.	909	29
		1,679
Total Common Stocks (Cost $2,932)		3,117
Short-Term Investment (1.6%)
Investment Company (1.6%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%(a) (Cost $52)	51,735	52
Total Investments (101.8%) (Cost $2,984)		3,169
Other Assets Less Liabilities [(1.8%)]		(57)
Net Assets (100.0%)		$3,112

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

POSITIONS BY SECTOR GLOBAL REAL ESTATE FUND

Sector	Investments at Value (000's omitted)	Percentage of Net Assets
Industrial & Office REITs	$822	26.4%
Retail REITs	702	22.6%
Real Estate Holding & Development	660	21.2%
Residential REITs	402	12.9%
Specialty REITs	380	12.2%
Diversified REITs	111	3.6%
Hotel & Lodging REITs	40	1.3%
Short-Term Investment and Other Assets-Net	(5)	(0.2)%
	$3,112	100.0%

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$3,117	$—	$—	$3,117
Short-Term Investment	—	52	—	52
Total Investments	$3,117	$52	$—	$3,169

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

As of the year ended August 31, 2016, certain securities were transferred from one level (as of August 31, 2015) to another. Based on beginning of period market values as of September 1, 2015, approximately $191,000, was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of August 31, 2016. These securities had been categorized as Level 2 as of August 31, 2015, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (81.5%)
Automobiles (3.4%)
Brilliance China Automotive Holdings Ltd.	1,868,000	$2,136
Geely Automobile Holdings Ltd.	640,000	513
Great Wall Motor Co. Ltd., H Shares	643,500	625
		3,274
Banks (13.9%)
Bank of China Ltd., H Shares	11,837,000	5,325
China Construction Bank Corp., H Shares	2,666,000	1,993
Industrial & Commercial Bank of China Ltd., H Shares	9,418,911	5,986
		13,304
Beverages (0.7%)
Kweichow Moutai Co. Ltd. Class A	14,672	681
Commercial Services & Supplies (3.1%)
China Everbright International Ltd.	2,278,000	2,913
Diversified Consumer Services (0.5%)
TAL Education Group ADR*	8,007	479
Food Products (0.1%)
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	28,000	71
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	13,422	34
		105
Independent Power and Renewable Electricity Producers (2.7%)
China Power International Development Ltd.	4,107,000	1,551
Huadian Fuxin Energy Corp. Ltd., H Shares	3,942,000	1,011
		2,562
	Number of Shares	Value (000's)
Insurance (6.0%)
PICC Property & Casualty Co. Ltd., H Shares	2,142,000	$3,540
Ping An Insurance Group Co. of China Ltd., H Shares	426,000	2,205
		5,745
Internet & Catalog Retail (2.3%)
JD.com, Inc. ADR*	87,015	2,211
Internet Software & Services (20.6%)
58.com, Inc. ADR*	14,200	646
Alibaba Group Holding Ltd. ADR*	75,184	7,307
NetEase, Inc. ADR	11,103	2,354
Tencent Holdings Ltd.	358,600	9,328
		19,635
Machinery (0.8%)
Zhengzhou Yutong Bus Co. Ltd. Class A	53,336	173
Zhengzhou Yutong Bus Co. Ltd. Class A	171,531	555
		728
Pharmaceuticals (6.0%)
China Medical System Holdings Ltd.	1,109,000	1,859
CSPC Pharmaceutical Group Ltd.	3,844,000	3,731
Jiangsu Hengrui Medicine Co. Ltd. Class A	27,760	180
		5,770
Real Estate Management & Development (6.9%)
China Overseas Land & Investment Ltd.	1,204,000	3,981
Poly Real Estate Group Co. Ltd. Class A	1,394,987	2,045
Sunac China Holdings Ltd.	753,000	523
		6,549
	Number of Shares	Value (000's)
Transportation Infrastructure (4.0%)
Shanghai International Airport Co. Ltd. Class A	912,397	$3,791
Water Utilities (2.9%)
Beijing Enterprises Water Group Ltd.*	4,018,000	2,802
Wireless Telecommunication Services (7.6%)
China Mobile Ltd.	588,000	7,261
Total Common Stocks (Cost $74,349)		77,810
Participatory Notes (13.8%)
Beverages (1.7%)
Kweichow Moutai Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 8/17/2018	35,700	1,658
Commercial Services & Supplies (1.8%)
Beijing Originwater Technology Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/16/2018(a)	294,486	828
Beijing Originwater Technology Co. Ltd., Class A (issuer UBS AG), Expiration Date 4/27/2017	163,641	460
Beijing Originwater Technology Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 9/17/2024	37,200	105
Beijing Originwater Technology Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 3/15/2019	105,717	298
		1,691

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund (cont'd)

	Number of Shares	Value (000's)
Food Products (0.5%)
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (issuer Macquarie Bank, Ltd.), Expiration Date 2/17/2017	174,450	$440
Health Care Providers & Services (0.8%)
Huadong Medicine Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/17/2017	35,602	361
Huadong Medicine Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/26/2023	43,941	445
		806
Household Durables (4.1%)
Midea Group Co. Ltd., Class A (issuer Credit Suisse AG), Expiration Date 6/29/2020(a)	99,900	410
Midea Group Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 12/21/2016(a)	458,485	1,882
Midea Group Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/17/2017	70,423	289
Midea Group Co. Ltd., Class A (issuer Goldman Sachs International), Expiration Date 3/7/2017	78,985	324
	Number of Shares	Value (000's)
Midea Group Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/17/2017	251,581	$1,032
		3,937
Internet Software & Services (2.4%)
Wangsu Science & Technology Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/17/2017	220,224	2,265
Machinery (2.2%)
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 1/5/2017(a)	461,858	1,496
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 10/27/2017(a)	61,700	200
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/17/2017	110,006	356
		2,052
Real Estate Management & Development (0.0%)
Poly Real Estate Group Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/16/2018(a)	13,600	20
	Number of Shares	Value (000's)
Transportation Infrastructure (0.3%)
Shanghai International Airport Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/16/2018(a)	9,700	$40
Shanghai International Airport Co. Ltd., Class A (issuer Macquarie Bank Ltd.), Expiration Date 10/30/2017	61,189	255
		295
Total Participatory Notes (Cost $11,221)		13,164
Short-Term Investment (3.2%)
Investment Company (3.2%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%(b) (Cost $3,057)	3,057,399	3,057
Total Investments (98.5%) (Cost $88,627)		94,031
Other Assets Less Liabilities (1.5%)		1,458
Net Assets (100.0%)		$95,489

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 8/31/2016, these securities amounted to approximately $4,876,000, or 5.1% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund (cont'd)

(b)  Represents 7-day effective yield as of 8/31/2016.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$77,810	$—	$—	$77,810
Participatory Notes(a)	13,164	—	—	13,164
Short-Term Investment	—	3,057	—	3,057
Total Investments	$90,974	$3,057	$—	$94,031

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Guardian Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (96.9%)
Airlines (1.6%)
Delta Air Lines, Inc.(a)	488,750	$17,962
Banks (4.3%)
JPMorgan Chase & Co.	290,095	19,581
U.S. Bancorp	666,590	29,430
		49,011
Beverages (3.5%)
Anheuser-Busch InBev NV ADR	140,000	17,364
PepsiCo, Inc.	207,000	22,097
		39,461
Biotechnology (2.8%)
Celgene Corp.*	241,870	25,817
Gilead Sciences, Inc.	70,935	5,560
		31,377
Capital Markets (5.6%)
BlackRock, Inc.(a)	38,500	14,353
Brookfield Asset Management, Inc. Class A	920,000	30,995
CME Group, Inc.	167,510	18,150
		63,498
Chemicals (3.0%)
Ashland, Inc.	207,000	24,235
Sherwin-Williams Co.	35,000	9,930
		34,165
Construction & Engineering (0.0%)
Brookfield Business Partners LP	17,279	399
Consumer Finance (1.6%)
Synchrony Financial(a)	656,865	18,281
Diversified Telecommunication Services (4.1%)
Level 3 Communications, Inc.*	489,000	24,269
SBA Communications Corp. Class A(a)*	196,960	22,483
		46,752
Electric Utilities (2.5%)
Brookfield Infrastructure Partners LP	600,560	28,791
	Number of Shares	Value (000's)
Electronic Equipment, Instruments & Components (2.2%)
CDW Corp.	549,000	$24,513
Energy Equipment & Services (2.5%)
Schlumberger Ltd.	358,470	28,319
Food & Staples Retailing (6.7%)
Costco Wholesale Corp.	110,100	17,846
CVS Health Corp.(b)	324,000	30,262
Whole Foods Market, Inc.(a)	925,000	28,101
		76,209
Food Products (2.7%)
ConAgra Foods, Inc.(a)	658,000	30,669
Health Care Equipment & Supplies (2.7%)
Dentsply Sirona, Inc.	494,875	30,415
Health Care Providers & Services (4.5%)
DaVita HealthCare Partners, Inc.*	470,000	30,376
UnitedHealth Group, Inc.	152,000	20,680
		51,056
Hotels, Restaurants & Leisure (2.5%)
McDonald's Corp.	153,500	17,754
Starbucks Corp.(a)	186,355	10,479
		28,233
Industrial Conglomerates (2.3%)
3M Co.	147,215	26,387
Internet & Catalog Retail (3.8%)
Amazon.com, Inc.*	27,200	20,921
Priceline Group, Inc.*	15,180	21,506
		42,427
Internet Software & Services (6.3%)
Alphabet, Inc. Class A*	48,850	38,584
eBay, Inc.*	1,023,980	32,931
		71,515
IT Services (2.2%)
Alliance Data Systems Corp.*	20,000	4,092
Visa, Inc. Class A	260,395	21,066
		25,158
	Number of Shares	Value (000's)
Machinery (2.1%)
Allison Transmission Holdings, Inc.	291,000	$8,072
Ingersoll-Rand PLC	227,000	15,434
		23,506
Multi-Utilities (1.9%)
WEC Energy Group, Inc.	363,000	21,736
Oil, Gas & Consumable Fuels (3.2%)
Cheniere Energy, Inc.*	87,075	3,735
Enbridge, Inc.	699,990	27,643
Kinder Morgan, Inc.	202,000	4,414
		35,792
Pharmaceuticals (0.9%)
Bristol-Myers Squibb Co.	172,875	9,921
Professional Services (3.4%)
IHS Markit Ltd.*	722,555	26,966
Nielsen Holdings PLC	217,000	11,562
		38,528
Real Estate Investment Trusts (1.0%)
Weyerhaeuser Co.(a)	341,015	10,861
Road & Rail (0.3%)
Canadian Pacific Railway Ltd.	24,000	3,675
Semiconductors & Semiconductor Equipment (1.1%)
Texas Instruments, Inc.	180,000	12,517
Software (4.2%)
Adobe Systems, Inc.*	62,629	6,408
Intuit, Inc.	153,319	17,087
Microsoft Corp.	408,970	23,499
		46,994
Specialty Retail (5.3%)
Home Depot, Inc.	213,000	28,568
TJX Cos., Inc.	203,000	15,720
Tractor Supply Co.(a)	193,000	16,202
		60,490
Technology Hardware, Storage & Peripherals (2.9%)
Apple, Inc.	311,300	33,029

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

	Number of Shares	Value (000's)
Textiles, Apparel & Luxury Goods (3.2%)
lululemon athletica, Inc.(a)*	80,000	$6,121
PVH Corp.(a)	275,215	29,657
		35,778
Total Common Stocks (Cost $978,691)		1,097,425
Preferred Stock (0.8%)
Health Care (0.8%)
Moderna Therapeutics Ser. F(c)(f) (Cost $8,700)	990,888	8,700
	Number of Contracts	Value (000's)
Options Purchased (0.0%)
Food & Staples Retailing (0.0%)
Whole Foods Market, Inc. Call 1/20/2017 @ 36	1,875	$139
Whole Foods Market, Inc. Call 9/16/2016 @ 34	400	2
		141
Textiles, Apparel & Luxury Goods (0.0%)
PVH Corp. Call 9/16/2016 @ 100	250	186
Total Options Purchased (Cost $556)		327
	Number of Shares	Value (000's)
Short-Term Investment (2.0%)
Investment Company (2.0%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(b)(d) (Cost $23,134)	23,134,023	$23,134
Total Investments (99.7%) (Cost $1,011,081)		1,129,586
Other Assets Less Liabilities (0.3%)(e)		3,046
Net Assets (100.0%)		$1,132,632

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection for options written with a total value of approximately $38,265,000.

(c)  Security fair valued as of 8/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 8/31/2016, amounted to approximately $8,700,000, which represents 0.8% of net assets of the Fund.

(d)  Represents 7-day effective yield as of 8/31/2016.

(e)  Includes the impact of the Fund's open positions in derivatives at 8/31/2016.

(f)  Security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale. At 8/31/2016, this security amounted to approximately $8,700,000, which represents 0.8% of net assets.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 8/31/2016	Fair Value Percentage of Net Assets as of 8/31/2016
Moderna Therapeutics (Series F Preferred Shares)	8/10/2016	$8,700	0.8%	$8,700	0.8%

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

Derivative Instruments

Written option contracts ("options written")

At August 31, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
BlackRock, Inc., Call	38	$370	10/21/2016	$(45,600)
Cheniere Energy, Inc., Call	500	45	12/16/2016	(122,500)
ConAgra Foods, Inc., Put	400	44	9/16/2016	(7,000)
Delta Airlines, Inc., Put	345	40	9/16/2016	(118,163)
Delta Airlines, Inc., Call	345	50	9/16/2016	(1,035)
JPMorgan Chase & Co., Call	700	67.5	9/16/2016	(61,950)
PVH Corp., Put	250	90	9/16/2016	(0	)(a)(b)
PVH Corp., Put	500	100	9/16/2016	(16,250)
SBA Communications Corp., Put	84	100	9/16/2016	(1,260)
SBA Communications Corp., Put	220	100	1/20/2017	(39,600)
Starbucks Corp., Put	340	52.5	10/21/2016	(12,920)
Starbucks Corp., Put	500	48.75	1/20/2017	(44,250)
Synchrony Financial, Put	845	24	12/16/2016	(46,475)
Tractor Supply Co., Put	100	80	9/16/2016	(3,250)
Weyerhaeuser Co., Call	610	34	10/21/2016	(7,625)
Whole Foods Market, Inc., Put	800	27	9/16/2016	(4,000)
Whole Foods Market, Inc., Put	600	28	1/20/2017	(76,200)
Whole Foods Market, Inc., Put	1,000	32	1/20/2017	(317,500)
Total				$(925,578)

(a)  Amount less than one dollar.

(b)  Security fair valued as of 8/31/2016 in accordance with procedures approved by the Fund's Board of Trustees.

Written option transactions for the Fund for the year ended August 31, 2016 were:

	Number of Contracts	Premium Received
Outstanding 8/31/2015	—	$—
Options written	16,052	2,652,136
Options expired	(2,354)	(250,688)
Options exercised	(650)	(122,032)
Options closed	(4,871)	(973,316)
Outstanding 8/31/2016	8,177	$1,306,100

For the year ended August 31, 2016, the Fund had an average market value of $62,880 in purchased option contracts, and $(305,728) in options written, respectively.

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$1,097,425	$—	$—	$1,097,425
Preferred Stock(a)	—	—	8,700	8,700
Options Purchased(a)	327	—	—	327
Short-Term Investment	—	23,134	—	23,134
Total Investments	$1,097,752	$23,134	$8,700	$1,129,586

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2015	Accrued discounts/ (premiums)	Realized gain/ loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2016	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2016
(000's omitted) Investments in Securities:
Preferred Stock
Health Care	$—	$—	$—	$—	$8,700	$—	$—	$—	$8,700	$—
Total	$—	$—	$—	$—	$8,700	$—	$—	$—	$8,700	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2016.

Asset class	Fair value at 8/31/2016	Valuation techniques	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(a)
Preferred Stock	$8,699,997	Market Transaction Method	Transaction Price	$8.78	$8.78	Decrease

(a)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(c)		Total
Options written
Liabilities	$(926)	$—	$(0	)(e)	$(926)
Total	$(926)	$—	$(0)		$(926)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2015	Accrued discounts/ (premiums)	Realized gain/ loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2016		Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2016
(000's omitted) Other Financial Instruments:
Options written(d)	$—	$—	$—	$43	$—	$(43)	$—	$—	$(0	)(e)	$43
Total	$—	$—	$—	$43	$—	$(43)	$—	$—	$(0)		$43

(d)  As of the year ended August 31, 2016, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(e)  Amount less than one thousand.

See Notes to Financial Statements

Schedule of Investments International Equity Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (94.7%)
Australia (2.3%)
Insurance Australia Group Ltd.	5,263,590	$21,994
Reliance Worldwide Corp. Ltd.*	3,800,000	8,882
Steadfast Group Ltd.	1,860,417	3,076
		33,952
Austria (1.2%)
Andritz AG	351,990	17,961
Belgium (1.0%)
Colruyt SA	123,952	6,803
Ontex Group NV	220,895	7,942
		14,745
Canada (5.0%)
Alimentation Couche-Tard, Inc. Class B	402,400	20,752
ATS Automation Tooling Systems, Inc.*	1,105,800	9,115
Home Capital Group, Inc.	462,100	10,325
Kinaxis, Inc.*	204,800	9,704
MacDonald, Dettwiler & Associates Ltd.	162,833	10,750
Peyto Exploration & Development Corp.	274,000	7,875
Suncor Energy, Inc.	269,680	7,313
		75,834
China (2.7%)
Alibaba Group Holding Ltd. ADR*	222,800	21,654
Baidu, Inc. ADR*	109,200	18,681
		40,335
Denmark (0.8%)
Sydbank A/S	369,811	11,718
France (11.8%)
Air Liquide SA	128,645	14,110
Arkema SA	205,586	18,353
BNP Paribas SA	289,280	14,716
Elior Group(a)	438,657	10,060
Euler Hermes Group	51,460	4,253
Pernod-Ricard SA	171,975	19,739
	Number of Shares	Value (000's)
Publicis Groupe SA	152,990	$11,357
Sodexo SA	145,255	16,826
SPIE SA	795,767	15,356
TOTAL SA	457,038	21,794
Valeo SA	368,160	19,051
Virbac SA*	57,381	11,815
		177,430
Germany (9.2%)
Bayer AG	130,555	13,976
Brenntag AG	275,345	14,985
Continental AG	76,835	16,104
Deutsche Boerse AG*	126,324	10,794
GEA Group AG	234,845	12,604
Gerresheimer AG	247,708	20,571
Henkel AG & Co. KGaA, Preference Shares	159,880	20,981
SAP SE ADR	318,200	27,992
		138,007
Hong Kong (1.1%)
HKBN Ltd.	14,565,300	16,260
Ireland (0.7%)
Greencore Group PLC	2,314,586	10,668
Israel (3.7%)
Bezeq Israeli Telecommunication Corp. Ltd.	8,383,809	16,828
Check Point Software Technologies Ltd.*	336,900	25,854
Teva Pharmaceutical Industries Ltd. ADR	273,000	13,756
		56,438
Italy (0.8%)
Azimut Holding SpA	816,890	12,538
Japan (10.6%)
Daikin Industries Ltd.	198,000	18,350
KANSAI PAINT Co. Ltd.	921,000	20,287
KEYENCE Corp.	42,100	29,513
Nabtesco Corp.	344,450	8,885
SANTEN PHARMACEUTICAL Co. Ltd.	988,500	12,439
Sato Holdings Corp.	204,600	4,307
	Number of Shares	Value (000's)
SMC Corp.	84,800	$23,883
Sundrug Co. Ltd.	240,700	17,448
TOYOTA MOTOR Corp.	411,700	24,822
		159,934
Netherlands (6.0%)
AerCap Holdings NV*	446,300	17,839
Akzo Nobel NV	268,588	18,149
ASML Holding NV	219,741	23,376
Koninklijke Ahold Delhaize NV	537,514	12,870
NXP Semiconductors NV*	204,500	18,000
		90,234
Norway (0.9%)
Skandiabanken ASA*(a)	1,734,160	13,319
Spain (1.5%)
Banco Bilbao Vizcaya Argentaria SA	1,700,681	10,581
Euskaltel SA*(a)	1,389,699	12,324
		22,905
Sweden (1.3%)
Nordea Bank AB	1,208,240	11,813
Resurs Holding AB*(a)	1,126,237	7,078
		18,891
Switzerland (14.3%)
Bucher Industries AG	57,940	14,668
Cie Financiere Richemont SA	168,760	9,720
Givaudan SA	12,535	25,910
Julius Baer Group Ltd.*	442,540	18,551
Novartis AG	185,900	14,629
Partners Group Holding AG	45,585	20,903
Roche Holding AG	82,524	20,120
SGS SA	8,960	19,687
Sonova Holding AG	117,810	16,302
TE Connectivity Ltd.	230,700	14,666
Tecan Group AG	160,298	25,262
UBS Group AG	982,100	14,199
		214,617

See Notes to Financial Statements

Schedule of Investments International Equity Fund (cont'd)

	Number of Shares	Value (000's)
United Kingdom (17.3%)
Aon PLC	199,200	$22,181
Barclays PLC	6,083,389	13,760
Bunzl PLC	735,535	22,775
Clinigen Group PLC	1,917,309	16,101
Compass Group PLC	853,446	16,161
DCC PLC	231,593	21,075
Howden Joinery Group PLC	1,330,900	7,976
Lloyds Banking Group PLC	25,781,584	20,093
Prudential PLC	1,071,475	19,185
RELX PLC	1,158,417	21,981
RPS Group PLC	3,027,205	7,245
Spectris PLC	576,803	14,664
St. James's Place PLC	1,245,035	16,055
TalkTalk Telecom Group PLC	4,523,715	12,534
Travis Perkins PLC	803,675	17,571
Worldpay Group PLC(a)	2,757,224	10,818
		260,175
United States (2.5%)
Nielsen Holdings PLC	421,002	22,431
Samsonite International SA	4,951,900	15,671
		38,102
Total Common Stocks (Cost $1,329,540)		1,424,063
Short-Term Investment (5.2%)
Investment Company (5.2%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(b) (Cost $77,443)	77,442,750	77,443
Total Investments (99.9%) (Cost $1,406,983)		1,501,506
Other Assets Less Liabilities (0.1%)		1,629
Net Assets (100.0%)		$1,503,135

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 8/31/2016, these securities amounted to approximately $53,599,000, or 3.6% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

POSITIONS BY INDUSTRY INTERNATIONAL EQUITY FUND

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Chemicals	$96,809	6.4%
Banks	96,000	6.4%
Machinery	87,116	5.8%
Insurance	86,744	5.8%
Pharmaceuticals	86,735	5.8%
Trading Companies & Distributors	81,146	5.4%
Capital Markets	76,985	5.1%
Professional Services	64,099	4.3%
Software	63,550	4.2%
Life Sciences Tools & Services	61,934	4.1%
Electronic Equipment, Instruments & Components	58,843	3.9%
Diversified Telecommunication Services	57,946	3.9%
Food & Staples Retailing	57,873	3.9%
Hotels, Restaurants & Leisure	43,047	2.8%
Semiconductors & Semiconductor Equipment	41,376	2.8%
Internet Software & Services	40,335	2.7%
Oil, Gas & Consumable Fuels	36,982	2.5%
Auto Components	35,155	2.3%
Building Products	27,232	1.8%
Textiles, Apparel & Luxury Goods	25,391	1.7%
Automobiles	24,822	1.6%
Industrial Conglomerates	21,075	1.4%
Household Products	20,981	1.4%
Beverages	19,739	1.3%
Health Care Equipment & Supplies	16,302	1.1%
Construction & Engineering	15,356	1.0%
Commercial Services & Supplies	11,552	0.8%
Media	11,357	0.7%
IT Services	10,818	0.7%
Aerospace & Defense	10,750	0.7%
Food Products	10,668	0.7%
Thrifts & Mortgage Finance	10,325	0.7%
Personal Products	7,942	0.5%
Consumer Finance	7,078	0.5%
Short-Term Investment and Other Assets—Net	79,072	5.3%
	$1,503,135	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,424,063	$—	$—	$1,424,063
Short-Term Investment	—	77,443	—	77,443
Total Investments	$1,424,063	$77,443	$—	$1,501,506

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2016, certain securities were transferred from one level (as of August 31, 2015) to another. Based on beginning of period market values as of September 1, 2015, approximately $177,422,000, was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of August 31, 2016. These securities had been categorized as Level 2 as of August 31, 2015, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

See Notes to Financial Statements

Schedule of Investments International Select Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (95.5%)
Australia (2.0%)
Brambles Ltd.	122,149	$1,131
Insurance Australia Group Ltd.	829,380	3,466
		4,597
Austria (1.2%)
Andritz AG	54,895	2,801
Belgium (0.5%)
Colruyt SA	19,375	1,063
Canada (3.5%)
Alimentation Couche-Tard, Inc. Class B	75,600	3,899
Home Capital Group, Inc.	82,400	1,841
Peyto Exploration & Development Corp.	42,800	1,230
Suncor Energy, Inc.	42,480	1,152
		8,122
China (2.8%)
Alibaba Group Holding Ltd. ADR*	34,800	3,382
Baidu, Inc. ADR*	18,500	3,165
		6,547
France (13.3%)
Air Liquide SA	20,095	2,204
Arkema SA	32,170	2,872
BNP Paribas SA	54,790	2,787
Elior Group(a)	89,770	2,059
Euler Hermes Group	8,085	668
Pernod-Ricard SA	26,960	3,095
Publicis Groupe SA	32,048	2,379
Schneider Electric SE	40,664	2,771
Sodexo SA	22,630	2,621
SPIE SA	122,230	2,359
TOTAL SA	71,738	3,421
Valeo SA	69,345	3,588
		30,824
Germany (9.6%)
Bayer AG	21,095	2,258
Brenntag AG	42,845	2,332
Continental AG	14,665	3,074
Deutsche Boerse AG*	29,792	2,545
GEA Group AG	37,840	2,031
	Number of Shares	Value (000's)
Gerresheimer AG	10,000	$830
Henkel AG & Co. KGaA, Preference Shares	30,335	3,981
SAP SE ADR	56,985	5,013
		22,064
Israel (4.5%)
Bezeq Israeli Telecommunication Corp. Ltd.	1,569,500	3,150
Check Point Software Technologies Ltd.*	60,700	4,658
Teva Pharmaceutical Industries Ltd. ADR	53,500	2,696
		10,504
Italy (0.9%)
Azimut Holding SpA	128,075	1,966
Japan (12.9%)
Daikin Industries Ltd.	31,000	2,873
KANSAI PAINT Co. Ltd.	180,000	3,965
KEYENCE Corp.	7,000	4,907
MIRACA HOLDINGS, Inc.	52,500	2,489
Nabtesco Corp.	53,900	1,390
SANTEN PHARMACEUTICAL Co. Ltd.	208,800	2,628
SMC Corp.	15,500	4,365
Sundrug Co. Ltd.	36,900	2,675
TOYOTA MOTOR Corp.	73,900	4,455
		29,747
Netherlands (6.9%)
AerCap Holdings NV*	69,200	2,766
Akzo Nobel NV	48,190	3,257
ASML Holding NV	42,220	4,491
Koninklijke Ahold Delhaize NV	112,517	2,694
NXP Semiconductors NV*	31,900	2,808
		16,016
	Number of Shares	Value (000's)
Spain (0.7%)
Banco Bilbao Vizcaya Argentaria SA	266,035	$1,655
Sweden (1.3%)
Nordea Bank AB	313,565	3,066
Switzerland (14.4%)
Cie Financiere Richemont SA	26,550	1,529
Givaudan SA	2,296	4,746
Julius Baer Group Ltd.*	55,495	2,326
Novartis AG	48,731	3,835
Partners Group Holding AG	7,160	3,283
Roche Holding AG	20,221	4,930
SGS SA	2,052	4,509
Sonova Holding AG	18,350	2,539
TE Connectivity Ltd.	44,700	2,842
UBS Group AG	184,255	2,664
		33,203
United Kingdom (18.4%)
Aon PLC	40,500	4,510
Barclays PLC	1,135,674	2,569
Bunzl PLC	134,906	4,177
Compass Group PLC	132,756	2,514
DCC PLC	32,125	2,923
Howden Joinery Group PLC	517,725	3,103
Lloyds Banking Group PLC	4,583,624	3,572
Prudential PLC	169,020	3,026
RELX PLC	218,471	4,146
Spectris PLC	89,978	2,288
St. James's Place PLC	197,388	2,545
TalkTalk Telecom Group PLC	826,615	2,290
Travis Perkins PLC	141,330	3,090
Worldpay Group PLC(a)	430,860	1,691
		42,444
United States (2.6%)
Nielsen Holdings PLC	67,900	3,617
Samsonite International SA	774,100	2,450
		6,067
Total Common Stocks (Cost $198,312)		220,686

See Notes to Financial Statements

Schedule of Investments International Select Fund (cont'd)

	Number of Shares	Value (000's)
Short-Term Investment (4.4%)
Investment Company (4.4%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(b) (Cost $10,283)	10,282,942	$10,283
Total Investments (99.9%) (Cost $208,595)		230,969
Other Assets Less Liabilities (0.1%)		233
Net Assets (100.0%)		$231,202

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 8/31/2016, these securities amounted to approximately $3,750,000, or 1.6% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

POSITIONS BY INDUSTRY INTERNATIONAL SELECT FUND

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Chemicals	$17,044	7.4%
Pharmaceuticals	16,347	7.1%
Trading Companies & Distributors	15,468	6.7%
Insurance	14,215	6.1%
Banks	13,649	5.9%
Capital Markets	12,784	5.6%
Professional Services	12,272	5.3%
Machinery	10,587	4.6%
Food & Staples Retailing	10,331	4.5%
Electronic Equipment, Instruments & Components	10,037	4.3%
Software	9,671	4.2%
Semiconductors & Semiconductor Equipment	7,299	3.2%
Hotels, Restaurants & Leisure	7,194	3.1%
Auto Components	6,662	2.9%
Internet Software & Services	6,547	2.8%
Oil, Gas & Consumable Fuels	5,803	2.5%
Diversified Telecommunication Services	5,440	2.4%
Automobiles	4,455	1.9%
Household Products	3,981	1.7%
Textiles, Apparel & Luxury Goods	3,979	1.7%
Beverages	3,095	1.3%
Industrial Conglomerates	2,923	1.3%
Building Products	2,873	1.2%
Electrical Equipment	2,771	1.2%
Health Care Equipment & Supplies	2,539	1.1%
Health Care Providers & Services	2,489	1.1%
Media	2,379	1.0%
Construction & Engineering	2,359	1.0%
Thrifts & Mortgage Finance	1,841	0.8%
IT Services	1,691	0.7%
Commercial Services & Supplies	1,131	0.5%
Life Sciences Tools & Services	830	0.4%
Short-Term Investment and Other Assets—Net	10,516	4.5%
	$231,202	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$220,686	$—	$—	$220,686
Short-Term Investment	—	10,283	—	10,283
Total Investments	$220,686	$10,283	$—	$230,969

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2016, certain securities were transferred from one level (as of August 31, 2015) to another. Based on beginning of period market values as of September 1, 2015, approximately $38,382,000, was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of August 31, 2016. These securities had been categorized as Level 2 as of August 31, 2015, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (93.2%)
Aerospace & Defense (8.1%)
Aerovironment, Inc.*	263,659	$6,523
KEYW Holding Corp.*	1,039,206	10,361
Mercury Systems, Inc.*	487,660	11,060
Spirit AeroSystems Holdings, Inc. Class A*	280,690	12,861
Teledyne Technologies, Inc.*	63,052	6,755
Textron, Inc.	185,039	7,559
		55,119
Banks (6.6%)
BankUnited, Inc.	193,304	6,215
Comerica, Inc.	133,774	6,326
Huntington Bancshares, Inc.	1,120,130	11,212
TCF Financial Corp.	524,900	7,690
Texas Capital Bancshares, Inc.*	125,800	6,607
Umpqua Holdings Corp.	417,600	6,857
		44,907
Biotechnology (0.5%)
Myriad Genetics, Inc.*	164,000	3,339
Building Products (1.0%)
Owens Corning	125,100	6,870
Chemicals (1.0%)
Chemtura Corp.*	218,000	6,538
Commercial Services & Supplies (2.5%)
Clean Harbors, Inc.*	186,214	8,901
Covanta Holding Corp.	552,500	8,227
		17,128
Communications Equipment (7.3%)
ARRIS International PLC*	615,369	17,273
Brocade Communications Systems, Inc.	471,059	4,230
Ciena Corp.*	496,683	10,654
Infinera Corp.*	872,200	7,484
	Number of Shares	Value (000's)
Sonus Networks, Inc.*	615,700	$5,307
Viavi Solutions, Inc.*	589,600	4,587
		49,535
Construction & Engineering (2.1%)
KBR, Inc.	611,700	8,980
Valmont Industries, Inc.	39,200	5,114
		14,094
Containers & Packaging (4.2%)
Avery Dennison Corp.	176,136	13,640
Crown Holdings, Inc.*	280,200	15,195
		28,835
Electronic Equipment, Instruments & Components (4.6%)
II-VI, Inc.*	277,430	5,879
Itron, Inc.*	243,331	11,590
Maxwell Technologies, Inc.*	604,600	3,065
OSI Systems, Inc.*	95,700	6,418
VeriFone Systems, Inc.*	216,890	4,307
		31,259
Energy Equipment & Services (1.1%)
ION Geophysical Corp.*	49,531	289
McDermott International, Inc.*	375,500	1,964
TETRA Technologies, Inc.*	890,892	5,390
		7,643
Health Care Equipment & Supplies (2.2%)
Accuray, Inc.*	1,234,970	6,582
Analogic Corp.	62,300	5,545
Haemonetics Corp.*	81,200	3,017
		15,144
Health Care Providers & Services (0.4%)
Molina Healthcare, Inc.*	53,761	2,893
Health Care Technology (1.5%)
Allscripts Healthcare Solutions, Inc.*	789,200	10,189
	Number of Shares	Value (000's)
Household Durables (0.5%)
iRobot Corp.*	91,800	$3,659
Independent Power and Renewable Electricity Producers (3.1%)
Atlantic Power Corp.*	1,361,458	3,512
Dynegy, Inc.*	309,400	3,920
NRG Energy, Inc.	465,400	5,636
Ormat Technologies, Inc.	171,441	8,298
		21,366
Internet Software & Services (0.5%)
Bankrate, Inc.*	453,900	3,559
IT Services (7.9%)
Acxiom Corp.*	528,500	13,736
CoreLogic, Inc.*	407,925	16,733
DST Systems, Inc.	63,519	7,718
MoneyGram International, Inc.*	522,398	3,798
NeuStar, Inc. Class A*	471,709	11,986
		53,971
Life Sciences Tools & Services (3.9%)
Charles River Laboratories International, Inc.*	218,871	18,212
Fluidigm Corp.*	382,600	3,486
Luminex Corp.*	238,400	5,023
		26,721
Machinery (3.4%)
Harsco Corp.	508,800	5,063
ITT, Inc.	125,000	4,522
Manitowoc Co., Inc.	483,000	2,367
Manitowoc Foodservice, Inc.*	228,000	3,678
Meritor, Inc.*	510,850	5,696
Twin Disc, Inc.*	168,857	2,193
		23,519
Marine (0.3%)
Danaos Corp.*	534,459	1,726
Metals & Mining (0.8%)
Cliffs Natural Resources, Inc.*	931,000	5,307
Real Estate Investment Trusts (1.0%)
Communications Sales & Leasing, Inc.	228,800	7,139

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (cont'd)

	Number of Shares	Value (000's)
Road & Rail (2.9%)
Avis Budget Group, Inc.*	301,900	$10,908
Ryder System, Inc.	134,204	8,793
		19,701
Semiconductors & Semiconductor Equipment (11.3%)
Alliance Semiconductor Corp.*	82,370	59
CEVA, Inc.*	186,600	5,874
Cypress Semiconductor Corp.	526,035	6,276
FormFactor, Inc.*	618,603	6,403
MACOM Technology Solutions Holdings, Inc.*	216,663	8,926
Mellanox Technologies Ltd.*	210,350	9,222
Rambus, Inc.*	1,081,544	14,947
Rudolph Technologies, Inc.*	171,500	3,008
Ultratech, Inc.*	589,000	14,731
Veeco Instruments, Inc.*	368,800	7,254
		76,700
Software (8.5%)
Cadence Design Systems, Inc.*	269,607	6,859
Covisint Corp.*	996,005	2,211
Nuance Communications, Inc.*	749,900	10,933
Rovi Corp.*	679,530	13,910
Seachange International, Inc.*	767,567	2,241
Silver Spring Networks, Inc.*	527,076	7,195
Verint Systems, Inc.*	423,761	14,459
		57,808
Specialty Retail (3.5%)
Express, Inc.*	396,900	4,695
GNC Holdings, Inc. Class A	254,000	5,342
New York & Co., Inc.*	288,000	648
Office Depot, Inc.	1,069,867	3,937
	Number of Shares	Value (000's)
Restoration Hardware Holdings, Inc.*	82,524	$2,784
Select Comfort Corp.*	235,100	6,171
		23,577
Technology Hardware, Storage & Peripherals (0.2%)
Quantum Corp.*	1,763,100	1,131
Textiles, Apparel & Luxury Goods (1.5%)
Crocs, Inc.*	462,900	3,999
Deckers Outdoor Corp.*	91,900	6,006
		10,005
Wireless Telecommunication Services (0.8%)
Telephone & Data Systems, Inc.	105,200	2,932
United States Cellular Corp.*	76,100	2,832
		5,764
Total Common Stocks (Cost $578,386)		635,146
Convertible Preferred Stock (0.6%)
Independent Power and Renewable Electricity Producers (0.6%)
Dynegy, Inc., 7.00%, due 7/1/19 (Cost $4,905)	46,200	3,969
Short-Term Investment (6.8%)
Investment Company (6.8%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(a) (Cost $46,328)	46,328,202	46,328
Total Investments (100.6%) (Cost $629,619)		685,443
Other Assets Less Liabilities [(0.6%)]		(4,412)
Net Assets (100.0%)		$681,031

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$635,146	$—	$—	$635,146
Convertible Preferred Stock(a)	3,969	—	—	3,969
Short-Term Investment	—	46,328	—	46,328
Total Investments	$639,115	$46,328	$—	$685,443

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (93.4%)
Airlines (0.6%)
Delta Air Lines, Inc.	211,349	$7,767
Banks (19.2%)
Bank of America Corp.	933,534	15,067
BB&T Corp.	286,539	11,032
Citigroup, Inc.	1,370,419	65,424
Commerce Bancshares, Inc.	68,912	3,492
JPMorgan Chase & Co.	948,445	64,020
KeyCorp	461,852	5,801
M&T Bank Corp.	132,350	15,661
PNC Financial Services Group, Inc.	349,011	31,446
SunTrust Banks, Inc.	252,215	11,115
Synovus Financial Corp.	83,351	2,757
U.S. Bancorp	175,613	7,753
Wells Fargo & Co.	534,991	27,178
		260,746
Capital Markets (8.2%)
Bank of New York Mellon Corp.	1,247,266	51,974
CME Group, Inc.	317,552	34,407
Goldman Sachs Group, Inc.	147,825	25,050
		111,431
Chemicals (0.2%)
FMC Corp.	49,133	2,306
Communications Equipment (1.3%)
Cisco Systems, Inc.	555,616	17,469
Construction & Engineering (0.3%)
Jacobs Engineering Group, Inc.*	63,331	3,337
Diversified Telecommunication Services (1.5%)
Verizon Communications, Inc.	391,880	20,507
Electric Utilities (0.8%)
Exelon Corp.	309,045	10,508
Electrical Equipment (6.2%)
Eaton Corp. PLC	1,113,491	74,091
Emerson Electric Co.	175,906	9,267
		83,358
	Number of Shares	Value (000's)
Energy Equipment & Services (3.2%)
Schlumberger Ltd.	543,695	$42,952
Food & Staples Retailing (1.4%)
Wal-Mart Stores, Inc.	268,786	19,202
Health Care Equipment & Supplies (0.8%)
Medtronic PLC	75,001	6,528
Zimmer Biomet Holdings, Inc.	38,054	4,932
		11,460
Hotels, Restaurants & Leisure (4.1%)
Carnival Corp.	1,155,586	55,237
Household Products (2.9%)
Procter & Gamble Co.	452,383	39,498
Independent Power and Renewable Electricity Producers (0.2%)
Calpine Corp.*	227,842	2,843
Industrial Conglomerates (2.2%)
General Electric Co.	964,932	30,144
Insurance (2.6%)
Lincoln National Corp.	557,016	26,753
MetLife, Inc.	181,633	7,883
		34,636
Machinery (7.2%)
Caterpillar, Inc.	610,348	50,018
Illinois Tool Works, Inc.	119,430	14,194
Joy Global, Inc.	1,245,284	33,972
		98,184
Metals & Mining (8.9%)
BHP Billiton Ltd. ADR	1,431,736	42,952
Newmont Mining Corp.	1,825,591	69,811
United States Steel Corp.	408,950	7,950
		120,713
Oil, Gas & Consumable Fuels (12.9%)
Cabot Oil & Gas Corp.	438,920	10,811
Devon Energy Corp.	307,285	13,315
EOG Resources, Inc.	394,192	34,882
Exxon Mobil Corp.	768,402	66,959
	Number of Shares	Value (000's)
Pioneer Natural Resources Co.	216,556	$38,774
Range Resources Corp.	265,064	10,223
		174,964
Pharmaceuticals (2.5%)
Pfizer, Inc.	978,765	34,061
Semiconductors & Semiconductor Equipment (0.8%)
NXP Semiconductors NV*	125,204	11,020
Software (0.5%)
CA, Inc.	199,634	6,770
Technology Hardware, Storage & Peripherals (1.9%)
Western Digital Corp.	550,892	25,710
Textiles, Apparel & Luxury Goods (3.0%)
Ralph Lauren Corp.	393,085	40,731
Total Common Stocks (Cost $1,148,695)		1,265,554
Short-Term Investment (6.3%)
Investment Company (6.3%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%(a) (Cost $85,209)	85,208,898	85,209
Total Investments (99.7%) (Cost $1,233,904)		1,350,763
Other Assets Less Liabilities (0.3%)		4,200
Net Assets (100.0%)		$1,354,963

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,265,554	$—	$—	$1,265,554
Short-Term Investment	—	85,209	—	85,209
Total Investments	$1,265,554	$85,209	$—	$1,350,763

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (96.1%)
Aerospace & Defense (0.5%)
B/E Aerospace, Inc.	100,000	$5,055
Airlines (0.7%)
Alaska Air Group, Inc.	120,000	8,104
Banks (1.8%)
Signature Bank*	85,000	10,371
SVB Financial Group*	80,000	8,885
		19,256
Biotechnology (3.1%)
BioMarin Pharmaceutical, Inc.*	167,500	15,727
Incyte Corp.*	95,000	7,704
Vertex Pharmaceuticals, Inc.*	107,000	10,113
		33,544
Capital Markets (2.8%)
Affiliated Managers Group, Inc.*	40,000	5,682
CBOE Holdings, Inc.	182,500	12,536
Raymond James Financial, Inc.	210,000	12,216
		30,434
Chemicals (3.9%)
RPM International, Inc.	204,500	11,151
Scotts Miracle-Gro Co. Class A	133,500	11,054
Sensient Technologies Corp.	170,000	12,449
WR Grace & Co.	100,000	7,813
		42,467
Commercial Services & Supplies (1.3%)
Cintas Corp.	25,000	2,938
Waste Connections, Inc.	150,000	11,464
		14,402
Communications Equipment (0.4%)
Palo Alto Networks, Inc.*	37,500	4,994
Distributors (1.5%)
LKQ Corp.*	450,000	16,240
	Number of Shares	Value (000's)
Diversified Consumer Services (1.8%)
Bright Horizons Family Solutions, Inc.*	162,000	$11,042
Service Corp. International	350,000	9,254
		20,296
Electrical Equipment (1.3%)
Acuity Brands, Inc.	52,500	14,444
Electronic Equipment, Instruments & Components (2.3%)
Amphenol Corp. Class A	209,500	13,054
CDW Corp.	282,500	12,614
		25,668
Food Products (3.2%)
ConAgra Foods, Inc.	115,000	5,360
Pinnacle Foods, Inc.	235,000	11,903
Post Holdings, Inc.*	77,500	6,571
WhiteWave Foods Co.*	210,000	11,640
		35,474
Health Care Equipment & Supplies (9.7%)
C.R. Bard, Inc.	55,000	12,146
DexCom, Inc.*	100,000	9,109
Edwards Lifesciences Corp.*	142,500	16,410
Integra LifeSciences Holdings Corp.*	116,500	10,068
Nevro Corp.*	162,500	15,345
NuVasive, Inc.*	235,000	15,386
Penumbra, Inc.*	50,000	3,528
Teleflex, Inc.	65,000	11,901
Wright Medical Group NV*	500,000	12,380
		106,273
Health Care Providers & Services (2.7%)
Amsurg Corp.*	85,000	5,518
Centene Corp.*	185,500	12,668
HealthSouth Corp.	295,000	12,009
		30,195
Hotels, Restaurants & Leisure (3.3%)
Aramark	272,500	10,336
MGM Resorts International*	400,000	9,556
	Number of Shares	Value (000's)
Red Rock Resorts, Inc. Class A	350,000	$7,889
Vail Resorts, Inc.	50,000	7,921
		35,702
Household Durables (2.5%)
Newell Brands, Inc.	358,350	19,021
Whirlpool Corp.	48,500	8,664
		27,685
Industrial Conglomerates (1.3%)
Roper Technologies, Inc.	80,000	14,204
Insurance (1.3%)
Assurant, Inc.	158,000	14,149
Internet & Catalog Retail (1.4%)
Expedia, Inc.	77,000	8,402
Liberty Interactive Corp. QVC Group Class A*	340,000	7,184
		15,586
Internet Software & Services (1.6%)
CoStar Group, Inc.*	82,500	17,098
IT Services (5.9%)
CSRA, Inc.	290,000	7,363
Euronet Worldwide, Inc.*	147,500	11,447
Fiserv, Inc.*	116,500	12,005
Global Payments, Inc.	121,500	9,228
Sabre Corp.	305,000	8,586
Vantiv, Inc. Class A*	290,000	15,585
		64,214
Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	272,500	12,802
Machinery (3.7%)
CLARCOR, Inc.	97,500	6,383
Fortive Corp.	150,000	7,901
IDEX Corp.	119,000	11,119
Milacron Holdings Corp.*	262,200	4,528
Stanley Black & Decker, Inc.	90,000	11,138
		41,069

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (cont'd)

	Number of Shares	Value (000's)
Media (1.0%)
DISH Network Corp. Class A*	135,000	$6,781
Viacom, Inc. Class B	100,000	4,034
		10,815
Multiline Retail (0.9%)
Dollar Tree, Inc.*	125,000	10,337
Oil, Gas & Consumable Fuels (1.7%)
Concho Resources, Inc.*	85,500	11,046
Diamondback Energy, Inc.*	77,500	7,382
		18,428
Pharmaceuticals (2.4%)
Jazz Pharmaceuticals PLC*	77,500	9,597
Zoetis, Inc.	330,000	16,863
		26,460
Professional Services (2.2%)
Nielsen Holdings PLC	187,500	9,990
WageWorks, Inc.*	223,500	13,810
		23,800
Real Estate Investment Trusts (0.5%)
Extra Space Storage, Inc.	70,000	5,639
Road & Rail (2.0%)
J.B. Hunt Transport Services, Inc.	140,000	11,114
Old Dominion Freight Line, Inc.*	160,000	11,381
		22,495
Semiconductors & Semiconductor Equipment (5.6%)
Lam Research Corp.	120,000	11,198
MACOM Technology Solutions Holdings, Inc.*	200,000	8,240
Microsemi Corp.*	150,000	5,994
Monolithic Power Systems, Inc.	187,500	14,385
NVIDIA Corp.	225,000	13,802
	Number of Shares	Value (000's)
NXP Semiconductors NV*	85,000	$7,482
		61,101
Software (8.0%)
Activision Blizzard, Inc.	321,000	13,280
Electronic Arts, Inc.*	175,000	14,215
Guidewire Software, Inc.*	127,500	7,845
Manhattan Associates, Inc.*	136,500	8,261
Red Hat, Inc.*	115,000	8,393
ServiceNow, Inc.*	165,500	12,027
Tyler Technologies, Inc.*	75,500	12,378
Ultimate Software Group, Inc.*	52,500	10,969
		87,368
Specialty Retail (9.1%)
Burlington Stores, Inc.*	233,000	18,924
Dick's Sporting Goods, Inc.	100,000	5,860
Five Below, Inc.*	125,000	5,570
Lithia Motors, Inc. Class A	95,000	7,863
O'Reilly Automotive, Inc.*	70,000	19,597
Ross Stores, Inc.	297,500	18,517
Tractor Supply Co.	177,500	14,901
Ulta Salon Cosmetics & Fragrance, Inc.*	34,000	8,405
		99,637
Textiles, Apparel & Luxury Goods (1.1%)
Hanesbrands, Inc.	437,500	11,611
Trading Companies & Distributors (0.9%)
W.W. Grainger, Inc.	42,500	9,803
Wireless Telecommunication Services (1.5%)
T-Mobile US, Inc.*	367,500	17,030
Total Common Stocks (Cost $838,739)		1,053,879
	Number of Shares	Value (000's)
Short-Term Investment (4.2%)
Investment Company (4.2%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%(a) (Cost $46,106)	46,106,094	$46,106
Total Investments (100.3%) (Cost $884,845)		1,099,985
Other Assets Less Liabilities [(0.3%)]		(3,735)
Net Assets (100.0%)		$1,096,250

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,053,879	$—	$—	$1,053,879
Short-Term Investment	—	46,106	—	46,106
Total Investments	$1,053,879	$46,106	$—	$1,099,985

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (98.0%)
Aerospace & Defense (6.8%)
B/E Aerospace, Inc.	37,600	$1,901
General Dynamics Corp.	15,650	2,382
Spirit AeroSystems Holdings, Inc. Class A*	39,800	1,824
		6,107
Airlines (1.8%)
American Airlines Group, Inc.	44,300	1,608
Banks (9.2%)
BankUnited, Inc.	81,300	2,614
BB&T Corp.	30,600	1,178
Comerica, Inc.	47,100	2,227
Huntington Bancshares, Inc.	85,100	852
M&T Bank Corp.	11,300	1,337
		8,208
Capital Markets (1.1%)
State Street Corp.	13,900	976
Chemicals (2.7%)
Ashland, Inc.	20,400	2,389
Commercial Services & Supplies (5.1%)
Covanta Holding Corp.	136,100	2,027
Tyco International PLC	57,600	2,516
		4,543
Construction & Engineering (2.7%)
Valmont Industries, Inc.	18,200	2,375
Containers & Packaging (1.8%)
Avery Dennison Corp.	20,700	1,603
Electric Utilities (1.5%)
Edison International	18,100	1,316
Electronic Equipment, Instruments & Components (3.6%)
Flextronics International Ltd.*	90,000	1,192
Itron, Inc.*	42,000	2,000
		3,192
Food & Staples Retailing (3.0%)
Whole Foods Market, Inc.	88,200	2,680
	Number of Shares	Value (000's)
Health Care Equipment & Supplies (3.3%)
Zimmer Biomet Holdings, Inc.	22,800	$2,955
Hotels, Restaurants & Leisure (1.0%)
Wyndham Worldwide Corp.	13,200	934
Independent Power and Renewable Electricity Producers (2.6%)
AES Corp.	190,400	2,298
IT Services (4.9%)
Amdocs Ltd.	31,000	1,864
Teradata Corp.*	80,000	2,538
		4,402
Media (3.1%)
CBS Corp. Class B	36,300	1,852
Lions Gate Entertainment Corp.	43,200	906
		2,758
Multi-Utilities (1.8%)
CenterPoint Energy, Inc.	69,400	1,559
Multiline Retail (1.3%)
Macy's, Inc.	32,200	1,165
Oil, Gas & Consumable Fuels (6.4%)
Cabot Oil & Gas Corp.	80,000	1,970
Devon Energy Corp.	41,100	1,781
ONEOK, Inc.	41,500	1,946
		5,697
Pharmaceuticals (1.0%)
Perrigo Co. PLC	9,900	901
Real Estate Investment Trusts (6.4%)
Colony Starwood Homes	83,160	2,578
Corrections Corporation of America	69,904	1,114
Starwood Property Trust, Inc.	86,200	1,974
		5,666
Road & Rail (3.1%)
Avis Budget Group, Inc.*	34,100	1,232
Hertz Global Holdings, Inc.*	31,480	1,551
		2,783
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment (4.6%)
ON Semiconductor Corp.*	188,500	$2,036
Skyworks Solutions, Inc.	27,900	2,088
		4,124
Software (5.9%)
Cadence Design Systems, Inc.*	62,100	1,580
Check Point Software Technologies Ltd.*	23,800	1,826
Nuance Communications, Inc.*	129,900	1,894
		5,300
Specialty Retail (4.4%)
Best Buy Co., Inc.	53,900	2,074
GNC Holdings, Inc. Class A	51,200	1,077
Office Depot, Inc.	212,100	780
		3,931
Technology Hardware, Storage & Peripherals (2.0%)
Western Digital Corp.	37,436	1,747
Textiles, Apparel & Luxury Goods (2.8%)
Deckers Outdoor Corp.*	38,100	2,490
Trading Companies & Distributors (4.1%)
AerCap Holdings NV*	83,500	3,337
Herc Holdings, Inc.*	10,493	355
		3,692
Total Common Stocks (Cost $79,752)		87,399
Rights (0.0%)
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley)*(a)	21,100	5
Safeway, Inc. (Property Development Centers)*(a)	21,100	1
Total Rights (Cost $22)		6

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund (cont'd)

	Number of Shares	Value (000's)
Short-Term Investment (2.1%)
Investment Company (2.1%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%(b) (Cost $1,837)	1,837,323	$1,837
Total Investments## (100.1%) (Cost $81,611)		89,242
Other Assets Less Liabilities [(0.1%)]		(51)
Net Assets (100.0%)		$89,191

*  Non-income producing security.

(a)  Illiquid Security.

(b)  Represents 7-day effective yield as of 8/31/2016.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$87,399	$—	$—	$87,399
Rights(a)	—	—	6	6
Short-Term Investment	—	1,837	—	1,837
Total Investments	$87,399	$1,837	$6	$89,242

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2015	Accrued discounts/ (premiums)	Realized gain/ loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2016	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2016
(000's omitted) Investments in Securities:
Rights‡
Food & Staples Retailing	$8	$—	$—	$(2)	$—	$—	$—	$—	$6	$(2)
Total	$8	$—	$—	$(2)	$—	$—	$—	$—	$6	$(2)

‡  As of the year ended August 31, 2016, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

  As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (99.1%)
Aerospace & Defense (3.9%)
Boeing Co.	220,000	$28,479
Raytheon Co.	320,000	44,842
		73,321
Banks (6.9%)
JPMorgan Chase & Co.	1,340,000	90,450
Wells Fargo & Co.	775,000	39,370
		129,820
Capital Markets (12.1%)
Charles Schwab Corp.	1,540,000	48,448
Goldman Sachs Group, Inc.	547,000	92,695
Intercontinental Exchange, Inc.	300,000	84,606
		225,749
Chemicals (0.5%)
Methanex Corp.	290,000	8,410
Commercial Services & Supplies (1.1%)
Pitney Bowes, Inc.	1,100,000	20,636
Health Care Equipment & Supplies (2.1%)
Hill-Rom Holdings, Inc.	655,000	38,848
Communications Equipment (8.8%)
Cisco Systems, Inc.	2,170,000	68,225
Motorola Solutions, Inc.	1,245,000	95,852
		164,077
Containers & Packaging (3.5%)
Sealed Air Corp.	1,387,000	65,369
Diversified Financial Services (4.8%)
Berkshire Hathaway, Inc. Class B*	595,000	89,542
Electrical Equipment (1.2%)
Rockwell Automation, Inc.	200,000	23,186
Energy Equipment & Services (2.7%)
Schlumberger Ltd.	630,000	49,770
Food & Staples Retailing (2.0%)
US Foods Holding Corp.*	1,550,000	37,587
Food Products (1.9%)
Mondelez International, Inc. Class A	780,000	35,116
	Number of Shares	Value (000's)
Health Care Providers & Services (10.4%)
Aetna, Inc.	260,000	$30,451
Cardinal Health, Inc.	825,000	65,728
HCA Holdings, Inc.*	890,000	67,240
Henry Schein, Inc.*	190,000	31,120
		194,539
Hotels, Restaurants & Leisure (1.4%)
Bloomin' Brands, Inc.	1,315,000	25,695
Industrial Conglomerates (3.1%)
3M Co.	327,000	58,611
Internet Software & Services (5.3%)
Alphabet, Inc. Class C*	102,000	78,239
eBay, Inc.*	630,000	20,261
		98,500
IT Services (2.1%)
PayPal Holdings, Inc.*	1,080,000	40,122
Machinery (3.4%)
Stanley Black & Decker, Inc.	515,000	63,731
Media (3.3%)
Omnicom Group, Inc.	150,000	12,919
Twenty-First Century Fox, Inc. Class A	2,020,000	49,571
		62,490
Oil, Gas & Consumable Fuels (1.7%)
EOG Resources, Inc.	355,000	31,414
Pharmaceuticals (4.5%)
Allergan PLC*	85,000	19,936
Pfizer, Inc.	1,830,000	63,684
		83,620
Road & Rail (1.3%)
CSX Corp.	890,000	25,169
Software (5.7%)
Activision Blizzard, Inc.	1,050,000	43,439
Microsoft Corp.	315,000	18,100
Symantec Corp.	1,825,000	44,037
		105,576
	Number of Shares	Value (000's)
Technology Hardware, Storage & Peripherals (5.4%)
Apple, Inc.	485,000	$51,458
NCR Corp.*	1,475,000	49,929
		101,387
Total Common Stocks (Cost $1,400,300)		1,852,285
Short-Term Investment (0.9%)
Investment Company (0.9%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(a) (Cost $17,692)	17,691,612	17,692
Total Investments (100.0%) (Cost $1,417,992)		1,869,977
Other Assets Less Liabilities [(0.0%)]		(129)
Net Assets (100.0%)		$1,869,848

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,852,285	$—	$—	$1,852,285
Short-Term Investment	—	17,692	—	17,692
Total Investments	$1,852,285	$17,692	$—	$1,869,977

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (98.3%)
Apartments (10.9%)
Apartment Investment & Management Co. Class A	262,200	$11,846
AvalonBay Communities, Inc.	94,392	16,520
Equity Residential	402,700	26,123
Essex Property Trust, Inc.	92,400	20,984
		75,473
Data Centers (5.0%)
DuPont Fabros Technology, Inc.	153,000	6,487
Equinix, Inc.	75,234	27,735
		34,222
Diversified (3.1%)
Vornado Realty Trust	209,023	21,594
Free Standing (3.3%)
National Retail Properties, Inc.	318,800	15,972
Realty Income Corp.	101,200	6,652
		22,624
Health Care (10.1%)
HCP, Inc.	176,600	6,946
Healthcare Trust of America, Inc. Class A	428,900	14,471
OMEGA Healthcare Investors, Inc.	209,975	7,601
Ventas, Inc.	293,930	21,360
Welltower, Inc.	252,740	19,398
		69,776
Hotels, Restaurants & Leisure (1.6%)
Starwood Hotels & Resorts Worldwide, Inc.	137,800	10,674
Industrial (4.8%)
Duke Realty Corp.	475,100	13,360
Prologis, Inc.	377,438	20,045
		33,405
Infrastructure (9.8%)
American Tower Corp.	337,100	38,220
Crown Castle International Corp.	306,400	29,038
		67,258
	Number of Shares	Value (000's)
Manufactured Homes (2.5%)
Equity LifeStyle Properties, Inc.	225,460	$17,480
Office (12.2%)
Boston Properties, Inc.	208,984	29,285
Douglas Emmett, Inc.	240,425	9,030
Equity Commonwealth*	272,030	8,512
Kilroy Realty Corp.	235,200	17,083
SL Green Realty Corp.	173,600	20,436
		84,346
Real Estate Management & Development (1.7%)
Brookfield Asset Management, Inc. Class A	354,415	11,940
Regional Malls (10.4%)
General Growth Properties, Inc.	567,032	16,523
Pennsylvania REIT	277,400	6,960
Simon Property Group, Inc.	223,973	48,260
		71,743
Self Storage (5.5%)
Extra Space Storage, Inc.	93,940	7,567
Public Storage	134,400	30,097
		37,664
Shopping Centers (9.4%)
Federal Realty Investment Trust	115,200	18,317
Kimco Realty Corp.	715,220	21,492
Kite Realty Group Trust	312,100	9,013
Regency Centers Corp.	194,257	15,646
		64,468
Single Family Homes (2.8%)
American Homes 4 Rent Class A	554,500	12,127
Colony Starwood Homes	239,300	7,418
		19,545
Specialty (1.5%)
EPR Properties	129,800	10,166
	Number of Shares	Value (000's)
Timber (3.7%)
Weyerhaeuser Co.	793,299	$25,267
Total Common Stocks (Cost $588,472)		677,645
Short-Term Investment (1.2%)
Investment Company (1.2%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%(a) (Cost $8,202)	8,201,794	8,202
Total Investments (99.5%) (Cost $596,674)		685,847
Other Assets Less Liabilities (0.5%)		3,584
Net Assets (100.0%)		$689,431

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$677,645	$—	$—	$677,645
Short-Term Investment	—	8,202	—	8,202
Total Investments	$677,645	$8,202	$—	$685,847

(a)  The Schedule of Investments provides information on the sector categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (97.6%)
Aerospace & Defense (3.3%)
HEICO Corp. Class A	24,000	$1,365
KLX, Inc.*	22,000	822
		2,187
Auto Components (1.3%)
Dorman Products, Inc.*	14,000	883
Banks (2.9%)
BNC Bancorp	30,000	737
Seacoast Banking Corp. of Florida*	50,000	823
Webster Financial Corp.	10,000	386
		1,946
Beverages (0.5%)
MGP Ingredients, Inc.	9,000	359
Biotechnology (12.6%)
Alder Biopharmaceuticals, Inc.*	25,000	824
Bluebird Bio, Inc.*	9,500	469
Eagle Pharmaceuticals, Inc.*	15,500	926
Exelixis, Inc.*	85,000	948
Five Prime Therapeutics, Inc.*	11,000	484
Neurocrine Biosciences, Inc.*	14,000	678
Ophthotech Corp.*	7,500	396
Prothena Corp. PLC*	19,500	975
Radius Health, Inc.*	12,500	685
Spark Therapeutics, Inc.*	19,000	1,075
TESARO, Inc.*	10,500	889
		8,349
Building Products (0.6%)
Gibraltar Industries, Inc.*	10,000	382
Capital Markets (1.5%)
MarketAxess Holdings, Inc.	6,000	1,011
Chemicals (1.9%)
Sensient Technologies Corp.	17,500	1,281
	Number of Shares	Value (000's)
Commercial Services & Supplies (1.8%)
Healthcare Services Group, Inc.	29,000	$1,171
Distributors (0.9%)
Core-Mark Holding Co., Inc.	16,000	610
Diversified Consumer Services (2.1%)
Bright Horizons Family Solutions, Inc.*	20,000	1,363
Food & Staples Retailing (0.9%)
Casey's General Stores, Inc.	4,500	591
Food Products (1.5%)
Amplify Snack Brands, Inc.*	60,000	1,016
Health Care Equipment & Supplies (9.0%)
ABIOMED, Inc.*	7,500	884
Integra LifeSciences Holdings Corp.*	9,000	778
Nevro Corp.*	11,000	1,039
Novadaq Technologies, Inc.*	22,000	270
NuVasive, Inc.*	17,000	1,113
Penumbra, Inc.*	15,500	1,094
Wright Medical Group NV*	32,000	792
		5,970
Health Care Providers & Services (1.4%)
HealthSouth Corp.	22,500	916
Hotels, Restaurants & Leisure (2.9%)
Red Rock Resorts, Inc. Class A	39,000	879
Vail Resorts, Inc.	6,500	1,030
		1,909
Household Durables (2.4%)
Cavco Industries, Inc.*	5,000	523
Helen of Troy Ltd.*	11,500	1,039
		1,562
Insurance (0.6%)
Primerica, Inc.	6,500	370
Internet Software & Services (1.8%)
Benefitfocus, Inc.*	15,000	606
Q2 Holdings, Inc.*	20,000	566
		1,172
	Number of Shares	Value (000's)
IT Services (2.9%)
EPAM Systems, Inc.*	10,500	$716
Euronet Worldwide, Inc.*	15,900	1,234
		1,950
Machinery (3.7%)
CLARCOR, Inc.	17,500	1,146
John Bean Technologies Corp.	18,500	1,270
		2,416
Media (1.5%)
Cable One, Inc.	1,250	676
IMAX Corp.*	10,000	305
		981
Oil, Gas & Consumable Fuels (1.7%)
Carrizo Oil & Gas, Inc.*	30,000	1,149
Pharmaceuticals (2.9%)
Aclaris Therapeutics, Inc.*	13,000	262
Collegium Pharmaceutical, Inc.*	20,000	167
Heska Corp.*	17,000	928
Supernus Pharmaceuticals, Inc.*	27,000	577
		1,934
Professional Services (1.9%)
WageWorks, Inc.*	20,000	1,236
Real Estate Investment Trusts (0.6%)
CyrusOne, Inc.	7,500	381
Road & Rail (1.1%)
Genesee & Wyoming, Inc. Class A*	11,000	748
Semiconductors & Semiconductor Equipment (5.7%)
Inphi Corp.*	25,000	1,077
MACOM Technology Solutions Holdings, Inc.*	25,000	1,030
Mellanox Technologies Ltd.*	11,500	504
Monolithic Power Systems, Inc.	15,000	1,151
		3,762

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund (cont'd)

	Number of Shares	Value (000's)
Software (17.5%)
BroadSoft, Inc.*	20,000	$914
Descartes Systems Group, Inc.*	45,000	961
Ellie Mae, Inc.*	5,000	489
Gigamon, Inc.*	18,500	818
Guidewire Software, Inc.*	9,000	554
Manhattan Associates, Inc.*	17,500	1,059
Paylocity Holding Corp.*	26,000	1,171
Proofpoint, Inc.*	21,000	1,616
Take-Two Interactive Software, Inc.*	32,000	1,391
Tyler Technologies, Inc.*	8,500	1,393
Ultimate Software Group, Inc.*	6,000	1,254
		11,620
Specialty Retail (4.0%)
Burlington Stores, Inc.*	18,000	1,462
Five Below, Inc.*	17,500	780
Lithia Motors, Inc. Class A	5,000	414
		2,656
Textiles, Apparel & Luxury Goods (0.9%)
Deckers Outdoor Corp.*	9,500	621
	Number of Shares	Value (000's)
Trading Companies & Distributors (3.3%)
Beacon Roofing Supply, Inc.*	23,000	$1,057
MSC Industrial Direct Co., Inc. Class A	11,500	840
Watsco, Inc.	2,000	296
		2,193
Total Common Stocks (Cost $56,179)		64,695
Short-Term Investment (2.5%)
Investment Company (2.5%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%(a) (Cost $1,657)	1,656,922	1,657
Total Investments (100.1%) (Cost $57,836)		66,352
Other Assets Less Liabilities [(0.1%)]		(96)
Net Assets (100.0%)		$66,256

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$64,695	$—	$—	$64,695
Short-Term Investment	—	1,657	—	1,657
Total Investments	$64,695	$1,657	$—	$66,352

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Socially Responsive Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (98.8%)
Airlines (1.9%)
Ryanair Holdings PLC ADR	630,437	$45,776
Auto Components (3.3%)
BorgWarner, Inc.	1,220,799	41,983
Delphi Automotive PLC	491,066	34,699
		76,682
Banks (4.4%)
JPMorgan Chase & Co.	623,691	42,099
U.S. Bancorp	1,372,680	60,604
		102,703
Capital Markets (2.9%)
Intercontinental Exchange, Inc.	242,817	68,479
Communications Equipment (3.1%)
Motorola Solutions, Inc.	491,748	37,860
NetScout Systems, Inc.*	1,194,090	35,321
		73,181
Consumer Finance (2.8%)
American Express Co.	990,919	64,985
Diversified Telecommunication Services (3.1%)
Level 3 Communications, Inc.*	1,464,498	72,683
Electric Utilities (2.8%)
Eversource Energy	1,231,831	66,482
Energy Equipment & Services (3.9%)
Schlumberger Ltd.	1,149,211	90,788
Health Care Equipment & Supplies (13.3%)
Abbott Laboratories	1,735,841	72,940
Becton, Dickinson & Co.	554,362	98,238
Danaher Corp.	941,414	76,641
Medtronic PLC	732,892	63,784
		311,603
Health Care Providers & Services (1.3%)
Premier, Inc. Class A*	954,755	30,218
	Number of Shares	Value (000's)
Household Durables (4.5%)
Newell Brands, Inc.	2,005,686	$106,462
Industrial Conglomerates (2.1%)
3M Co.	281,175	50,398
Industrial Gases (1.0%)
Praxair, Inc.	201,124	24,545
Insurance (4.3%)
Progressive Corp.	3,134,717	102,066
Internet Software & Services (6.2%)
Alphabet, Inc. Class A*	72,257	57,072
eBay, Inc.*	2,721,321	87,518
		144,590
IT Services (4.6%)
Alliance Data Systems Corp.*	289,442	59,214
MasterCard, Inc. Class A	495,043	47,836
		107,050
Machinery (1.2%)
Fortive Corp.	529,456	27,886
Oil, Gas & Consumable Fuels (4.7%)
Cimarex Energy Co.	320,979	42,427
Noble Energy, Inc.	1,963,697	67,708
		110,135
Personal Products (4.0%)
Unilever NV	2,052,073	94,621
Pharmaceuticals (2.2%)
Roche Holding AG	208,313	50,789
Professional Services (3.1%)
ManpowerGroup, Inc.	452,297	32,321
Robert Half International, Inc.	1,029,108	39,446
		71,767
Real Estate Investment Trusts (1.7%)
Weyerhaeuser Co.	1,292,567	41,168
Road & Rail (1.7%)
J.B. Hunt Transport Services, Inc.	503,848	40,001
Semiconductors & Semiconductor Equipment (4.9%)
Texas Instruments, Inc.	1,650,704	114,790
	Number of Shares	Value (000's)
Software (3.0%)
Intuit, Inc.	631,999	$70,436
Specialty Retail (1.0%)
TJX Cos., Inc.	293,080	22,696
Textiles, Apparel & Luxury Goods (1.1%)
Gildan Activewear, Inc.	844,944	24,909
Trading Companies & Distributors (4.7%)
NOW, Inc.*	1,151,730	23,772
W.W. Grainger, Inc.	377,402	87,051
		110,823
Total Common Stocks (Cost $1,801,710)		2,318,712
	Principal Amount
Short-Term Investments (1.2%)
Certificates of Deposit (0.0%)
Carver Federal Savings Bank Self Help Credit Union, 0.20%, due 9/23/16	$100,000	100
Self Help Credit Union, 0.25%, due 10/5/16	250,000	250
Self Help Credit Union, 0.25%, due 11/16/16	250,000	250
		600
	Number of Shares
Investment Company (1.2%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(a)	26,883,994	26,884
Total Short-Term Investments (Cost $27,484)		27,484
Total Investments (100.0%) (Cost $1,829,194)		2,346,196
Other Assets Less Liabilities (0.0%)		650
Net Assets (100.0%)		$2,346,846

See Notes to Financial Statements

Schedule of Investments Socially Responsive Fund (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$2,318,712	$—	$—	$2,318,712
Short-Term Investments(a)	—	27,484	—	27,484
Total Investments	$2,318,712	$27,484	$—	$2,346,196

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Value Fund 8/31/16

	Number of Shares	Value (000's)
Common Stocks (93.3%)
Airlines (0.6%)
Delta Air Lines, Inc.	2,099	$77
Banks (19.2%)
Bank of America Corp.	9,309	150
BB&T Corp.	2,848	110
Citigroup, Inc.	13,613	650
Commerce Bancshares, Inc.	685	35
JPMorgan Chase & Co.	9,421	636
KeyCorp	4,594	58
M&T Bank Corp.	1,315	156
PNC Financial Services Group, Inc.	3,467	312
SunTrust Banks, Inc.	2,507	110
Synovus Financial Corp.	828	27
U.S. Bancorp	1,753	77
Wells Fargo & Co.	5,314	270
		2,591
Capital Markets (8.2%)
Bank of New York Mellon Corp.	12,450	519
CME Group, Inc.	3,136	340
Goldman Sachs Group, Inc.	1,455	246
		1,105
Chemicals (0.2%)
FMC Corp.	489	23
Communications Equipment (1.3%)
Cisco Systems, Inc.	5,520	174
Construction & Engineering (0.2%)
Jacobs Engineering Group, Inc.*	629	33
Diversified Telecommunication Services (1.5%)
Verizon Communications, Inc.	3,895	204
Electric Utilities (0.8%)
Exelon Corp.	3,072	104
Electrical Equipment (6.2%)
Eaton Corp. PLC	11,062	736
Emerson Electric Co.	1,756	93
		829
Energy Equipment & Services (3.2%)
Schlumberger Ltd.	5,430	429
	Number of Shares	Value (000's)
Food & Staples Retailing (1.4%)
Wal-Mart Stores, Inc.	2,670	$191
Health Care Equipment & Supplies (0.8%)
Medtronic PLC	738	64
Zimmer Biomet Holdings, Inc.	378	49
		113
Hotels, Restaurants & Leisure (4.1%)
Carnival Corp.	11,486	549
Household Products (2.9%)
Procter & Gamble Co.	4,496	393
Independent Power and Renewable Electricity Producers (0.2%)
Calpine Corp.*	2,264	28
Industrial Conglomerates (2.2%)
General Electric Co.	9,644	301
Insurance (2.6%)
Lincoln National Corp.	5,563	267
MetLife, Inc.	1,807	79
		346
Machinery (7.2%)
Caterpillar, Inc.	6,064	497
Illinois Tool Works, Inc.	1,187	141
Joy Global, Inc.	12,371	338
		976
Metals & Mining (8.9%)
BHP Billiton Ltd. ADR	14,222	426
Newmont Mining Corp.	18,141	694
United States Steel Corp.	4,100	80
		1,200
Oil, Gas & Consumable Fuels (12.9%)
Cabot Oil & Gas Corp.	4,360	107
Devon Energy Corp.	3,054	132
EOG Resources, Inc.	3,918	347
Exxon Mobil Corp.	7,559	659
Pioneer Natural Resources Co.	2,152	385
Range Resources Corp.	2,630	102
		1,732
Pharmaceuticals (2.5%)
Pfizer, Inc.	9,727	338
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment (0.8%)
NXP Semiconductors NV*	1,251	$110
Software (0.5%)
CA, Inc.	1,984	67
Technology Hardware, Storage & Peripherals (1.9%)
Western Digital Corp.	5,475	256
Textiles, Apparel & Luxury Goods (3.0%)
Ralph Lauren Corp.	3,907	405
Total Common Stocks (Cost $11,424)		12,574
Short-Term Investment (6.4%)
Investment Company (6.4%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.19%(a) (Cost $857)	857,336	857
Total Investments (99.7%) (Cost $12,281)		13,431
Other Assets Less Liabilities (0.3%)		46
Net Assets (100.0%)		$13,477

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 8/31/2016.

See Notes to Financial Statements

Schedule of Investments Value Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$12,574	$—	$—	$12,574
Short-Term Investment	—	857	—	857
Total Investments	$12,574	$857	$—	$13,431

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2016, no securities were transferred from one level (as of August 31, 2015) to another.

See Notes to Financial Statements

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Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$20,611	$462,606	$1,654,248	$713,964	$9,273,233	$4,298	$3,169	$94,031	$1,129,586	$1,501,506
Affiliated issuers	—	—	—	—	1,371,983	—	—	—	—	—
	20,611	462,606	1,654,248	713,964	10,645,216	4,298	3,169	94,031	1,129,586	1,501,506
Cash	—	—	16	31	197	—	—	—	—	—
Foreign currency*	—	237	—	—	—	—	3	1,548	—	—
Cash collateral segregated for option contracts (Note A)	—	—	830	—	—	—	—	—	—	—
Dividends and interest receivable	32	241	7,723	791	12,201	19	5	9	2,890	4,510
Due from affiliate (Note B)	—	—	—	—	—	—	—	—	1,989	—
Receivable for securities sold	—	1,143	3,006	—	13,604	85	—	—	1,643	—
Receivable for Fund shares sold	—	414	1,185	3	16,972	—	—	114	120	3,905
Receivable from Management—net (Note B)	13	5	—	—	—	33	23	—	—	—
Prepaid expenses and other assets	42	64	94	65	375	20	8	24	125	106
Total Assets	20,698	464,710	1,667,102	714,854	10,688,565	4,455	3,208	95,726	1,136,353	1,510,027
Liabilities
Options contracts written, at value** (Note A)	—	—	1,531	304	—	—	—	—	926	—
Due to custodian	—	—	185	119	—	4	—	—	124	—
Due to affiliate (Note B)	—	—	1,989	—	—	—	—	—	—	—
Payable for securities purchased	—	1,751	3,440	—	15,110	61	—	—	1,161	485
Payable for Fund shares redeemed	—	5,868	2,129	310	20,265	—	—	6	386	5,131
Payable to investment manager—net (Note B)	9	387	683	321	5,935	3	2	87	489	777
Payable to administrator—net (Note B)	—	—	605	176	1,936	—	—	28	265	237
Payable to trustees	6	6	6	6	6	6	6	6	6	6
Accrued capital gains tax	—	282	—	—	—	—	—	—	—	—
Accrued expenses and other payables	66	236	270	241	1,065	91	88	110	364	256
Total Liabilities	81	8,530	10,838	1,477	44,317	165	96	237	3,721	6,892
Net Assets	$20,617	$456,180	$1,656,264	$713,377	$10,644,248	$4,290	$3,112	$95,489	$1,132,632	$1,503,135
Net Assets consist of:
Paid-in capital	$18,664	$474,883	$1,388,157	$576,690	$5,107,609	$3,984	$2,935	$103,544	$894,378	$1,615,081
Undistributed net investment income (loss)	284	1,800	5,133	2,377	22,874	21	1	336	2,687	13,044
Distributions in excess of net investment income	—	—	—	—	—	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(120)	(70,410)	53,980	56,499	571,305	8	(9)	(13,793)	116,723	(219,348)
Net unrealized appreciation (depreciation) in value of investments	1,789	49,907	208,994	77,811	4,942,460	277	185	5,402	118,844	94,358
Net Assets	$20,617	$456,180	$1,656,264	$713,377	$10,644,248	$4,290	$3,112	$95,489	$1,132,632	$1,503,135
Net Assets
Investor Class	$—	$—	$—	$626,762	$1,752,816	$—	$—	$—	$993,307	$104,005
Trust Class	—	—	—	70,441	1,760,971	—	—	—	70,565	48,445
Advisor Class	—	—	—	3,942	264,939	—	—	—	235	—
Institutional Class	20,330	318,932	1,076,456	6,825	3,483,897	3,640	2,136	93,253	59,021	1,184,306
Class A	225	23,503	243,055	3,208	—	498	694	2,091	6,558	104,899
Class C	5	5,176	334,100	2,199	—	152	282	145	2,373	14,745
Class R3	—	1,205	2,653	—	—	—	—	—	573	—
Class R6	57	107,364	—	—	3,381,625	—	—	—	—	46,735

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2016		August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—		—	—	24,288	51,364	—	—	—	60,388	5,048
Trust Class	—		—	—	4,408	29,587	—	—	—	6,439	2,105
Advisor Class	—		—	—	505	10,900	—	—	—	17	—
Institutional Class	1,830		19,919	86,470	264	61,505	548	201	8,107	3,578	106,756
Class A	20		1,476	19,596	203	—	76	65	182	606	4,577
Class C	0	Z	337	27,120	297	—	24	27	13	182	657
Class R3	—		77	214	—	—	—	—	—	43	—
Class R6	5		6,700	—	—	59,689	—	—	—	—	4,174
Net Asset Value, offering and redemption price per share
Investor Class	$—		$—	$—	$25.81	$34.13	$—	$—	$—	$16.45	$20.60
Trust Class	—		—	—	15.98	59.52	—	—	—	10.96	23.02
Advisor Class	—		—	—	7.80	24.31	—	—	—	13.47	—
Institutional Class	11.11		16.01	12.45	25.86	56.64	6.65	10.62	11.50	16.50	11.09
Class R3	—		15.59	12.37	—	—	—	—	—	13.42	—
Class R6	11.11		16.02	—	—	56.65	—	—	—	—	11.20
Net Asset Value and redemption price per share
Class A	$11.09		$15.92	$12.40	$15.82	$—	$6.57	$10.61	$11.50	$10.82	$22.92
Offering Price per share
Class A‡	$11.77		$16.89	$13.16	$16.79	$—	$6.97	$11.26	$12.20	$11.48	$24.32
Net Asset Value and offering price per share
Class C^	$11.00		$15.36	$12.32	$7.41	$—	$6.29	$10.59	$11.27	$13.03	$22.45
*Cost of Investments:
Unaffiliated issuers	$18,822		$412,415	$1,444,909	$636,317	$4,749,811	$4,019	$2,984	$88,627	$1,011,081	$1,406,983
Affiliated issuers	—		—	—	—	952,945	—	—	—	—	—
Total cost of investments	$18,822		$412,415	$1,444,909	$636,317	$5,702,756	$4,019	$2,984	$88,627	$1,011,081	$1,406,983
Total cost of foreign currency	$—		$237	$—	$—	$—	$—	$3	$1,551	$—	$—
**Premium received from option contracts written	$—		$—	$1,184	$468	$—	$—	$—	$—	$1,306	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Z  Amount less than one thousand.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND	VALUE FUND
	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$230,969	$685,443	$1,350,763	$1,099,985	$89,242	$1,869,977	$685,847	$66,352	$2,346,196	$13,431
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
	230,969	685,443	1,350,763	1,099,985	89,242	1,869,977	685,847	66,352	2,346,196	13,431
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency*	—	—	—	—	—	—	—	—	—	—
Cash collateral segregated for option contracts (Note A)	—	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	930	153	2,493	919	64	3,234	254	17	3,846	25
Due from affiliate (Note B)	—	—	—	—	—	—	—	—	—	—
Receivable for securities sold	—	—	103,637	3,580	—	—	42,526	—	—	1,027
Receivable for Fund shares sold	85	2,296	69	639	22	73	1,968	3	1,263	42
Receivable from Management—net (Note B)	—	—	—	—	—	—	—	25	—	25
Prepaid expenses and other assets	51	48	106	87	35	60	62	38	108	13
Total Assets	232,035	687,940	1,457,068	1,105,210	89,363	1,873,344	730,657	66,435	2,351,413	14,563
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	—	—	—	—
Due to affiliate (Note B)	—	—	—	—	—	—	—	—	—	—
Payable for securities purchased	243	932	98,755	5,543	—	—	39,006	—	—	986
Payable for Fund shares redeemed	335	5,353	2,062	2,443	46	2,014	1,463	33	2,755	—
Payable to investment manager—net (Note B)	108	467	571	473	5	842	481	47	931	6
Payable to administrator—net (Note B)	14	37	360	226	34	299	85	—	536	—
Payable to trustees	6	6	6	6	6	6	6	6	6	6
Accrued capital gains tax	—	—	—	—	—	—	—	—	—	—
Accrued expenses and other payables	127	114	351	269	81	335	185	93	339	88
Total Liabilities	833	6,909	102,105	8,960	172	3,496	41,226	179	4,567	1,086
Net Assets	$231,202	$681,031	$1,354,963	$1,096,250	$89,191	$1,869,848	$689,431	$66,256	$2,346,846	$13,477
Net Assets consist of:
Paid-in capital	$238,209	$618,191	$1,238,971	$850,869	$82,191	$1,359,662	$540,158	$71,128	$1,758,512	$13,135
Undistributed net investment income (loss)	2,074	(113)	10,386	(1,654)	—	10,815	—	—	12,472	150
Distributions in excess of net investment income	—	—	—	—	—	—	—	(348)	—	—
Accumulated net realized gains (losses) on investments	(31,425)	7,129	(11,253)	31,895	(631)	47,386	60,100	(13,040)	58,925	(958)
Net unrealized appreciation (depreciation) in value of investments	22,344	55,824	116,859	215,140	7,631	451,985	89,173	8,516	516,937	1,150
Net Assets	$231,202	$681,031	$1,354,963	$1,096,250	$89,191	$1,869,848	$689,431	$66,256	$2,346,846	$13,477
Net Assets
Investor Class	$—	$—	$1,069,808	$415,141	$37,874	$—	$—	$44,005	$738,964	$—
Trust Class	7,838	—	77,642	66,728	10,264	—	212,364	4,441	270,579	—
Advisor Class	—	—	145,898	11,541	—	—	—	2,105	—	—
Institutional Class	211,711	611,327	56,207	307,604	22,702	1,757,195	259,053	9,364	745,488	9,096
Class A	4,626	44,524	3,216	76,947	13,255	73,042	118,776	3,482	131,566	3,836
Class C	3,241	25,180	2,123	10,898	3,714	39,611	29,268	1,794	53,533	545
Class R3	3,786	—	69	13,712	1,382	—	24,977	1,065	33,342	—
Class R6	—	—	—	193,679	—	—	44,993	—	373,374	—

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND	VALUE FUND
	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016	August 31, 2016
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	37,873	32,237	1,922	—	—	1,631	21,421	—
Trust Class	721	—	4,223	2,991	632	—	14,043	152	13,280	—
Advisor Class	—	—	10,632	509	—	—	—	112	—	—
Institutional Class	19,486	43,596	1,975	23,309	1,149	109,277	17,080	339	21,576	579
Class A	429	3,254	175	3,462	818	4,578	7,857	118	6,529	246
Class C	305	1,938	163	497	234	2,569	1,936	99	2,736	36
Class R3	354	—	5	606	85	—	1,655	57	1,674	—
Class R6	—	—	—	14,631	—	—	2,967	—	10,800	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$28.25	$12.88	$19.71	$—	$—	$26.97	$34.50	$—
Trust Class	10.88	—	18.38	22.31	16.24	—	15.12	29.25	20.37	—
Advisor Class	—	—	13.72	22.65	—	—	—	18.72	—	—
Institutional Class	10.86	14.02	28.47	13.20	19.75	16.08	15.17	27.66	34.55	15.72
Class R3	10.71	—	13.93	22.63	16.19	—	15.09	18.77	19.92	—
Class R6	—	—	—	13.24	—	—	15.16	—	34.57	—
Net Asset Value and redemption price per share
Class A	$10.80	$13.68	$18.36	$22.23	$16.21	$15.95	$15.12	$29.53	$20.15	$15.62
Offering Price per share
Class A‡	$11.46	$14.51	$19.48	$23.59	$17.20	$16.92	$16.04	$31.33	$21.38	$16.57
Net Asset Value and offering price per share
Class C^	$10.64	$12.99	$12.99	$21.92	$15.88	$15.42	$15.12	$18.05	$19.56	$15.33
*Cost of Investments:
Unaffiliated issuers	$208,595	$629,619	$1,233,904	$884,845	$81,611	$1,417,992	$596,674	$57,836	$1,829,194	$12,281
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$208,595	$629,619	$1,233,904	$884,845	$81,611	$1,417,992	$596,674	$57,836	$1,829,194	$12,281
Total cost of foreign currency	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
**Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND		GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Period from December 15, 2015 (Commencement of Operations) to August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016		For the Year Ended August 31, 2016	For the Year Ended August 31, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$367	$9,065	$67,137	$11,481	$96,596	$75	$82	$1,933		$17,931	$33,863
Dividend income—affiliated issuers (Note F)	—	—	—	—	39,430	—	—	—		—	—
Interest income—unaffiliated issuers	2	26	2,942	29	60	—	—	3		90	53
Income from investments in affiliated issuers (Note F)	—	—	—	—	161	—	—	—		—	—
Foreign taxes withheld (Note A)	(2)	(956)	(481)	(101)	(1,221)	(5)	(5)	(130)		(444)	(2,814)
Total income	$367	$8,135	$69,598	$11,409	$135,026	$70	$77	$1,806		$17,577	$31,102
Expenses:
Investment management fees (Note B)	59	4,025	8,628	3,801	67,934	29	23	1,021		5,908	10,741
Administration fees (Note B)	7	244	1,077	434	6,155	2	2	56		704	809
Administration fees (Note B):
Investor Class	—	—	—	1,234	3,493	—	—	—		1,989	226
Trust Class	—	—	—	273	6,016	—	—	—		292	176
Advisor Class	—	—	—	16	1,167	—	—	—		1	—
Institutional Class	9	263	1,065	13	3,066	3	2	81		61	933
Class A	1	35	513	8	—	1	1	5		45	192
Class C	1	10	705	5	—	1	—	—		5	26
Class R3	—	2	5	—	—	—	—	—		1	—
Class R6	—	18	—	—	599	—	—	—		—	8
Distribution fees (Note B):
Trust Class	—	—	—	80	—	—	—	—		86	—
Advisor Class	—	—	—	12	858	—	—	—		1	—
Institutional Class	—	—	—	—	—	—	—	—		—	—
Class A	1	43	641	9	—	1	2	6		56	240
Class C	4	52	3,527	26	—	2	2	1		24	133
Class R3	—	5	14	—	—	—	—	—		3	—
Class R6	—	—	—	—	—	—	—	—		—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	435	1,127	—	—	—		861	140
Trust Class	—	—	—	—	—	—	—	—		—	11
Advisor Class	—	—	—	—	102	—	—	—		—	—
Institutional Class	2	117	—	—	—	—	—	40		—	—
Class A	2	11	34	1	—	1	—	2		1	14
Class C	2	—	12	1	—	—	—	—		—	3
Class R3	—	1	1	—	—	—	—	—		—	—
Class R6	2	—	—	—	—	—	—	—		—	—
Organization expense (Note A)	65	—	—	—	—	—	—	—		—	—
Audit fees	23	60	65	60	72	57	41	57		63	59
Custodian and accounting fees	29	614	378	202	1,395	52	39	129		277	474
Insurance expense	—	19	92	30	438	—	—	5		52	49
Legal fees	45	91	92	88	96	87	86	113		130	88
Registration and filing fees	36	87	104	93	278	45	62	52		109	145
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	86	—	—	—		—	33
Shareholder reports	15	23	191	50	956	2	1	5		122	97
Trustees' fees and expenses	31	47	50	48	68	47	47	47		49	49
Interest expense	—	1	56	—	14	—	—	10	(Note E)	2	5
Miscellaneous	3	77	112	50	587	13	12	19		79	122
Total expenses	337	5,845	17,362	6,969	94,507	343	320	1,649		10,921	14,773

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Period from December 15, 2015 (Commencement of Operations) to August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016
Expenses reimbursed by Management (Note B)	(250)	(725)	—	(3)	—	(294)	(287)	(237)	—	(12)
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	(2,428)
Total net expenses	87	5,120	17,362	6,966	94,507	49	33	1,412	10,921	12,333
Net investment income (loss)	$280	$3,015	$52,236	$4,443	$40,519	$21	$44	$394	$6,656	$18,769
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(120)	(31,762)	61,950	76,930	787,469	37	10	(11,747)*	204,284	14,298
Sales of investment securities of affiliated issuers	—	—	—	—	168,072	—	—	—	—	—
Foreign currency	—	(763)	(214)	—	(17)	—	—	(32)	(58)	(352)
Option contracts written	—	—	1,835	49	—	—	—	—	445	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,789	92,347 **	87,842	(37,040)	(20,341)	161	383	25,026	(120,183)	29,697
Affiliated investment securities	—	—	—	—	153,711	—	—	—	—	—
Foreign currency	—	67	11	—	—	—	—	(2)	(13)	21
Option contracts written	—	—	293	164	—	—	—	—	381	—
Net gain (loss) on investments	1,669	59,889	151,717	40,103	1,088,894	198	393	13,245	84,856	43,664
Net increase (decrease) in net assets resulting from operations	$1,949	$62,904	$203,953	$44,546	$1,129,413	$219	$437	$13,639	$91,512	$62,433

*  Reversal of capital gains tax $43,359.

**  Change in accrued foreign capital gains tax amounted to $(282,181).

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND	VALUE FUND
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,171	$3,360	$27,245	$6,863	$1,909	$36,134	$17,640	$265	$36,373	$295
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest income—unaffiliated issuers	5	42	130	158	6	37	28	7	53	—
Income from investments in affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Foreign taxes withheld (Note A)	(536)	(3)	—	—	(1)	(97)	(54)	—	(659)	—
Total income	$5,640	$3,399	$27,375	$7,021	$1,914	$36,074	$17,614	$272	$35,767	$295
Expenses:
Investment management fees (Note B)	1,287	4,466	6,494	5,776	521	10,844	5,944	606	10,529	77
Administration fees (Note B)	140	328	782	687	57	1,244	446	43	1,345	8
Administration fees (Note B):
Investor Class	—	—	2,007	813	77	—	—	86	1,472	—
Trust Class	29	—	299	265	36	—	778	15	987	—
Advisor Class	—	—	496	37	—	—	—	8	—	—
Institutional Class	193	426	55	350	24	1,748	271	13	641	8
Class A	9	94	6	177	27	174	250	8	269	9
Class C	7	51	4	21	7	86	59	4	104	1
Class R3	7	—	—	27	3	—	46	2	63	—
Class R6	—	—	—	29	—	—	7	—	57	—
Distribution fees (Note B):
Trust Class	9	—	88	—	11	—	229	5	290	—
Advisor Class	—	—	365	28	—	—	—	6	—	—
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	11	118	8	221	34	218	312	9	336	11
Class C	34	258	21	103	36	429	294	20	518	5
Class R3	18	—	—	67	6	—	116	6	158	—
Class R6	—	—	—	—	—	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	772	454	38	—	—	89	570	—
Trust Class	9	—	3	1	4	—	36	2	10	—
Advisor Class	—	—	4	2	—	—	—	1	—	—
Institutional Class	—	1	—	5	—	742	3	1	7	—
Class A	1	24	—	15	5	31	18	2	17	3
Class C	—	3	—	4	1	9	5	—	4	—
Class R3	1	—	—	5	1	—	5	1	3	—
Class R6	—	—	—	2	—	—	1	—	—	—
Organization expense (Note A)	—	—	—	—	—	—	—	—	—	—
Audit fees	70	28	60	28	28	28	56	28	28	52
Custodian and accounting fees	168	150	288	279	84	336	219	91	410	35
Insurance expense	10	18	58	43	4	89	35	3	89	1
Legal fees	111	109	89	88	87	89	88	89	92	88
Registration and filing fees	101	92	127	137	89	60	121	101	145	43
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	82	—	—	—	—	—	—
Shareholder reports	13	106	88	143	21	90	86	21	246	4
Trustees' fees and expenses	47	48	49	49	47	51	48	47	51	47
Interest expense	—	—	7	—	2	38	8	—	1	1	(Note E)
Miscellaneous	49	34	88	76	10	133	51	10	141	4
Total expenses	2,324	6,354	12,258	10,014	1,260	16,439	9,532	1,317	18,583	397

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND	VALUE FUND
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2016
Expenses reimbursed by Management (Note B)	(112)	(438)	(7)	(4)	(57)	—	(1,881)	(463)	—	(275)
Investment management fees waived (Note B)	—	—	—	—	(141)	—	—	—	—	—
Total net expenses	2,212	5,916	12,251	10,010	1,062	16,439	7,651	854	18,583	122
Net investment income (loss)	$3,428	$(2,517)	$15,124	$(2,989)	$852	$19,635	$9,963	$(582)	$17,184	$173
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,816	13,888	2,357	46,790	(701)	71,256	90,375	(12,590)	91,687	(848)
Sales of investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency	(45)	(1)	—	—	—	—	—	—	(9)	—
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	1,007	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,255	18,804	137,870	(68,458)	4,256	69,607	48,034	8,835	119,713	1,907
Affiliated investment securities	—	—	—	—	—	—	—	—	—	—
Foreign currency	5	—	—	—	—	—	—	—	(18)	—
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain (loss) on investments	5,031	32,691	140,227	(20,661)	3,555	140,863	138,409	(3,755)	211,373	1,059
Net increase (decrease) in net assets resulting from operations	$8,459	$30,174	$155,351	$(23,650)	$4,407	$160,498	$148,372	$(4,337)	$228,557	$1,232

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Period from December 15, 2015 (Commencement of Operations) to August 31, 2016	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$280	$3,015	$3,913	$52,236	$57,892	$4,443	$6,120	$40,519	$45,377
Net realized gain (loss) on investments (Note A)	(120)	(32,525)	(13,466)	63,571	86,350	76,979	30,551	955,524	1,347,628
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	1,789	92,414	(110,755)	88,146	(252,324)	(36,876)	(31,019)	133,370	(1,140,993)
Net increase (decrease) in net assets resulting from operations	1,949	62,904	(120,308)	203,953	(108,082)	44,546	5,652	1,129,413	252,012
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	(4,272)	(3,689)	(7,480)	(7,717)
Trust Class	—	—	—	—	—	(798)	(975)	(1,035)	(1,507)
Advisor Class	—	—	—	—	—	(115)	(81)	(419)	(694)
Institutional Class	—	(1,980)	(4,661)	(33,197)	(38,126)	(221)	(76)	(13,363)	(14,769)
Class A	—	(70)	(148)	(6,196)	(6,984)	(45)	(30)	—	—
Class C	—	—	(18)	(5,844)	(5,457)	(53)	(15)	—	—
Class R3	—	(2)	(4)	(65)	(66)	—	—	—	—
Class R6	—	(673)	(901)	—	—	—	—	(13,260)	(10,902)
Net realized gain on investments:
Investor Class	—	—	—	—	—	(27,199)	(97,070)	(261,273)	(276,734)
Trust Class	—	—	—	—	—	(5,819)	(26,590)	(167,895)	(207,811)
Advisor Class	—	—	—	—	—	(710)	(2,190)	(69,131)	(82,457)
Institutional Class	—	—	—	(44,180)	(72,214)	(1,116)	(1,506)	(345,517)	(386,062)
Class A	—	—	—	(9,346)	(16,802)	(307)	(845)	—	—
Class C	—	—	—	(13,040)	(19,379)	(399)	(532)	—	—
Class R3	—	—	—	(112)	(166)	—	—	—	—
Class R6	—	—	—	—	—	—	—	(281,756)	(224,407)
Total distributions to shareholders	—	(2,725)	(5,732)	(111,980)	(159,194)	(41,054)	(133,599)	(1,161,129)	(1,213,060)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	5,207	8,055	166,774	208,626
Trust Class	—	—	—	—	—	1,694	18,496	131,035	169,016
Advisor Class	—	—	—	—	—	637	1,767	50,785	95,330
Institutional Class	20,184	113,068	87,329	179,243	381,003	2,431	24,211	868,352	679,324
Class A	716	15,370	7,072	30,839	59,143	463	5,983	—	—
Class C	601	567	2,549	25,033	53,763	522	2,437	—	—
Class R3	—	476	669	566	1,504	—	—	—	—
Class R6	1,000	11,499	27,239	—	—	—	—	656,719	681,153

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Period from December 15, 2015 (Commencement of Operations) to August 31, 2016	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	28,301	90,410	259,291	276,966
Trust Class	—	—	—	—	—	6,580	27,462	164,812	204,115
Advisor Class	—	—	—	—	—	825	2,257	64,441	67,182
Institutional Class	—	1,168	2,815	64,068	88,651	505	1,390	330,269	370,058
Class A	—	49	100	13,328	20,683	340	791	—	—
Class C	—	—	5	13,078	16,915	358	468	—	—
Class R3	—	1	2	120	153	—	—	—	—
Class R6	—	673	901	—	—	—	—	295,016	235,309
Payments for shares redeemed:
Investor Class	—	—	—	—	—	(54,961)	(61,339)	(618,036)	(655,995)
Trust Class	—	—	—	—	—	(28,349)	(52,974)	(555,220)	(1,146,512)
Advisor Class	—	—	—	—	—	(3,048)	(2,734)	(267,459)	(234,491)
Institutional Class	(1,547)	(145,964)	(199,441)	(668,925)	(424,474)	(23,239)	(4,552)	(1,402,884)	(2,116,517)
Class A	(562)	(8,099)	(9,601)	(104,754)	(214,296)	(1,796)	(5,617)	—	—
Class C	(667)	(2,251)	(1,616)	(113,279)	(82,624)	(1,284)	(830)	—	—
Class R3	—	(183)	(351)	(1,912)	(862)	—	—	—	—
Class R6	(1,057)	(6,354)	(1,867)	—	—	—	—	(429,375)	(634,879)
Net increase (decrease) from Fund share transactions	18,668	(19,980)	(84,195)	(562,595)	(100,441)	(64,814)	55,681	(285,480)	(1,801,315)
Net Increase (Decrease) in Net Assets	20,617	40,199	(210,235)	(470,622)	(367,717)	(61,322)	(72,266)	(317,196)	(2,762,363)
Net Assets:
Beginning of year	—	415,981	626,216	2,126,886	2,494,603	774,699	846,965	10,961,444	13,723,807
End of year	$20,617	$456,180	$415,981	$1,656,264	$2,126,886	$713,377	$774,699	$10,644,248	$10,961,444
Undistributed net investment income (loss) at end of year	$284	$1,800	$2,273	$5,133	$—	$2,377	$3,830	$22,874	$19,793
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$(1,857)	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$21	$24	$44	$21	$394	$894	$6,656	$9,462	$18,769	$12,376
Net realized gain (loss) on investments (Note A)	37	3,139	10	—	(11,779)	18,813	204,671	109,228	13,946	43,979
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	161	(4,661)	383	(198)	25,024	(26,428)	(119,815)	(155,129)	29,718	(108,755)
Net increase (decrease) in net assets resulting from operations	219	(1,498)	437	(177)	13,639	(6,721)	91,512	(36,439)	62,433	(52,400)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(7,114)	(8,219)	(510)	(885)
Trust Class	—	—	—	—	—	—	(694)	(1,086)	(126)	(220)
Advisor Class	—	—	—	—	—	—	(0)	(1)	—	—
Institutional Class	(6)	(226)	(44)	(19)	(857)	(634)	(699)	(1,123)	(12,200)	(15,333)
Class A	—	(24)	(12)	(5)	(6)	(21)	(63)	(735)	(269)	(133)
Class C	—	(7)	(3)	(1)	—	—	—	—	—	(6)
Class R3	—	—	—	—	—	—	(2)	(4)	—	—
Class R6	—	—	—	—	—	—	—	—	(499)	(387)
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(109,463)	(147,601)	—	—
Trust Class	—	—	—	—	—	—	(14,321)	(22,148)	—	—
Advisor Class	—	—	—	—	—	—	(37)	(53)	—	—
Institutional Class	—	(1,193)	(0)	—	(11,719)	(4,747)	(8,681)	(16,294)	—	—
Class A	—	(130)	(0)	—	(270)	(165)	(1,333)	(13,689)	—	—
Class C	—	(41)	(0)	—	(17)	(7)	(316)	(454)	—	—
Class R3	—	—	—	—	—	—	(68)	(110)	—	—
Class R6	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(6)	(1,621)	(59)	(25)	(12,869)	(5,574)	(142,791)	(211,517)	(13,604)	(16,964)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	9,981	18,391	8,007	12,561
Trust Class	—	—	—	—	—	—	4,128	9,083	7,668	8,341
Advisor Class	—	—	—	—	—	—	149	43	—	—
Institutional Class	615	105	1	2,003	47,239	121,023	12,277	25,421	490,552	231,021
Class A	202	183	4	660	8,257	7,076	4,814	28,946	50,530	83,310
Class C	19	129	16	250	—	61	631	566	7,343	7,899
Class R3	—	—	—	—	—	—	127	348	—	—
Class R6	—	—	—	—	—	—	—	—	18,266	19,021

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	109,903	147,253	491	848
Trust Class	—	—	—	—	—	—	14,782	22,602	122	210
Advisor Class	—	—	—	—	—	—	34	45	—	—
Institutional Class	6	1,419	12	8	4,363	1,518	8,851	15,531	10,984	14,223
Class A	—	152	8	4	273	186	1,331	14,308	163	123
Class C	—	48	—	—	16	7	212	290	—	4
Class R3	—	—	—	—	—	—	45	73	—	—
Class R6	—	—	—	—	—	—	—	—	498	387
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(124,444)	(110,151)	(26,294)	(14,441)
Trust Class	—	—	—	—	—	—	(43,451)	(38,509)	(16,752)	(18,488)
Advisor Class	—	—	—	—	—	—	(232)	(101)	—	—
Institutional Class	(367)	(34,371)	(12)	—	(62,736)	(79,281)	(50,412)	(57,871)	(240,561)	(193,534)
Class A	(135)	(138)	(18)	—	(10,239)	(4,668)	(79,367)	(20,575)	(40,438)	(12,714)
Class C	(103)	(52)	—	—	(31)	(9)	(714)	(792)	(4,269)	(2,101)
Class R3	—	—	—	—	—	—	(85)	(474)	—	—
Class R6	—	—	—	—	—	—	—	—	(6,388)	(6,445)
Net increase (decrease) from Fund share transactions	237	(32,525)	11	2,925	(12,858)	45,913	(131,440)	54,427	259,922	130,225
Net Increase (Decrease) in Net Assets	450	(35,644)	389	2,723	(12,088)	33,618	(182,719)	(193,529)	308,751	60,861
Net Assets:
Beginning of year	3,840	39,484	2,723	—	107,577	73,959	1,315,351	1,508,880	1,194,384	1,133,523
End of year	$4,290	$3,840	$3,112	$2,723	$95,489	$107,577	$1,132,632	$1,315,351	$1,503,135	$1,194,384
Undistributed net investment income (loss) at end of year	$21	$—	$1	$—	$336	$837	$2,687	$5,845	$13,044	$7,983
Distributions in excess of net investment income at end of year	$—	$(2)	$—	$(2)	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND		INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$3,428	$2,721	$(2,517)	$(1,811)	$15,124	$16,708	$(2,989)	$(5,096)	$852	$352
Net realized gain (loss) on investments (Note A)	3,771	7,567	13,887	26,680	2,357	158,090	46,790	97,490	(701)	12,634
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	1,007	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	1,260	(20,315)	18,804	(31,465)	137,870	(285,678)	(68,458)	13,126	4,256	(15,395)
Net increase (decrease) in net assets resulting from operations	8,459	(10,027)	30,174	(4,596)	155,351	(110,880)	(23,650)	105,520	4,407	(2,409)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(11,530)	(10,234)	—	—	(190)	(385)
Trust Class	(91)	(131)	—	—	(1,539)	(1,405)	—	—	(59)	(112)
Advisor Class	—	—	—	—	(2,955)	(2,553)	—	—	—	—
Institutional Class	(2,723)	(3,070)	—	—	(711)	(1,391)	—	—	(235)	(259)
Class A	(35)	(92)	—	—	(53)	(28)	—	—	(82)	(48)
Class C	(7)	(14)	—	—	(27)	(29)	—	—	(13)	(6)
Class R3	(22)	(27)	—	—	(1)	(1)	—	—	(7)	(2)
Class R6	—	—	—	—	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	(76,307)	(141,939)	(33,896)	(49,241)	(4,071)	(3,860)
Trust Class	—	—	—	—	(11,016)	(21,949)	(4,306)	(5,201)	(1,358)	(1,421)
Advisor Class	—	—	—	—	(21,422)	(41,088)	(570)	(701)	—	—
Institutional Class	—	—	(20,020)	(14,661)	(4,239)	(16,389)	(34,461)	(45,198)	(3,332)	(2,170)
Class A	—	—	(2,291)	(923)	(367)	(433)	(5,057)	(7,034)	(1,707)	(544)
Class C	—	—	(1,408)	(765)	(334)	(675)	(525)	(470)	(474)	(214)
Class R3	—	—	—	—	(10)	(26)	(647)	(602)	(174)	(40)
Class R6	—	—	—	—	—	—	(11,059)	(3,588)	—	—
Total distributions to shareholders	(2,878)	(3,334)	(23,719)	(16,349)	(130,511)	(238,140)	(90,521)	(112,035)	(11,702)	(9,061)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	15,530	16,941	30,726	15,922	2,183	4,599
Trust Class	703	435	—	—	4,646	6,232	13,829	29,016	434	1,581
Advisor Class	—	—	—	—	11,413	12,640	4,806	5,341	—	—
Institutional Class	15,103	34,971	334,188	213,263	7,155	15,926	135,219	108,137	7,328	25,010
Class A	2,006	1,652	30,062	40,847	1,185	5,905	34,869	30,607	4,006	12,692
Class C	121	640	6,203	16,290	776	1,014	5,176	3,088	1,122	2,123
Class R3	1,396	2,161	—	—	3	85	6,637	8,331	604	992
Class R6	—	—	—	—	—	—	135,445	70,359	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND		INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	84,421	144,740	31,963	46,576	4,057	4,040
Trust Class	88	127	—	—	12,472	23,101	4,301	5,194	1,391	1,451
Advisor Class	—	—	—	—	23,911	42,453	461	638	—	—
Institutional Class	2,673	3,011	17,259	11,950	4,727	17,318	34,137	45,062	3,513	2,366
Class A	31	84	2,112	869	402	430	4,971	6,930	1,394	576
Class C	2	3	1,094	504	246	438	500	448	254	55
Class R3	20	25	—	—	8	10	591	551	171	42
Class R6	—	—	—	—	—	—	10,862	3,408	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(112,554)	(120,876)	(46,371)	(34,928)	(8,233)	(5,217)
Trust Class	(3,237)	(2,752)	—	—	(43,086)	(30,149)	(36,422)	(13,956)	(2,571)	(3,866)
Advisor Class	—	—	—	—	(43,929)	(51,994)	(3,648)	(6,069)	—	—
Institutional Class	(27,684)	(20,857)	(168,231)	(39,704)	(42,832)	(65,347)	(237,894)	(108,212)	(19,558)	(7,888)
Class A	(1,364)	(7,197)	(31,554)	(8,740)	(1,221)	(5,449)	(53,600)	(37,969)	(5,823)	(2,444)
Class C	(657)	(1,340)	(7,010)	(2,095)	(1,365)	(826)	(2,505)	(1,213)	(842)	(175)
Class R3	(1,127)	(754)	—	—	(13)	(119)	(5,380)	(4,615)	(449)	(120)
Class R6	—	—	—	—	—	—	(33,454)	(6,463)	—	—
Net increase (decrease) from Fund share transactions	(11,926)	10,209	184,123	233,184	(78,105)	12,473	35,219	166,183	(11,019)	35,817
Net Increase (Decrease) in Net Assets	(6,345)	(3,152)	190,578	212,239	(53,265)	(336,547)	(78,952)	159,668	(18,314)	24,347
Net Assets:
Beginning of year	237,547	240,699	490,453	278,214	1,408,228	1,744,775	1,175,202	1,015,534	107,505	83,158
End of year	$231,202	$237,547	$681,031	$490,453	$1,354,963	$1,408,228	$1,096,250	$1,175,202	$89,191	$107,505
Undistributed net investment income (loss) at end of year	$2,074	$1,580	$(113)	$(127)	$10,386	$14,004	$(1,654)	$(3,669)	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND		VALUE FUND
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$19,635	$20,872	$9,963	$12,607	$(582)	$(821)	$17,184	$18,670	$173	$268
Net realized gain (loss) on investments (Note A)	71,256	69,925	90,375	80,044	(12,590)	13,201	91,678	181,229	(848)	430
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	69,607	(130,767)	48,034	(99,105)	8,835	(6,370)	119,695	(184,865)	1,907	(2,389)
Net increase (decrease) in net assets resulting from operations	160,498	(39,970)	148,372	(6,454)	(4,337)	6,010	228,557	15,034	1,232	(1,691)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(4,849)	(5,556)	—	—
Trust Class	—	—	(3,347)	(3,770)	—	—	(3,097)	(3,953)	—	—
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	(19,825)	(23,005)	(5,052)	(6,372)	—	—	(6,167)	(6,267)	(141)	(130)
Class A	(486)	(682)	(1,575)	(1,812)	—	—	(1,475)	(1,493)	(53)	(49)
Class C	(26)	(62)	(146)	(107)	—	—	(188)	(271)	(3)	(0)
Class R3	—	—	(232)	(216)	—	—	(265)	(272)	—	—
Class R6	—	—	(569)	(451)	—	—	(2,260)	(2,421)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	(2,547)	—	(40,560)	(78,302)	—	—
Trust Class	—	—	(17,429)	(15,179)	(255)	—	(26,827)	(58,788)	—	—
Advisor Class	—	—	—	—	(199)	—	—	—	—	—
Institutional Class	(56,652)	(80,461)	(24,580)	(21,811)	(998)	—	(39,602)	(69,181)	(126)	(748)
Class A	(2,628)	(4,187)	(9,296)	(8,468)	(225)	—	(12,413)	(21,497)	(69)	(433)
Class C	(1,252)	(1,736)	(2,189)	(2,008)	(188)	—	(4,776)	(7,205)	(7)	(32)
Class R3	—	—	(1,705)	(1,276)	(105)	—	(2,843)	(4,908)	—	—
Class R6	—	—	(2,354)	(1,405)	—	—	(13,351)	(24,850)	—	—
Total distributions to shareholders	(80,869)	(110,133)	(68,474)	(62,875)	(4,517)	—	(158,673)	(284,964)	(399)	(1,392)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	968	1,497	75,553	69,572	—	—
Trust Class	—	—	22,476	52,339	312	406	35,105	54,071	—	—
Advisor Class	—	—	—	—	467	830	—	—	—	—
Institutional Class	93,383	210,581	87,082	123,794	2,475	6,147	212,232	206,662	2,513	8,079
Class A	13,768	36,459	37,989	63,436	1,084	3,145	27,754	47,761	406	3,543
Class C	5,123	15,280	2,210	5,220	451	786	9,208	16,166	126	213
Class R3	—	—	8,186	12,721	1,026	791	9,985	8,582	—	—
Class R6	—	—	17,098	11,285	—	—	167,892	67,738	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND		VALUE FUND
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	2,498	—	43,969	80,661	—	—
Trust Class	—	—	20,576	18,790	249	—	29,722	62,288	—	—
Advisor Class	—	—	—	—	196	—	—	—	—	—
Institutional Class	12,661	14,388	23,584	22,144	680	—	41,836	68,496	267	878
Class A	2,761	4,327	10,136	9,562	222	—	12,834	21,325	105	435
Class C	1,106	1,493	1,968	1,794	170	—	4,114	6,180	10	31
Class R3	—	—	1,808	1,371	84	—	3,009	5,038	—	—
Class R6	—	—	2,922	1,856	—	—	15,611	27,271	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(4,410)	(6,649)	(167,651)	(133,905)	—	—
Trust Class	—	—	(105,898)	(114,518)	(925)	(971)	(110,618)	(158,470)	—	—
Advisor Class	—	—	—	—	(962)	(1,773)	—	—	—	—
Institutional Class	(615,578)	(459,676)	(220,377)	(243,059)	(11,757)	(5,784)	(251,018)	(194,272)	(7,301)	(6,637)
Class A	(48,887)	(74,313)	(80,084)	(95,912)	(2,448)	(2,692)	(48,836)	(39,136)	(4,190)	(3,554)
Class C	(14,416)	(18,122)	(7,907)	(14,886)	(756)	(407)	(11,809)	(6,487)	(161)	(195)
Class R3	—	—	(9,775)	(13,178)	(925)	(262)	(9,928)	(10,264)	—	—
Class R6	—	—	(8,819)	(6,947)	—	—	(49,013)	(128,504)	—	—
Net increase (decrease) from Fund share transactions	(550,079)	(269,583)	(196,825)	(164,188)	(11,301)	(4,936)	39,951	70,773	(8,225)	2,793
Net Increase (Decrease) in Net Assets	(470,450)	(419,686)	(116,927)	(233,517)	(20,155)	1,074	109,835	(199,157)	(7,392)	(290)
Net Assets:
Beginning of year	2,340,298	2,759,984	806,358	1,039,875	86,411	85,337	2,237,011	2,436,168	20,869	21,159
End of year	$1,869,848	$2,340,298	$689,431	$806,358	$66,256	$86,411	$2,346,846	$2,237,011	$13,477	$20,869
Undistributed net investment income (loss) at end of year	$10,815	$12,040	$—	$—	$—	$—	$12,472	$13,587	$150	$203
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$(348)	$—	$—	$—	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Global Real Estate, Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Multi-Cap Opportunities became diversified in December 2012). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, ten offer Class R3 shares and seven offer Class R6 shares. Global Real Estate had no operations until December 30, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. Dividend Growth had no operations until December 15, 2015, other than matters relating to its organization and registration of shares under the 1933 Act. The Neuberger Berman Equity Funds' Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds, preferred stocks, exchange traded options purchased and options written, convertible preferred stocks and rights, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions (generally Level 2 inputs).

Other Level 2 inputs used by independent pricing services to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of participatory notes is determined by Management by obtaining valuations from independent pricing services based on the underlying equity security and applicable exchange rate (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m., Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2016 were $60,346, $11,419, $6,817, $49,161, $98,383, $3,325, $4,029, $95,071, $11,048 and $271, for Focus, Guardian, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, Socially Responsive and Value, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Dividend Growth, to continue to, and the intention of Dividend Growth to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2016, the Funds did not have any unrecognized tax positions.

At August 31, 2016, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dividend Growth	$18,845	$2,040	$274	$1,766
Emerging Markets Equity	414,062	76,509	27,965	48,544
Equity Income	1,444,757	231,498	22,007	209,491
Focus	636,839	90,944	13,819	77,125
Genesis	5,717,764	5,054,640	127,188	4,927,452
Global Equity	4,042	525	269	256
Global Real Estate	3,030	228	89	139
Greater China Equity	91,506	6,301	3,776	2,525
Guardian	1,011,417	136,341	18,172	118,169
International Equity	1,408,660	194,548	101,702	92,846
International Select	208,950	38,925	16,906	22,019
Intrinsic Value	630,517	100,311	45,385	54,926
Large Cap Value	1,262,987	104,917	17,141	87,776
Mid Cap Growth	884,901	229,289	14,205	215,084
Mid Cap Intrinsic Value	81,438	13,561	5,757	7,804
Multi-Cap Opportunities	1,418,761	479,703	28,487	451,216
Real Estate	597,607	90,546	2,306	88,240
Small Cap Growth	58,092	9,337	1,077	8,260
Socially Responsive	1,831,509	566,939	52,252	514,687
Value	12,828	801	198	603

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains, distributions re-designated, partnership adjustments, net operating losses, adjustments related to real estate investment trusts ("REITs") and other underlying investments, non-taxable adjustments to income, non-REIT income and basis adjustments, non-taxable distributions from underlying investments, foreign currency gains and losses, gains and losses from passive foreign investment companies (PFICs), non-deductible stock issuance fees and deemed distributions on shareholder redemptions. For the year ended August 31, 2016, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Dividend Growth	$(4,083)	$4,084	$(1)
Emerging Markets Equity	—	(763,093)	763,093
Equity Income	12,974,543	55,916	(13,030,459)
Focus	5,679,932	(392,178)	(5,287,754)

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Genesis	$192,264,680	$(1,881,049)	$(190,383,631)
Global Equity	2,024	7,860	(9,884)
Global Real Estate	—	17,688	(17,688)
Greater China Equity	—	(31,565)	31,565
Guardian	24,985,500	(1,242,017)	(23,743,483)
International Equity	—	(104,419)	104,419
International Select	—	(55,922)	55,922
Intrinsic Value	3,216,571	2,531,470	(5,748,041)
Large Cap Value	7,298,700	(1,926,037)	(5,372,663)
Mid Cap Growth	(5,235,945)	5,003,550	232,395
Mid Cap Intrinsic Value	(5,686)	(266,569)	272,255
Multi-Cap Opportunities	11,966,679	(522,469)	(11,444,210)
Real Estate	17,137,140	958,260	(18,095,400)
Small Cap Growth	(242,076)	233,600	8,476
Socially Responsive	16,828,429	1,614	(16,830,043)
Value	—	(28,557)	28,557

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

	Distributions Paid From:
	Ordinary Income				Long-Term Capital Gain				Return of Capital				Total
	2016		2015		2016		2015		2016		2015		2016		2015
Dividend Growth	$—	(2)	$—		$—	(2)	$—		$—	(2)	$—		$—	(2)	$—
Emerging Markets Equity	2,725,387		5,731,674		—		—		—		—		2,725,387		5,731,674
Equity Income	45,301,642		65,720,431		66,678,398		93,473,349		—		—		111,980,040		159,193,780
Focus	5,504,703		19,619,019		35,550,318		113,979,974		—		—		41,055,021		133,598,993
Genesis	35,557,259		35,589,396		1,125,571,976		1,177,470,479		—		—		1,161,129,235		1,213,059,875
Global Equity	6,357		827,724		—		793,061		—		—		6,357		1,620,785
Global Real Estate	58,229		24,956	(1)	341		—	(1)	—		—	(1)	58,570		24,956	(1)
Greater China Equity	12,868,372		4,726,685		—		847,483		—		—		12,868,372		5,574,168
Guardian	8,572,126		18,290,813		134,218,623		193,226,409		—		—		142,790,749		211,517,222
International Equity	13,604,543		16,964,183		—		—		—		—		13,604,543		16,964,183
International Select	2,878,253		3,333,956		—		—		—		—		2,878,253		3,333,956
Intrinsic Value	733,120		3,457,299		22,985,868		12,891,705		—		—		23,718,988		16,349,004
Large Cap Value	16,816,512		106,665,862		113,694,976		131,474,524		—		—		130,511,488		238,140,386
Mid Cap Growth	—		—		90,521,333		112,035,066		—		—		90,521,333		112,035,066
Mid Cap Intrinsic Value	1,384,820		1,552,865		10,316,948		7,508,109		—		—		11,701,768		9,060,974
Multi-Cap Opportunities	20,337,175		23,749,224		60,531,847		86,383,844		—		—		80,869,022		110,133,068

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2016	2015	2016	2015	2016	2015	2016	2015
Real Estate	$15,994,363	$14,563,346	$52,479,919	$48,311,493	$—	$—	$68,474,282	$62,874,839
Small Cap Growth	2,335,252	—	2,181,399	—	—	—	4,516,651	—
Socially Responsive	20,668,806	29,152,122	138,003,445	255,811,829	—	—	158,672,251	284,963,951
Value	197,220	1,232,049	202,164	160,048	—	—	399,384	1,392,097

(1)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(2)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

As of August 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$283,700	$—	$1,765,940	$(96,571)	$—	$1,953,069
Emerging Markets Equity	1,834,507	—	48,258,964	(68,762,310)	(33,992)	(18,702,831)
Equity Income	5,411,525	53,826,960	209,146,953	—	(279,051)	268,106,387
Focus	2,376,522	57,022,350	77,288,343	—	—	136,687,215
Genesis	22,874,327	586,313,834	4,927,451,623	—	—	5,536,639,784
Global Equity	20,514	29,423	255,145	—	—	305,082
Global Real Estate	45,376	—	139,800	(5,890)	(2,302)	176,984
Greater China Equity	359,675	—	2,522,238	(10,913,881)	(23,423)	(8,055,391)
Guardian	2,687,160	117,059,267	118,507,323	—	—	238,253,750
International Equity	13,045,359	—	92,680,280	(217,670,127)	(1,654)	(111,946,142)
International Select	2,104,443	—	21,989,610	(31,070,807)	(30,672)	(7,007,426)
Intrinsic Value	2,019,395	6,007,702	54,926,148	—	(113,480)	62,839,765
Large Cap Value	10,385,792	17,829,807	87,776,081	—	—	115,991,680
Mid Cap Growth	—	31,951,364	215,084,622	(1,654,483)	—	245,381,503
Mid Cap Intrinsic Value	—	—	7,803,587	(803,937)	—	6,999,650
Multi-Cap Opportunities	10,815,330	48,155,675	451,216,054	—	—	510,187,059
Real Estate	7,176,688	53,855,942	88,239,635	—	—	149,272,265
Small Cap Growth	—	—	8,260,114	(13,131,953)	—	(4,871,839)
Socially Responsive	12,471,429	61,240,444	514,621,883	—	—	588,333,756
Value	150,027	—	602,503	(411,111)	—	341,419

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, capital loss carryforwards, post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses and tax adjustments related to REITs, PFICs, partnerships and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2016, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2017	2018
International Equity(1)	$139,527,206	$78,142,921
International Select	—	31,070,807
	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Dividend Growth	$—	$96,571
Emerging Markets Equity	37,231,297	31,531,013
Global Real Estate	2,641	3,249
Greater China Equity	1,574,848	9,339,033
Small Cap Growth	—	12,783,851
Value	—	411,111

(1)  The capital loss carryforwards shown above for International Equity includes $105,823,041 expiring in 2017, which was acquired on January 25, 2013 in the merger with Neuberger Berman International Fund. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2016, International Equity and International Select utilized capital loss carryforwards of $15,255,423, and $4,066,435, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2016, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Mid Cap Growth	$1,654,483	$—	$—
Mid Cap Intrinsic Value	—	—	803,937
Small Cap Growth	348,102	—	—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for certain securities of issuers domiciled in India. At August 31, 2016, Emerging Markets Equity had accrued capital gains taxes of $282,181, which is reflected in the Statements of Assets and Liabilities.

Effective November 17, 2014 ("Effective Date"), a change in the capital gains tax provision for Greater China Equity arose due to changes in the tax rules in the People's Republic of China ("PRC"). Capital gains derived from the trading of PRC equity investments after the Effective Date are temporarily exempt from PRC withholding tax.

Prior to the Effective Date, Greater China Equity had accrued deferred capital gains tax on unrealized gains on participatory notes. During the year ended August 31, 2015, $316,202 of capital gains tax provisions from prior periods were reversed and are included as part of the change in net unrealized appreciation (depreciation) of investments in the Statements of Changes in Net Assets. During the year ended August 31, 2016, $43,359 of capital gains taxes on gains previously realized were reversed and are included as part of net realized gain (loss) on sales of investment securities of unaffiliated issuers in the Statements of Operations. The tax laws and regulations in the PRC are subject to change, possibly with retroactive effect.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Global Real Estate, Intrinsic Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At August 31, 2016, these Funds estimated these amounts for the period January 1, 2016 to August 31, 2016 within the financial statements because the 2016 information is not available from the REITs until after each Fund's fiscal period. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2016, the character of distributions paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Organization expenses: Costs incurred by Dividend Growth in connection with its organization, which amounted to $65,309 and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: Certain Funds' use of derivatives during the year ended August 31, 2016, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at August 31, 2016. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: For the year ended August 31, 2016, Equity Income, Focus and Guardian used options written and Focus and Guardian used purchased option contracts ("options purchased"). Equity Income used options written in an attempt to generate incremental returns. Focus used options written to enhance income; written calls were used for hedging purposes and to manage the risk profile of the Fund, and written puts were used in an attempt to enhance returns and to gain exposure to certain securities. Focus used options purchased for hedging purposes and as a risk management tool. Guardian used written and purchased options to enhance income, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At August 31, 2016, Equity Income, Focus and Guardian had pledged securities in the amount of $55,520,104, $20,027,635 and $59,543,996, respectively, to cover collateral requirements for options written.

At August 31, 2016, Equity Income, Focus and Guardian had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Focus
Options purchased	Investments in securities, at value	$116,550	$116,550
Total Value—Assets		$116,550	$116,550
Guardian
Options purchased	Investments in securities, at value	$326,600	$326,600
Total Value—Assets		$326,600	$326,600

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(1,530,510)	$(1,530,510)
Total Value—Liabilities		$(1,530,510)	$(1,530,510)
Focus
Options written	Option contracts written, at value	$(304,375)	$(304,375)
Total Value-Liabilities		$(304,375)	$(304,375)
Guardian
Options written	Option contracts written, at value	$(925,578)	$(925,578)
Total Value—Liabilities		$(925,578)	$(925,578)

The impact of the use of these derivative instruments on the Statements of Operations during the year ended August 31, 2016, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain (loss) on: option contracts written	$1,835,332	$1,835,332
Total Realized Gain (Loss)		$1,835,332	$1,835,332
Focus
Options written	Net realized gain (loss) on: option contracts written	$48,676	$48,676
Total Realized Gain (Loss)		$48,676	$48,676
Guardian
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	$179,722	$179,722
Options written	Net realized gain (loss) on: option contracts written	445,456	445,456
Total Realized Gain (Loss)		$625,178	$625,178

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	$292,877	$292,877
Total Change in Appreciation (Depreciation)		$292,877	$292,877

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Focus
Options purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	$(3,677)	$(3,677)
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	163,603	163,603
Total Change in Appreciation (Depreciation)		$159,926	$159,926
Guardian
Options purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	$(229,451)	$(229,451)
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	380,522	380,522
Total Change in Appreciation (Depreciation)		$151,071	$151,071

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, Focus and Guardian, did not hold any derivative instruments during the year ended August 31, 2016 that require additional disclosures pursuant to ASC 815.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

14  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(1):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%

(1)  Effective May 1, 2015, Management has voluntarily agreed to waive its management fee in the amount of 0.18% of the average daily net assets of International Equity (0.21% effective February 1, 2014, and 0.18% effective January 28, 2013). Effective August 31, 2016, Management has voluntarily agreed to waive its management fee in the amount of 2.89% of the average daily net asset of Mid Cap Intrinsic Value (1.21% effective August 23, 2016, 0.11% effective November 1, 2015, 0.16% effective March 1, 2015, 0.20% effective October 13, 2014, 0.30% effective February 1, 2014, 0.36% effective May 1, 2013, 0.33% effective February 1, 2013, 0.28% effective December 1, 2012 and 0.25% effective February 1, 2012). Effective September 1, 2016, the voluntary waiver was 0.15% of the average daily net assets of Mid Cap Intrinsic Value. Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the year ended August 31, 2016, such waived fees amounted to $2,427,972 and $141,269 for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

Accordingly, for the year ended August 31, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Select	0.55%
Emerging Markets Equity	0.99%		Intrinsic Value	0.82%
Equity Income	0.48%		Large Cap Value	0.50%
Focus	0.53%		Mid Cap Growth	0.50%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(2)
Global Equity	0.75%		Multi-Cap Opportunities	0.52%
Global Real Estate	0.80%		Real Estate	0.80%
Greater China Equity	1.10%		Small Cap Growth	0.85%
Guardian	0.50%		Socially Responsive	0.47%
International Equity	0.80	%(1)	Value	0.55%

(1)  0.62% annual effective net rate of the Fund's average daily net assets.

(2)  0.40% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, Trust Class and Advisor Class of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each Fund that offers that class pays Management an administration fee of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended August 31, 2016, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Genesis Institutional Class	$53,485
Genesis Class R6	32,566
Guardian Advisor Class	147
International Equity Institutional Class	33,116
Mid Cap Growth Institutional Class	77,459
Mid Cap Growth Class A	5,418

At August 31, 2016, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Year Ending August 31,
			2014	2015	2016
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2017	2018	2019
Dividend Growth Institutional Class	0.69%	8/31/19	$—	$—	$215,047	(5)
Dividend Growth Class A	1.05%	8/31/19	—	—	9,994	(5)
Dividend Growth Class C	1.80%	8/31/19	—	—	9,444	(5)
Dividend Growth Class R6	0.62%	8/31/19	—	—	15,585	(5)

			Expenses Reimbursed in Fiscal Year Ending August 31,
			2014	2015		2016
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2017	2018		2019
Emerging Markets Equity Institutional Class	1.25%	8/31/19	$883,793	$744,611		$528,129
Emerging Markets Equity Class A	1.50%	8/31/19	50,749	48,820		54,600
Emerging Markets Equity Class C	2.25%	8/31/19	17,601	19,352		13,399
Emerging Markets Equity Class R3	1.91%	8/31/19	937	1,334		1,403
Emerging Markets Equity Class R6	1.18%	8/31/19	122,359	135,881		127,742
Equity Income Institutional Class	0.80%	8/31/19	—	—		—
Equity Income Class A	1.16%	8/31/19	—	—		—
Equity Income Class C	1.91%	8/31/19	—	—		—
Equity Income Class R3	1.41%	8/31/19	—	—		—
Focus Trust Class	1.50%	8/31/19	—	—		—
Focus Advisor Class	1.50%	8/31/22	—	—		—
Focus Institutional Class	0.75%	8/31/19	521	1,569		755
Focus Class A	1.11%	8/31/19	726	1,267		1,451
Focus Class C	1.86%	8/31/19	435	714		893
Genesis Trust Class	1.50%	8/31/19	—	—		—
Genesis Advisor Class	1.50%	8/31/22	—	—		—
Genesis Institutional Class	0.85%	8/31/22	—	114,064		—
Genesis Class R6	0.78%	8/31/19	—	65,989		—
Global Equity Institutional Class	1.15%	8/31/19	210,511	250,677		240,098
Global Equity Class A	1.51%	8/31/19	2,179	14,279		38,361
Global Equity Class C	2.26%	8/31/19	967	5,804		16,073
Global Real Estate Institutional Class	1.00%	8/31/19	—	185,695	(4)	197,159
Global Real Estate Class A	1.36%	8/31/19	—	58,618	(4)	64,529
Global Real Estate Class C	2.11%	8/31/19	—	24,540	(4)	25,169
Greater China Equity Institutional Class	1.50%	8/31/19	193,960	127,913		229,329
Greater China Equity Class A	1.86%	8/31/19	1,756	5,520		7,590
Greater China Equity Class C	2.61%	8/31/19	264	302		320
Guardian Trust Class	1.50%	8/31/19	—	—		—
Guardian Advisor Class	1.50%	8/31/22	—	—		—
Guardian Institutional Class	0.75%	8/31/19	—	—		—
Guardian Class A	1.11%	8/31/19	—	—		—
Guardian Class C	1.86%	8/31/19	—	—		—
Guardian Class R3	1.36%	8/31/19	114	82		148
International Equity Investor Class	1.40%	8/31/19	—	—		—
International Equity Trust Class	2.00%	8/31/22	—	—		—
International Equity Institutional Class	0.85%	8/31/22	213,333	—		—
International Equity Class A	1.21%	8/31/19	8,879	—		10,042

				Expenses Reimbursed in Fiscal Year Ending August 31,
				2014	2015	2016
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2017	2018	2019
International Equity Class C	1.96%		8/31/19	$1,864	$280	$2,521
International Equity Class R6	0.78%		8/31/19	— (3)	—	—
International Select Trust Class	1.25%		8/31/19	10,697	9,411	12,258
International Select Institutional Class	0.90%		8/31/19	58,414	59,370	91,989
International Select Class A	1.30	%(2)	8/31/19	430	535	1,276
International Select Class C	2.00%		8/31/19	2,151	1,862	1,955
International Select Class R3	1.51%		8/31/19	1,076	1,375	2,218
Intrinsic Value Institutional Class	1.00%		8/31/19	302,070	340,028	357,588
Intrinsic Value Class A	1.36%		8/31/19	28,539	36,427	58,200
Intrinsic Value Class C	2.11%		8/31/19	17,391	20,091	22,495
Large Cap Value Trust Class	1.50%		8/31/19	—	—	—
Large Cap Value Advisor Class	1.50%		8/31/22	—	—	—
Large Cap Value Institutional Class	0.70%		8/31/19	—	—	6,431
Large Cap Value Class A	1.11%		8/31/19	—	—	—
Large Cap Value Class C	1.86%		8/31/19	—	—	—
Large Cap Value Class R3	1.36%		8/31/19	82	150	126
Mid Cap Growth Trust Class	1.50%		8/31/19	—	—	—
Mid Cap Growth Advisor Class	1.50%		8/31/22	—	—	—
Mid Cap Growth Institutional Class	0.75%		8/31/19	—	—	—
Mid Cap Growth Class A	1.11%		8/31/19	19,819	—	—
Mid Cap Growth Class C	1.86%		8/31/19	2,522	1,417	1,762
Mid Cap Growth Class R3	1.36%		8/31/19	1,821	1,091	2,657
Mid Cap Growth Class R6	0.68%		8/31/19	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50%		8/31/22	—	—	—
Mid Cap Intrinsic Value Trust Class	1.25%		8/31/22	—	5,431	8,167
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/19	—	9,476	24,711
Mid Cap Intrinsic Value Class A	1.21%		8/31/19	—	6,502	17,891
Mid Cap Intrinsic Value Class C	1.96%		8/31/19	—	1,413	4,388
Mid Cap Intrinsic Value Class R3	1.46%		8/31/19	60	515	1,736
Multi-Cap Opportunities Institutional Class	1.00%		8/31/19	—	—	—
Multi-Cap Opportunities Class A	1.36%		8/31/19	—	—	—
Multi-Cap Opportunities Class C	2.11%		8/31/19	—	—	—
Real Estate Trust Class	1.50	%(2)	8/31/22	—	—	—
Real Estate Institutional Class	0.85%		8/31/22	817,481	815,617	588,136
Real Estate Class A	1.21%		8/31/19	372,528	344,667	261,138
Real Estate Class C	1.96%		8/31/19	95,712	82,791	62,906
Real Estate Class R3	1.46%		8/31/19	40,953	50,213	50,219

				Expenses Reimbursed in Fiscal Year Ending August 31,
				2014	2015	2016
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2017	2018	2019
Real Estate Class R6	0.78%		8/31/19	$29,668	$58,233	$70,754
Small Cap Growth Investor Class	1.30	%(2)	8/31/22	192,480	193,142	243,435
Small Cap Growth Trust Class	1.40	%(2)	8/31/22	34,116	25,252	24,155
Small Cap Growth Advisor Class	1.60	%(2)	8/31/22	14,620	12,127	10,968
Small Cap Growth Institutional Class	0.90%		8/31/19	95,710	111,321	94,448
Small Cap Growth Class A	1.26%		8/31/19	28,007	26,944	26,066
Small Cap Growth Class C	2.01%		8/31/19	9,549	10,735	13,463
Small Cap Growth Class R3	1.51%		8/31/19	3,116	4,968	8,774
Socially Responsive Trust Class	1.50%		8/31/19	—	—	—
Socially Responsive Institutional Class	0.75%		8/31/19	—	—	—
Socially Responsive Class A	1.11%		8/31/19	—	—	—
Socially Responsive Class C	1.86%		8/31/19	—	—	—
Socially Responsive Class R3	1.36%		8/31/19	—	—	—
Socially Responsive Class R6	0.68%		8/31/19	—	—	—
Value Institutional Class	0.75	%(2)	8/31/19	156,332	166,457	172,294
Value Class A	1.11	%(2)	8/31/19	94,806	98,743	87,821
Value Class C	1.86	%(2)	8/31/19	7,238	7,050	9,526

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Trust Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value, so that their Operating Expenses are limited to 1.24%, 1.04%, 1.21%, 1.37% (effective September 1, 2015), 1.51%, 0.70% (effective December 30, 2015 and prior to September 18, 2015; 0.71% from September 18, 2015 to December 29, 2015), 1.09% (effective December 30, 2015; 1.10% from September 18, 2015 to December 29, 2015; 1.08% from December 12, 2014 to September 17, 2015; 1.06% from September 12, 2014 to December 11, 2014; 1.08% from June 13, 2014 to September 11, 2014; 1.09% from March 14, 2014 to June 12, 2014, and 1.83% (effective December 12, 2014), respectively, per annum of their average daily net assets. For the year ended August 31, 2016, voluntary reimbursements for Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Trust Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value amounted to $2,580, $848,017, $38,636, $1,362, $2,051, $4,195, $901 and $157, respectively. These amounts are not subject to recovery by Management. These undertakings, which are terminable by Management upon notice to International Select, Real Estate, Small Cap Growth and Value, are in addition to the contractual undertakings as stated above.

(3)  Period from September 3, 2013 (Commencement of Operations) to August 31, 2014.

(4)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(5)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

Neuberger Berman Asia Limited ("NB Asia"), as the sub-adviser to Greater China Equity, is retained by Management to choose the Fund's investments and handle its day-to-day investment business.

Neuberger Berman LLC ("Neuberger Berman"), as the sub-adviser to each Fund (except Greater China Equity), was retained by Management through December 31, 2015, to furnish it with investment recommendations, research information and related services without added cost to the Funds. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger Berman and/or Management. As a result of the entity consolidation described on page 67 of this Annual Report, the services previously provided by Neuberger Berman under the subadvisory agreements are being provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman with respect to each class of shares. Neuberger Berman acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, Neuberger Berman receives fees from Trust Class of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, Advisor Class of each Fund that offers that class, and Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Neuberger Berman's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Neuberger Berman receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Neuberger Berman receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended August 31, 2016, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Fund Class A(1)	$8	$—	$—	$—
Dividend Growth Fund Class C(1)	—	—	—	—
Emerging Markets Equity Fund Class A	1,905	—	—	—
Emerging Markets Equity Fund Class C	—	961	—	—
Equity Income Fund Class A	27,539	—	—	—
Equity Income Fund Class C	—	42,446	—	—
Focus Fund Class A	353	—	—	—
Focus Fund Class C	—	385	—	—
Global Equity Fund Class A	74	—	—	—
Global Equity Fund Class C	—	5	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Global Real Estate Fund Class A	$—	$—	$—	$—
Global Real Estate Fund Class C	—	—	—	—
Greater China Equity Fund Class A	515	—	—	—
Greater China Equity Fund Class C	—	—	—	—
Guardian Fund Class A	563	—	—	—
Guardian Fund Class C	—	80	—	—
International Equity Fund Class A	7,106	—	—	—
International Equity Fund Class C	—	10,574	—	—
International Select Fund Class A	206	—	—	—
International Select Fund Class C	—	575	—	—
Intrinsic Value Fund Class A	19,538	—	—	—
Intrinsic Value Fund Class C	—	8,548	—	—
Large Cap Value Fund Class A	130	—	—	—
Large Cap Value Fund Class C	—	362	—	—
Mid Cap Growth Fund Class A	21,794	—	—	—
Mid Cap Growth Fund Class C	—	7,325	—	—
Mid Cap Intrinsic Value Fund Class A	1,850	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	1,661	—	—
Multi-Cap Opportunities Fund Class A	12,271	—	—	—
Multi-Cap Opportunities Fund Class C	—	6,357	—	—
Real Estate Fund Class A	5,753	—	—	—
Real Estate Fund Class C	—	2,360	—	—
Small Cap Growth Fund Class A	688	—	—	—
Small Cap Growth Fund Class C	—	230	—	—
Socially Responsive Fund Class A	28,470	—	—	—
Socially Responsive Fund Class C	—	8,955	—	—
Value Fund Class A	129	—	—	—
Value Fund Class C	—	—	—	—

(1)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

For the year ended August 31, 2016, Mid Cap Growth recorded a capital contribution from Management in the amount of $1,006,679. This amount was paid in connection with losses incurred in the execution of a trade.

As a result of a collateral processing error relating to option transactions, $1,988,625 of pledged collateral is due to Guardian from Equity Income which is reflected in the Statements of Assets and Liabilities under the headers "Due from affiliate" and "Due to affiliate", respectively. Subsequent to August 31, 2016, the collateral was returned to Guardian.

Note C—Securities Transactions:

During the year ended August 31, 2016, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Dividend Growth(1)	$20,250	$3,448	International Select	$49,479	$68,284
Emerging Markets Equity	168,828	193,493	Intrinsic Value	253,448	85,591
Equity Income	864,624	1,452,367	Large Cap Value	1,604,382	1,820,872
Focus	632,622	751,148	Mid Cap Growth	687,598	707,397
Genesis	1,600,162	2,924,035	Mid Cap Intrinsic Value	26,471	39,950
Global Equity	1,969	1,602	Multi-Cap Opportunities	359,979	956,835
Global Real Estate	1,288	1,267	Real Estate	357,969	607,904
Greater China Equity	108,325	136,631	Small Cap Growth	114,334	128,666
Guardian	1,104,745	1,354,990	Socially Responsive	544,923	628,449
International Equity	633,342	394,961	Value	16,581	25,841

(1)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

During the year ended August 31, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2016 and August 31, 2015 was as follows:

	For the Year Ended August 31, 2016					For the Year Ended August 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Dividend Growth:
Institutional Class(2)	1,972	—		(142)	1,830	—	—		—	—
Class A(2)	70	—		(50)	20	—	—		—	—
Class C(2)	60	—		(60)	0 [z]	—	—		—	—
Class R6(2)	100	—		(95)	5	—	—		—	—
Emerging Markets Equity:
Institutional Class	7,953	83		(10,171)	(2,135)	5,409	180		(12,309)	(6,720)
Class A	1,078	3		(570)	511	439	6		(601)	(156)
Class C	41	—		(165)	(124)	160	0	[z]	(103)	57
Class R3	34	0	[z]	(13)	21	41	0	[z]	(22)	19
Class R6	764	48		(425)	387	1,689	58		(115)	1,632

	For the Year Ended August 31, 2016						For the Year Ended August 31, 2015
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Equity Income:
Institutional Class	15,255		5,579		(57,368)	(36,534)	29,741	7,206		(33,615)	3,332
Class A	2,639		1,164		(8,961)	(5,158)	4,659	1,689		(16,802)	(10,454)
Class C	2,158		1,150		(9,755)	(6,447)	4,276	1,391		(6,561)	(894)
Class R3	48		11		(168)	(109)	119	12		(68)	63
Focus:
Investor Class	209		1,150		(2,214)	(855)	292	3,621		(2,261)	1,652
Trust Class	111		431		(1,843)	(1,301)	955	1,721		(3,055)	(379)
Advisor Class	83		111		(399)	(205)	173	267		(272)	168
Institutional Class	97		21		(980)	(862)	925	56		(171)	810
Class A	31		23		(124)	(70)	348	50		(316)	82
Class C	69		50		(178)	(59)	273	58		(91)	240
Genesis:
Investor Class	5,103		8,432		(17,909)	(4,374)	5,468	7,864		(17,210)	(3,878)
Trust Class	2,360		3,071		(9,793)	(4,362)	2,766	3,563		(18,819)	(12,490)
Advisor Class	2,144		2,934		(10,618)	(5,540)	3,289	2,515		(7,977)	(2,173)
Institutional Class	16,116		6,478		(26,335)	(3,741)	11,595	6,762		(36,467)	(18,110)
Class R6	12,364		5,788		(7,989)	10,163	11,786	4,300		(10,853)	5,233
Global Equity:
Institutional Class	96		1		(58)	39	15	225		(3,202)	(2,962)
Class A	32		—		(22)	10	26	24		(19)	31
Class C	3		—		(17)	(14)	20	8		(5)	23
Global Real Estate:
Institutional Class	0	[z]	1		(1)	0 [z]	200	1		—	201 (1)
Class A	0	[z]	1		(2)	(1)	66	0	[z]	—	66 (1)
Class C	2		0	[z]	—	2	25	0	[z]	—	25 (1)
Greater China Equity:
Institutional Class	4,367		389		(5,538)	(782)	8,957	129		(6,123)	2,963
Class A	690		24		(877)	(163)	529	16		(339)	206
Class C	—		1		(2)	(1)	4	1		(1)	4
Guardian:
Investor Class	620		7,174		(7,829)	(35)	961	8,305		(5,876)	3,390
Trust Class	386		1,446		(4,008)	(2,176)	671	1,810		(2,853)	(372)
Advisor Class	12		3		(19)	(4)	3	3		(6)	0 [z]
Institutional Class	767		577		(3,250)	(1,906)	1,343	875		(3,053)	(835)
Class A	416		132		(6,594)	(6,046)	2,162	1,159		(1,566)	1,755
Class C	51		17		(59)	9	36	20		(52)	4
Class R3	10		4		(7)	7	22	5		(31)	(4)

	For the Year Ended August 31, 2016						For the Year Ended August 31, 2015
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
International Equity:
Investor Class	402		25		(1,331)	(904)	603	43		(703)	(57)
Trust Class	346		5		(752)	(401)	360	10		(806)	(436)
Institutional Class	45,647		1,013		(22,630)	24,030	20,402	1,346		(17,406)	4,342
Class A	2,299		7		(1,865)	441	3,542	6		(550)	2,998
Class C	337		—		(197)	140	342	0	[z]	(93)	249
Class R6	1,696		45		(592)	1,149	1,637	36		(562)	1,111
International Select:
Trust Class	66		8		(317)	(243)	39	12		(243)	(192)
Institutional Class	1,457		252		(2,674)	(965)	3,139	287		(1,855)	1,571
Class A	193		3		(130)	66	148	8		(628)	(472)
Class C	12		0	[z]	(64)	(52)	58	0	[z]	(122)	(64)
Class R3	134		2		(108)	28	195	2		(68)	129
Intrinsic Value:
Institutional Class	25,670		1,318		(12,710)	14,278	14,311	887		(2,699)	12,499
Class A	2,339		165		(2,403)	101	2,767	66		(598)	2,235
Class C	496		89		(563)	22	1,140	39		(150)	1,029
Large Cap Value:
Investor Class	605		3,565		(4,378)	(208)	561	4,959		(3,948)	1,572
Trust Class	275		808		(2,634)	(1,551)	290	1,157		(1,422)	25
Advisor Class	886		2,074		(3,420)	(460)	763	2,721		(3,134)	350
Institutional Class	271		198		(1,621)	(1,152)	515	590		(2,183)	(1,078)
Class A	66		26		(73)	19	287	21		(263)	45
Class C	66		22		(116)	(28)	62	29		(53)	38
Class R3	0	[z]	1		(1)	0 [z]	5	1		(8)	(2)
Mid Cap Growth:
Investor Class	2,763		2,578		(3,714)	1,627	1,103	3,591		(2,454)	2,240
Trust Class	642		201		(1,690)	(847)	1,206	239		(588)	857
Advisor Class	215		21		(166)	70	224	29		(248)	5
Institutional Class	10,390		2,690		(18,789)	(5,709)	7,353	3,406		(7,429)	3,330
Class A	1,629		232		(2,689)	(828)	1,256	320		(1,607)	(31)
Class C	237		23		(120)	140	129	21		(52)	98
Class R3	302		27		(245)	84	338	25		(189)	174
Class R6	10,337		854		(2,620)	8,571	4,743	257		(447)	4,553

	For the Year Ended August 31, 2016				For the Year Ended August 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Mid Cap Intrinsic Value:
Investor Class	116	231	(432)	(85)	205	194	(232)	167
Trust Class	28	96	(165)	(41)	83	82	(203)	(38)
Institutional Class	378	200	(1,045)	(467)	1,096	114	(355)	855
Class A	264	96	(379)	(19)	673	33	(126)	580
Class C	72	18	(57)	33	113	3	(9)	107
Class R3	37	12	(31)	18	53	2	(6)	49
Multi-Cap Opportunities:
Institutional Class	6,282	844	(40,964)	(33,838)	13,322	947	(28,934)	(14,665)
Class A	915	185	(3,291)	(2,191)	2,308	286	(4,697)	(2,103)
Class C	352	76	(991)	(563)	997	101	(1,182)	(84)
Real Estate:
Trust Class	1,581	1,493	(7,466)	(4,392)	3,541	1,310	(7,796)	(2,945)
Institutional Class	6,130	1,707	(15,421)	(7,584)	8,301	1,540	(16,623)	(6,782)
Class A	2,661	736	(5,616)	(2,219)	4,281	667	(6,573)	(1,625)
Class C	155	143	(557)	(259)	350	125	(1,031)	(556)
Class R3	571	131	(693)	9	857	96	(906)	47
Class R6	1,175	211	(610)	776	751	129	(477)	403
Small Cap Growth:
Investor Class	38	95	(173)	(40)	50	—	(227)	(177)
Trust Class	11	9	(34)	(14)	13	—	(31)	(18)
Advisor Class	25	11	(55)	(19)	40	—	(86)	(46)
Institutional Class	94	25	(466)	(347)	198	—	(192)	6
Class A	40	8	(89)	(41)	96	—	(84)	12
Class C	24	10	(46)	(12)	36	—	(20)	16
Class R3	55	5	(53)	7	36	—	(11)	25
Socially Responsive:
Investor Class	2,321	1,365	(5,077)	(1,391)	1,957	2,406	(3,777)	586
Trust Class	1,800	1,560	(5,630)	(2,270)	2,448	3,011	(7,166)	(1,707)
Institutional Class	6,451	1,298	(7,648)	101	5,838	2,041	(5,495)	2,384
Class A	1,444	681	(2,544)	(419)	2,128	1,040	(1,788)	1,380
Class C	490	224	(625)	89	757	308	(305)	760
Class R3	524	161	(525)	160	394	248	(478)	164
Class R6	5,148	484	(1,510)	4,122	1,911	813	(3,597)	(873)
Value:
Institutional Class	177	20	(529)	(332)	517	58	(427)	148
Class A	29	8	(300)	(263)	228	28	(235)	21
Class C	9	1	(12)	(2)	14	2	(13)	3

(1)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(2)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

z  Amount less than one thousand.

Note E—Line of Credit:

At August 31, 2016, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the higher of (a) the Federal Funds Rate plus 1.00% per annum or (b) the one month LIBOR Rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit. Each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2016.

During the period from September 1, 2015 through August 31, 2016, the following Funds had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(1)
Greater China Equity	6	$11,150,000	1.43%	$2,502
Value	2	1,350,000	1.19%	90

(1)  Interest Paid is reflected in the Statements of Operations under the caption "Interest expense."

Note F—Investments In Affiliates(1):

	Balance of Shares Held August 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2016	Value August 31, 2016	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.	1,378,600	—	216,700	1,161,900	$58,257,666	$713,364		$(1,012,523)
Altisource Asset Management Corp.(2)	125,617	—	125,617	—	—	—	*	(14,309,310)
Balchem Corp.(2)	1,597,909	77,200	250,800	1,424,309	99,744,359	493,139		2,873,216
Bank of Hawaii Corp.	2,290,312	227,900	299,900	2,218,312	159,807,196	3,910,231		4,653,732
CLARCOR, Inc.(2)	2,511,788	—	999,600	1,512,188	99,002,948	1,697,993		29,165,542
Compass Minerals International, Inc.(2)	1,875,573	—	1,012,500	863,073	64,324,831	3,418,497		60,566,631
Computer Modelling Group Ltd.	5,512,600	—	860,900	4,651,700	33,094,678	1,540,667		(635,261)
CVB Financial Corp.	4,300,272	1,666,900	236,100	5,731,072	101,955,771	2,296,727		(67,948)
Exponent, Inc.	2,269,970	56,900	358,200	1,968,670	99,280,028	1,736,279		9,759,288
First Financial Bankshares, Inc.(2)	3,321,547	162,100	438,600	3,045,047	111,509,621	2,020,929		4,656,448

	Balance of Shares Held August 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2016	Value August 31, 2016	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Forward Air Corp.(2)	1,783,468	—	279,800	1,503,668	$69,289,021	$761,097		$17,164
Gray Television, Inc.	2,323,150	2,018,800	244,600	4,097,350	46,013,241	—	*	450,253
Haemonetics Corp.(2)	2,903,300	—	1,668,262	1,235,038	45,894,012	—	*	13,615,130
Healthcare Services Group, Inc.(2)	3,715,881	—	583,600	3,132,281	126,450,184	2,407,165		13,572,425
Hibbett Sports, Inc.	1,569,369	—	436,400	1,132,969	43,472,021	—	*	2,319,268
ICON PLC(2)	3,451,300	—	754,500	2,696,800	207,087,272	—	*	29,844,783
Innophos Holdings, Inc.(2)	1,154,142	—	1,154,142	—	—	299,012		(17,517,738)
Lindsay Corp.	729,350	52,100	113,100	668,350	48,094,466	762,198		(2,210,472)
Monotype Imaging Holdings, Inc.	3,344,806	205,400	491,900	3,058,306	64,530,257	1,281,797		(3,092,529)
Nexstar Broadcasting Group, Inc. Class A	2,395,521	—	376,500	2,019,021	106,442,787	1,940,717		2,115,026
Pason Systems, Inc.(2)	4,262,257	115,700	698,300	3,679,657	52,470,327	1,981,643		(4,636,974)
Phibro Animal Health Corp. Class A(2)	1,048,000	233,744	1,281,744	—	—	315,019		(17,732,299)
Pool Corp.(2)	2,475,598	—	422,100	2,053,498	207,136,343	2,491,994		17,631,857
Power Integrations, Inc.	2,458,400	—	385,100	2,073,300	121,080,720	1,111,473		(3,747,843)
Raven Industries, Inc.(2)	2,568,452	—	1,146,500	1,421,952	34,894,702	912,822		(1,374,400)
RBC Bearings, Inc.	838,551	543,789	35,100	1,347,240	106,553,212	—	*	(267,965)
Rogers Corp.	1,363,251	—	213,700	1,149,551	64,271,396	—	*	(3,795,656)
Safety Insurance Group, Inc.(2)	790,949	—	590,000	200,949	13,353,061	1,220,423		8,211,554
Sensient Technologies Corp.	3,306,945	19,900	502,600	2,824,245	206,819,461	3,235,837		12,604,844
State Street Institutional Treasury Plus Fund Premier Class(2)	131,910,217	1,253,834,595	1,324,298,140	61,446,672	61,446,672	160,943		—
Tennant Co.	917,602	139,100	92,900	963,802	62,386,903	804,602		(1,426,247)
U.S. Physical Therapy, Inc.	396,900	394,900	—	791,800	49,922,990	413,651		—
West Pharmaceutical Services, Inc.(2)	3,917,758	—	844,500	3,073,258	251,484,702	1,663,120		27,842,396
Total					$2,816,070,848	$39,591,339		$168,072,392

(1)  Affiliated issuers, as defined in the 1940 Act.

(2)  At August 31, 2016, the issuers of these securities were no longer affiliated with Genesis.

*  Security did not produce income during the last twelve months.

Other: At August 31, 2016, Neuberger Berman Inflation Managed Fund, which is also managed by Management, held 0.16% of the outstanding shares of Emerging Markets Equity. At August 31, 2016, Neuberger Berman Global Allocation Fund, which is also managed by Management, held 0.56%, 0.01% and 0.23% of the outstanding shares of Emerging Markets Equity, Genesis and International Equity, respectively.

In addition, at August 31, 2016, affiliated investors owned 0.28%, 0.22%, 0.03%, 62.52%, 85.58%, 4.70%, 0.01%, 0.01%, 0.07%, 0.17% and 0.38% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Focus, Global Equity, Global Real Estate, Greater China Equity, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Real Estate and Value, respectively.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$—	$11.11	11.10%**	$20.3	2.61	%*[b]	0.69	%*[b]	2.44	%*[b]	23%**
Class A
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$—	$11.09	10.90%**	$0.2	3.36	%*[b]	1.05	%*[b]	2.14	%*[b]	23%**
Class C
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$—	$11.00	10.00%**	$0.0	4.11	%*[b]	1.80	%*[b]	1.17	%*[b]	23%**
Class R6
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$—	$11.11	11.10%**	$0.1	2.75	%*[b]	0.62	%*[b]	2.06	%*[b]	23%**
Emerging Markets Equity Fund
Institutional Class
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$—	$(0.10)	$—	$16.01	15.64%	$318.9	1.43%		1.25%		0.74%		43%
8/31/2015	$17.89	$0.12	$(3.90)	$(3.78)	$(0.17)	$—	$—	$(0.17)	$—	$13.94	(21.22)%	$307.5	1.43%		1.25%		0.73%		36%
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$—	$(0.09)	$0.00	$17.89	17.24%[g]	$514.8	1.45%		1.25%		0.96%		36%
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$—	$(0.07)	$—	$15.34	2.77%	$374.1	1.60%		1.25%		1.10%		36%
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)	$—	$14.99	(4.53)%	$161.7	1.77%		1.25%		0.89%		78%
Class A
8/31/2016	$13.87	$0.09	$2.02	$2.11	$(0.06)	$—	$—	$(0.06)	$—	$15.92	15.31%	$23.5	1.82%		1.50%		0.60%		43%
8/31/2015	$17.80	$0.08	$(3.88)	$(3.80)	$(0.13)	$—	$—	$(0.13)	$—	$13.87	(21.42)%	$13.4	1.79%		1.50%		0.49%		36%
8/31/2014	$15.27	$0.15	$2.44	$2.59	$(0.06)	$—	$—	$(0.06)	$0.00	$17.80	16.99%[g]	$19.9	1.82%		1.50%		0.88%		36%
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$—	$(0.03)	$—	$15.27	2.54%	$7.3	2.00%		1.50%		0.69%		36%
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)	$—	$14.92	(4.84)%	$4.1	2.23%		1.50%		0.53%		78%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class C
8/31/2016	$13.42	$(0.04)	$1.98	$1.94	$—	$—	$—	$—	$—	$15.36	14.46%		$5.2	2.51%	2.25%	(0.30)%	43%
8/31/2015	$17.26	$(0.03)	$(3.77)	$(3.80)	$(0.04)	$—	$—	$(0.04)	$—	$13.42	(22.02)%		$6.2	2.53%	2.25%	(0.20)%	36%
8/31/2014	$14.87	$0.00	$2.39	$2.39	$—	$—	$—	$—	$0.00	$17.26	16.07%[g]		$7.0	2.56%	2.25%	0.01%	36%
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$—	$14.87	1.78%		$4.1	2.73%	2.25%	0.13%	36%
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—	$—	$14.61	(5.50)%		$1.4	2.93%	2.25%	(0.17)%	78%
Class R3
8/31/2016	$13.60	$0.02	$2.00	$2.02	$(0.03)	$—	$—	$(0.03)	$—	$15.59	14.88%		$1.2	2.06%	1.91%	0.16%	43%
8/31/2015	$17.47	$0.02	$(3.80)	$(3.78)	$(0.09)	$—	$—	$(0.09)	$—	$13.60	(21.70)%		$0.8	2.09%	1.91%	0.14%	36%
8/31/2014	$15.02	$0.07	$2.39	$2.46	$(0.01)	$—	$—	$(0.01)	$0.00	$17.47	16.42%[g]		$0.6	2.13%	1.91%	0.45%	36%
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$—	$15.02	2.11%		$0.2	2.31%	1.91%	0.22%	36%
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—	$—	$14.71	(5.22)%		$0.3	2.49%	1.92%	0.28%	78%
Class R6
8/31/2016	$13.96	$0.12	$2.05	$2.17	$(0.11)	$—	$—	$(0.11)	$—	$16.02	15.64%		$107.4	1.32%	1.18%	0.83%	43%
8/31/2015	$17.91	$0.14	$(3.91)	$(3.77)	$(0.18)	$—	$—	$(0.18)	$—	$13.96	(21.14)%		$88.1	1.34%	1.18%	0.88%	36%
8/31/2014	$15.35	$0.18	$2.47	$2.65	$(0.09)	$—	$—	$(0.09)	$0.00	$17.91	17.35%[g]		$83.8	1.37%	1.18%	1.08%	36%
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$—	$15.35	(8.90	)%**	$31.1	1.57%*	1.18%*	1.80%*	36	%Ø
Equity Income Fund
Institutional Class
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$—	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%	3.18%	49%
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$—	$(0.87)	$—	$11.74	(4.60)%		$1,443.7	0.68%	0.68%	2.66%	48%
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$—	$(0.84)	$0.00	$13.19	20.11%[g]		$1,578.5	0.68%	0.68%	2.66%	41%
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$—	$(0.53)	$—	$11.76	4.79%		$1,439.4	0.68%	0.68%	2.45%	70%
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)	$—	$11.74	8.49%		$1,213.6	0.71%	0.71%§	3.10%	42%
Class A
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$—	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%	2.81%	49%
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$—	$(0.81)	$—	$11.69	(5.02)%		$289.5	1.05%	1.05%	2.26%	48%
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$—	$(0.79)	$0.00	$13.14	19.72%[g]		$462.6	1.05%	1.05%	2.21%	41%
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$—	$(0.49)	$—	$11.71	4.32%		$1,036.4	1.05%	1.05%	2.09%	70%
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)	$—	$11.70	8.09%		$1,012.3	1.13%	1.13%§	2.70%	42%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class C
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$—	$(0.61)	$—	$12.32	11.77%	$334.1	1.81%	1.81%	2.07%	49%
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$—	$(0.72)	$—	$11.62	(5.65)%	$390.0	1.79%	1.79%	1.55%	48%
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$—	$(0.70)	$0.00	$13.06	18.77%[g]	$450.1	1.79%	1.79%	1.54%	41%
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$—	$(0.40)	$—	$11.65	3.58%	$465.7	1.80%	1.80%	1.34%	70%
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)	$—	$11.64	7.40%	$380.4	1.84%	1.84%§	1.98%	42%
Class R3
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$—	$(0.67)	$—	$12.37	12.26%	$2.7	1.33%	1.33%	2.53%	49%
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$—	$(0.79)	$—	$11.67	(5.22)%	$3.8	1.31%	1.31%	2.05%	48%
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$—	$(0.75)	$0.00	$13.12	19.42%[g]	$3.4	1.34%	1.34%§	2.04%	41%
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$—	$(0.45)	$—	$11.69	3.94%	$2.6	1.41%	1.41%§	1.78%	70%
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)	$—	$11.69	7.78%	$1.1	1.41%	1.41%§	2.59%	42%
Focus Fund
Investor Class
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$—	$(1.28)	$—	$25.81	6.68%	$626.8	0.94%	0.94%	0.63%	89%
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$—	$(4.38)	$—	$25.45	0.49%	$639.8	0.91%	0.91%	0.77%	52%
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$29.77	22.65%[g]	$699.4	0.91%	0.91%	0.64%	84%
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$—	$(0.14)	$—	$26.90	24.69%	$636.9	0.94%	0.94%	0.72%	79%
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)	$—	$21.71	16.10%	$534.3	0.97%	0.97%	0.72%	96%
Trust Class
8/31/2016	$16.24	$0.07	$0.93	$1.00	$(0.16)	$(1.10)	$—	$(1.26)	$—	$15.98	6.50%	$70.4	1.11%	1.11%	0.47%	89%
8/31/2015	$20.64	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$—	$(4.37)	$—	$16.24	0.26%	$92.7	1.10%	1.10%	0.57%	52%
8/31/2014	$19.50	$0.09	$3.94	$4.03	$(0.21)	$(2.68)	$—	$(2.89)	$0.00	$20.64	22.40%[g]	$125.7	1.11%	1.11%	0.47%	84%
8/31/2013	$15.78	$0.10	$3.74	$3.84	$(0.12)	$—	$—	$(0.12)	$—	$19.50	24.48%	$56.3	1.14%	1.14%	0.53%	79%
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)	$—	$15.78	15.82%	$15.0	1.16%	1.16%	0.52%	96%
Advisor Class
8/31/2016	$8.60	$0.03	$0.45	$0.48	$(0.18)	$(1.10)	$—	$(1.28)	$—	$7.80	6.33%	$3.9	1.26%	1.26%	0.33%	89%
8/31/2015	$13.03	$0.04	$(0.09)	$(0.05)	$(0.16)	$(4.22)	$—	$(4.38)	$—	$8.60	0.15%	$6.1	1.27%	1.27%	0.39%	52%
8/31/2014	$13.27	$0.04	$2.57	$2.61	$(0.17)	$(2.68)	$—	$(2.85)	$0.00	$13.03	22.21%[g]	$7.1	1.27%	1.27%	0.28%	84%
8/31/2013	$10.79	$0.04	$2.55	$2.59	$(0.11)	$—	$—	$(0.11)	$—	$13.27	24.22%	$6.1	1.29%	1.29%	0.37%	79%
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)	$—	$10.79	15.68%	$5.8	1.31%	1.31%	0.37%	96%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Institutional Class
8/31/2016	$25.50	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$—	$(1.32)	$—	$25.86	6.86%	$6.8	0.76%	0.75%	0.89%	89%
8/31/2015	$29.83	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$—	$(4.43)	$—	$25.50	0.65%	$28.7	0.76%	0.75%	0.96%	52%
8/31/2014	$26.95	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$—	$(2.93)	$0.00	$29.83	22.86%[g]	$9.4	0.76%	0.75%	0.72%	84%
8/31/2013	$21.76	$0.24	$5.14	$5.38	$(0.19)	$—	$—	$(0.19)	$—	$26.95	24.89%	$22.6	0.77%	0.75%	0.96%	79%
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)	$—	$21.76	16.39%	$6.9	0.80%	0.75%	0.97%	96%
Class A
8/31/2016	$16.10	$0.07	$0.92	$0.99	$(0.17)	$(1.10)	$—	$(1.27)	$—	$15.82	6.52%	$3.2	1.15%	1.11%	0.48%	89%
8/31/2015	$20.50	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$—	$(4.37)	$—	$16.10	0.24%	$4.4	1.14%	1.11%	0.58%	52%
8/31/2014	$19.38	$0.09	$3.91	$4.00	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$20.50	22.40%[g]	$3.9	1.13%	1.11%	0.47%	84%
8/31/2013	$15.71	$0.10	$3.71	$3.81	$(0.14)	$—	$—	$(0.14)	$—	$19.38	24.47%	$1.9	1.19%	1.11%	0.56%	79%
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)	$—	$15.71	15.96%	$0.7	1.22%	1.11%	0.61%	96%
Class C
8/31/2016	$8.24	$(0.02)	$0.44	$0.42	$(0.15)	$(1.10)	$—	$(1.25)	$—	$7.41	5.75%	$2.2	1.90%	1.86%	(0.27)%	89%
8/31/2015	$12.70	$(0.02)	$(0.10)	$(0.12)	$(0.12)	$(4.22)	$—	$(4.34)	$—	$8.24	(0.50)%	$2.9	1.89%	1.86%	(0.18)%	52%
8/31/2014	$13.03	$(0.03)	$2.52	$2.49	$(0.14)	$(2.68)	$—	$(2.82)	$0.00	$12.70	21.52%[g]	$1.5	1.91%	1.86%	(0.27)%	84%
8/31/2013	$10.62	$(0.02)	$2.51	$2.49	$(0.08)	$—	$—	$(0.08)	$—	$13.03	23.61%	$0.6	1.94%	1.86%	(0.20)%	79%
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)	$—	$10.62	15.04%	$0.3	1.97%	1.86%	(0.17)%	96%
Genesis Fund
Investor Class
8/31/2016	$36.31	$0.09	$3.43	$3.52	$(0.15)	$(5.55)	$—	$(5.70)	$—	$34.13	11.43%	$1,752.8	1.03%	1.03%	0.28%	16%
8/31/2015	$40.89	$0.11	$0.36	$0.47	$(0.14)	$(4.91)	$—	$(5.05)	$—	$36.31	1.52%	$2,023.6	1.01%	1.01%	0.29%	13%
8/31/2014	$40.18	$0.08	$5.37	$5.45	$(0.24)	$(4.50)	$—	$(4.74)	$0.00	$40.89	13.65%[g]	$2,437.6	1.01%	1.01%	0.20%	14%
8/31/2013	$34.65	$0.26	$7.57	$7.83	$(0.19)	$(2.11)	$—	$(2.30)	$—	$40.18	23.91%	$2,458.7	1.02%	1.02%	0.71%	20%
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)	$—	$34.65	6.31%	$2,256.0	1.03%	1.03%	0.31%	15%
Trust Class
8/31/2016	$59.01	$0.12	$5.97	$6.09	$(0.03)	$(5.55)	$—	$(5.58)	$—	$59.52	11.35%	$1,761.0	1.10%	1.10%	0.21%	16%
8/31/2015	$63.21	$0.12	$0.63	$0.75	$(0.04)	$(4.91)	$—	$(4.95)	$—	$59.01	1.41%	$2,003.4	1.10%	1.10%	0.19%	13%
8/31/2014	$59.83	$0.07	$8.00	$8.07	$(0.19)	$(4.50)	$—	$(4.69)	$0.00	$63.21	13.55%[g]	$2,935.3	1.10%	1.10%	0.11%	14%
8/31/2013	$50.47	$0.35	$11.23	$11.58	$(0.11)	$(2.11)	$—	$(2.22)	$—	$59.83	23.81%	$3,192.4	1.10%	1.10%	0.63%	20%
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)	$—	$50.47	6.21%	$3,037.6	1.11%	1.11%	0.23%	15%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund (cont'd)
Advisor Class
8/31/2016	$27.45	$(0.02)	$2.46	$2.44	$(0.03)	$(5.55)	$—	$(5.58)	$—	$24.31	11.06%	$264.9	1.38%	1.38%	(0.07)%	16%
8/31/2015	$32.18	$(0.03)	$0.25	$0.22	$(0.04)	$(4.91)	$—	$(4.95)	$—	$27.45	1.11%	$451.3	1.39%	1.39%	(0.09)%	13%
8/31/2014	$32.46	$(0.05)	$4.32	$4.27	$(0.05)	$(4.50)	$—	$(4.55)	$0.00	$32.18	13.24%[g]	$598.9	1.37%	1.37%	(0.16)%	14%
8/31/2013	$28.42	$0.11	$6.13	$6.24	$(0.09)	$(2.11)	$—	$(2.20)	$—	$32.46	23.46%	$626.0	1.38%	1.38%	0.35%	20%
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)	$—	$28.42	5.91%	$579.8	1.38%	1.38%	(0.04)%	15%
Institutional Class
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$—	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85%§	0.47%	16%
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$—	$(5.10)	$—	$56.48	1.68%	$3,685.0	0.85%	0.85%	0.45%	13%
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$—	$(4.82)	$0.00	$60.72	13.82%[g]	$5,061.4	0.85%	0.85%§	0.36%	14%
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$—	$(2.36)	$—	$57.62	24.12%	$5,989.3	0.85%	0.85%	0.87%	20%
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)	$—	$48.71	6.51%	$5,707.1	0.86%	0.85%	0.49%	15%
Class R6
8/31/2016	$56.50	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$—	$(5.81)	$—	$56.65	11.69%	$3,381.6	0.78%	0.78%§	0.54%	16%
8/31/2015	$60.75	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$—	$(5.15)	$—	$56.50	1.75%	$2,798.0	0.78%	0.78%	0.52%	13%
8/31/2014	$57.63	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$—	$(4.86)	$0.00	$60.75	13.92%[g]	$2,690.7	0.78%	0.78%§	0.45%	14%
Period from 3/15/2013^ to 8/31/2013	$53.91	$0.18	$3.54	$3.72	$—	$—	$—	$—	$—	$57.63	6.90%**	$975.9	0.80%*	0.78%*	0.67%*	20	%Ø
Global Equity Fund
Institutional Class
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%	1.15%	0.64%	41%
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$—	$(4.57)	$—	$6.30	(3.16)%	$3.2	4.76%	1.15%	0.35%	18%
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$—	$(0.13)	$—	$11.22	19.67%	$38.9	1.72%	1.15%	0.54%	39%
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$—	$9.49	11.65%	$33.5	5.16%	1.15%	0.63%	43%
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)	$—	$8.50	2.82%	$4.3	10.85%	1.15%	1.12%	62%
Class A
8/31/2016	$6.23	$0.02	$0.32	$0.34	$—	$—	$—	$—	$—	$6.57	5.46%	$0.5	9.12%	1.51%	0.31%	41%
8/31/2015	$11.14	$0.01	$(0.38)	$(0.37)	$(0.70)	$(3.84)	$—	$(4.54)	$—	$6.23	(3.47)%	$0.4	5.24%	1.51%	0.09%	18%
8/31/2014	$9.43	$0.03	$1.77	$1.80	$(0.00)	$(0.09)	$—	$(0.09)	$—	$11.14	19.18%	$0.4	2.18%	1.51%	0.28%	39%
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$—	$9.43	11.20%	$0.1	5.67%	1.51%	0.34%	43%
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)	$—	$8.48	2.51%	$0.1	11.83%	1.51%	0.54%	62%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund (cont'd)
Class C
8/31/2016	$6.01	$(0.03)	$0.31	$0.28	$—	$—	$—	$—	$—	$6.29	4.66%		$0.2	9.80%		2.26%		(0.45)%		41%
8/31/2015	$10.89	$(0.05)	$(0.37)	$(0.42)	$(0.62)	$(3.84)	$—	$(4.46)	$—	$6.01	(4.21)%		$0.2	6.00%		2.26%		(0.68)%		18%
8/31/2014	$9.28	$(0.06)	$1.76	$1.70	$—	$(0.09)	$—	$(0.09)	$—	$10.89	18.39%		$0.2	2.96%		2.26%		(0.54)%		39%
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$—	$9.28	10.34%		$0.1	6.50%		2.26%		(0.36)%		43%
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)	$—	$8.41	1.77%		$0.0	12.88%		2.26%		(0.30)%		62%
Global Real Estate Fund
Institutional Class
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$—	$(0.22)	$—	$10.62	16.49%		$2.1	10.93%		1.00%		1.68%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$—	$(0.09)	$—	$9.32	(5.92	)%**	$1.9	13.21	%[b]*	1.00	%[b]*	1.22	%[b]*	16%**
Class A
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$—	$(0.18)	$—	$10.61	16.09%		$0.7	11.31%		1.36%		1.32%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$—	$(0.08)	$—	$9.31	(6.19	)%**	$0.6	13.62	%[b]*	1.36	%[b]*	0.94	%[b]*	16%**
Class C
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$—	$(0.11)	$—	$10.59	15.15%		$0.3	12.04%		2.11%		0.56%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$—	$(0.04)	$—	$9.30	(6.64	)%**	$0.2	15.16	%[b]*	2.11	%[b]*	0.11	%[b]*	16%**
Greater China Equity Fund
Institutional Class
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$—	$(1.51)	$—	$11.50	12.09%		$93.3	1.76%		1.51	%^^	0.44%		120%
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$—	$(0.80)	$—	$11.64	2.15%		$103.4	1.61%		1.50	%^^	0.75%		176%
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$—	$(0.15)	$—	$12.17	21.37%		$72.1	1.83%		1.50%		0.90%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$10.16	1.60	%**	$56.4	2.80	%[b]*	1.50	%[b]*	(1.25	)%[b]*	20%**
Class A
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$—	$(1.44)	$—	$11.50	12.19%		$2.1	2.19%		1.87	%^^	(0.08)%		120%
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$—	$(0.80)	$—	$11.56	1.68%		$4.0	2.00%		1.86	%^^	0.34%		176%
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$—	$(0.15)	$—	$12.14	21.07%		$1.7	2.30%		1.86%		1.19%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$10.16	1.60	%**	$0.1	17.58	%[b]*	1.86	%[b]*	(1.65	)%[b]*	20%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund (cont'd)
Class C
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$—	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%		2.62	%^^	(0.65)%		120%
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$—	$(0.71)	$—	$11.45	0.93%	$0.2	2.80%		2.61	%^^	(0.52)%		176%
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$—	$(0.15)	$—	$12.03	20.09%	$0.1	2.85%		2.61%		(0.20)%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$—	$10.15	1.50%**	$0.1	19.16	%[b]*	2.61	%[b]*	(2.41	)%[b]*	20%**
Guardian Fund
Investor Class
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$—	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%		0.93%		0.58%		99%
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$—	$(2.78)	$—	$17.13	(3.03)%	$1,034.9	0.87%		0.87%		0.65%		31%
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$20.43	21.87%[g]	$1,165.1	0.88%		0.88%		0.83%		37%
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$—	$(0.64)	$—	$18.58	22.54%	$1,040.3	0.90%		0.90%		0.85%		36%
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)	$—	$15.80	9.84%	$939.6	0.92%		0.92%		0.79%		26%
Trust Class
8/31/2016	$12.05	$0.04	$0.82	$0.86	$(0.09)	$(1.86)	$—	$(1.95)	$—	$10.96	8.31%	$70.6	1.08%		1.08%		0.41%		99%
8/31/2015	$15.20	$0.06	$(0.45)	$(0.39)	$(0.13)	$(2.63)	$—	$(2.76)	$—	$12.05	(3.22)%	$103.8	1.06%		1.06%		0.46%		31%
8/31/2014	$14.30	$0.09	$2.81	$2.90	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$15.20	21.61%[g]	$136.6	1.06%		1.06%		0.64%		37%
8/31/2013	$12.31	$0.09	$2.53	$2.62	$(0.19)	$(0.44)	$—	$(0.63)	$—	$14.30	22.36%	$129.4	1.08%		1.08%		0.66%		36%
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)	$—	$12.31	9.68%	$113.5	1.09%		1.09%		0.64%		26%
Advisor Class
8/31/2016	$14.33	$0.03	$0.99	$1.02	$(0.02)	$(1.86)	$—	$(1.88)	$—	$13.47	8.03%	$0.2	1.31%		1.31	%§	0.20%		99%
8/31/2015	$17.55	$0.00	$(0.54)	$(0.54)	$(0.05)	$(2.63)	$—	$(2.68)	$—	$14.33	(3.66)%	$0.3	1.54%		1.50%		0.03%		31%
8/31/2014	$16.27	$0.04	$3.24	$3.28	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$17.55	21.27%[g]	$0.4	1.28%		1.28%		0.25%		37%
8/31/2013	$13.91	$0.04	$2.87	$2.91	$(0.11)	$(0.44)	$—	$(0.55)	$—	$16.27	21.81%	$0.6	1.50%		1.50	%§	0.23%		36%
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)	$—	$13.91	9.27%	$0.6	1.50%		1.50	%§	0.19%		26%
Institutional Class
8/31/2016	$17.17	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$—	$(2.01)	$—	$16.50	8.68%	$59.0	0.72%		0.72%		0.73%		99%
8/31/2015	$20.47	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$—	$(2.81)	$—	$17.17	(2.84)%	$94.1	0.71%		0.71%		0.82%		31%
8/31/2014	$18.62	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$—	$(2.05)	$0.00	$20.47	22.03%[g]	$129.4	0.71%		0.71%		1.01%		37%
8/31/2013	$15.83	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$—	$(0.67)	$—	$18.62	22.80%	$88.9	0.73%		0.73%		1.00%		36%
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)	$—	$15.83	10.03%	$60.0	0.74%		0.74	%§	1.01%		26%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Class A
8/31/2016	$11.92	$0.03	$0.82	$0.85	$(0.09)	$(1.86)	$—	$(1.95)	$—	$10.82	8.32%	$6.6	1.07%	1.07%	0.27%	99%
8/31/2015	$15.08	$0.06	$(0.45)	$(0.39)	$(0.14)	$(2.63)	$—	$(2.77)	$—	$11.92	(3.23)%	$79.3	1.07%	1.07%	0.46%	31%
8/31/2014	$14.21	$0.09	$2.79	$2.88	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$15.08	21.62%[g]	$73.8	1.09%	1.09%§	0.64%	37%
8/31/2013	$12.24	$0.08	$2.52	$2.60	$(0.19)	$(0.44)	$—	$(0.63)	$—	$14.21	22.38%	$34.6	1.11%	1.11%§	0.62%	36%
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)	$—	$12.24	9.63%	$17.6	1.12%	1.11%	0.64%	26%
Class C
8/31/2016	$13.97	$(0.04)	$0.96	$0.92	$—	$(1.86)	$—	$(1.86)	$—	$13.03	7.47%	$2.4	1.85%	1.85%	(0.34)%	99%
8/31/2015	$17.18	$(0.05)	$(0.53)	$(0.58)	$—	$(2.63)	$—	$(2.63)	$—	$13.97	(4.01)%	$2.4	1.83%	1.83%	(0.30)%	31%
8/31/2014	$15.96	$(0.03)	$3.16	$3.13	$(0.00)	$(1.91)	$—	$(1.91)	$0.00	$17.18	20.71%[g]	$2.9	1.86%	1.86%§	(0.15)%	37%
8/31/2013	$13.66	$(0.02)	$2.84	$2.82	$(0.08)	$(0.44)	$—	$(0.52)	$—	$15.96	21.43%	$2.6	1.86%	1.86%	(0.15)%	36%
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)	$—	$13.66	8.83%	$1.3	1.88%	1.86%	(0.13)%	26%
Class R3
8/31/2016	$14.31	$0.02	$0.99	$1.01	$(0.04)	$(1.86)	$—	$(1.90)	$—	$13.42	8.00%	$0.6	1.39%	1.36%	0.15%	99%
8/31/2015	$17.54	$0.02	$(0.54)	$(0.52)	$(0.08)	$(2.63)	$—	$(2.71)	$—	$14.31	(3.53)%	$0.5	1.37%	1.36%	0.15%	31%
8/31/2014	$16.25	$0.06	$3.21	$3.27	$(0.07)	$(1.91)	$—	$(1.98)	$0.00	$17.54	21.29%[g]	$0.7	1.38%	1.36%	0.37%	37%
8/31/2013	$13.79	$0.04	$2.89	$2.93	$(0.03)	$(0.44)	$—	$(0.47)	$—	$16.25	22.03%	$0.4	1.41%	1.36%	0.24%	36%
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)	$—	$13.79	9.40%	$0.5	1.39%	1.36%	0.36%	26%
International Equity Fund
Investor Class
8/31/2016	$19.78	$0.24	$0.67	$0.91	$(0.09)	$—	$—	$(0.09)	$—	$20.60	4.60%	$104.0	1.26%	1.08%	1.20%	30%
8/31/2015	$20.70	$0.19	$(0.96)	$(0.77)	$(0.15)	$—	$—	$(0.15)	$—	$19.78	(3.71)%	$117.7	1.25%	1.02%	0.93%	25%
8/31/2014	$18.62	$0.26	$1.99	$2.25	$(0.17)	$—	$—	$(0.17)	$0.00	$20.70	12.14%[g]	$124.4	1.26%	1.07%	1.29%	34%
Period from 1/28/2013^ to 8/31/2013	$18.03	$0.21	$0.38	$0.59	$—	$—	$—	$—	$—	$18.62	3.27%**	$125.7	1.32%*	1.09%*	1.87%*	44	%Øa
Trust Class
8/31/2016	$22.06	$0.26	$0.75	$1.01	$(0.05)	$—	$—	$(0.05)	$—	$23.02	4.59%	$48.4	1.30%	1.12%	1.15%	30%
8/31/2015	$23.02	$0.19	$(1.07)	$(0.88)	$(0.08)	$—	$—	$(0.08)	$—	$22.06	(3.82)%	$55.3	1.36%	1.13%	0.81%	25%
8/31/2014	$20.70	$0.28	$2.20	$2.48	$(0.16)	$—	$—	$(0.16)	$0.00	$23.02	12.02%[g]	$67.7	1.36%	1.16%	1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.21	$0.44	$0.65	$—	$—	$—	$—	$—	$20.70	3.24%**	$111.9	1.42%*	1.19%*	1.73%*	44	%Øa

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund (cont'd)
Institutional Class
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$—	$(0.14)	$—	$11.09	4.78%		$1,184.3	1.03%	0.85%§	1.46%	30%
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$—	$(0.20)	$—	$10.72	(3.51)%		$886.5	1.07%	0.85%§	1.11%	25%
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$—	$(0.20)	$0.00	$11.32	12.38%[g]		$887.3	1.07%	0.85%	1.49%	34%
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$—	$(0.14)	$—	$10.26	13.82%		$770.3	1.14%	0.85%	1.54%	44%[a]
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)	$—	$9.15	0.78%		$491.6	1.16%	0.84%	1.88%	33%
Class A
8/31/2016	$22.00	$0.23	$0.75	$0.98	$(0.06)	$—	$—	$(0.06)	$—	$22.92	4.48%		$104.9	1.40%	1.21%	1.05%	30%
8/31/2015	$23.01	$0.25	$(1.15)	$(0.90)	$(0.11)	$—	$—	$(0.11)	$—	$22.00	(3.90)%		$91.0	1.43%	1.21%§	1.09%	25%
8/31/2014	$20.69	$0.28	$2.19	$2.47	$(0.15)	$—	$—	$(0.15)	$0.00	$23.01	11.98%[g]		$26.2	1.45%	1.21%	1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.19	$0.45	$0.64	$—	$—	$—	$—	$—	$20.69	3.19	%**	$12.8	1.55%*	1.28%*	1.57%*	44	%Øa
Class C
8/31/2016	$21.65	$0.08	$0.72	$0.80	$—	$—	$—	$—	$—	$22.45	3.70%		$14.7	2.16%	1.96%	0.37%	30%
8/31/2015	$22.72	$0.00	$(1.05)	$(1.05)	$(0.02)	$—	$—	$(0.02)	$—	$21.65	(4.61)%		$11.2	2.18%	1.96%	0.02%	25%
8/31/2014	$20.50	$0.13	$2.15	$2.28	$(0.06)	$—	$—	$(0.06)	$0.00	$22.72	11.16%[g]		$6.1	2.21%	1.96%	0.59%	34%
Period from 1/28/2013^ to 8/31/2013	$19.97	$0.09	$0.44	$0.53	$—	$—	$—	$—	$—	$20.50	2.65	%**	$1.9	2.51%*	2.08%*	0.74%*	44	%Øa
Class R6
8/31/2016	$10.81	$0.16	$0.38	$0.54	$(0.15)	$—	$—	$(0.15)	$—	$11.20	5.02%		$46.7	0.96%	0.78%	1.49%	30%
8/31/2015	$11.42	$0.14	$(0.54)	$(0.40)	$(0.21)	$—	$—	$(0.21)	$—	$10.81	(3.49)%		$32.7	0.99%	0.77%§	1.24%	25%
Period from 9/3/2013^ to 8/31/2014	$10.26	$0.08	$1.19	$1.27	$(0.11)	$—	$—	$(0.11)	$0.00	$11.42	12.46	%**[g]	$21.9	1.12%*	0.79%*	0.73%*	34	%Ø
International Select Fund
Trust Class
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$—	$(0.09)	$—	$10.88	3.65%		$7.8	1.39%	1.25%	1.06%	22%
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$—	$(0.12)	$—	$10.59	(4.47)%		$10.2	1.33%	1.25%	0.76%	24%
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$11.21	11.56%[g]		$13.0	1.33%	1.25%	1.19%	27%
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$—	$(0.11)	$—	$10.14	12.17%		$13.9	1.37%	1.25%	1.05%	50%
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)	$—	$9.14	(1.05)%		$14.2	1.40%	1.25%	1.47%	29%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Select Fund (cont'd)
Institutional Class
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$—	$(0.13)	$—	$10.86	3.94%	$211.7	0.94%	0.90%	1.51%	22%
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$—	$(0.16)	$—	$10.58	(4.18)%	$216.4	0.93%	0.90%	1.16%	24%
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$—	$(0.14)	$0.00	$11.21	11.98%[g]	$211.6	0.93%	0.90%	1.58%	27%
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$—	$(0.14)	$—	$10.14	12.56%	$200.6	0.97%	0.90%	1.44%	50%
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)	$—	$9.14	(0.65)%	$172.0	0.99%	0.90%	1.76%	29%
Class A
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$—	$(0.10)	$—	$10.80	3.69%	$4.6	1.33%	1.24%	1.25%	22%
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$—	$(0.12)	$—	$10.51	(4.62)%	$3.8	1.31%	1.24%	0.71%	24%
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$11.14	11.69%[g]	$9.3	1.30%	1.24%	1.25%	27%
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$—	$(0.11)	$—	$10.07	12.08%	$9.3	1.36%	1.24%	1.16%	50%
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)	$—	$9.09	(0.96)%	$8.3	1.39%	1.24%	1.56%	29%
Class C
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$—	$(0.02)	$—	$10.64	2.89%	$3.2	2.06%	2.00%	0.39%	22%
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$—	$(0.04)	$—	$10.36	(5.23)%	$3.7	2.04%	2.00%	0.06%	24%
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$—	$(0.03)	$0.00	$10.97	10.79%[g]	$4.6	2.05%	2.00%	0.42%	27%
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$—	$(0.06)	$—	$9.93	11.23%	$4.0	2.09%	2.00%	0.36%	50%
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)	$—	$8.98	(1.64)%	$3.7	2.13%	2.00%	0.65%	29%
Class R3
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$—	$(0.07)	$—	$10.71	3.33%	$3.8	1.57%	1.51%	0.95%	22%
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$—	$(0.10)	$—	$10.43	(4.71)%	$3.4	1.55%	1.51%	0.56%	24%
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$—	$(0.09)	$0.00	$11.05	11.35%[g]	$2.2	1.55%	1.51%	1.03%	27%
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$—	$(0.09)	$—	$10.01	11.83%	$2.6	1.60%	1.51%	0.74%	50%
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)	$—	$9.04	(1.24)%	$0.4	1.67%	1.51%	1.35%	29%
Intrinsic Value Fund
Institutional Class
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$—	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%	1.00%	(0.38)%	17%
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$—	$(0.79)	$—	$14.34	1.36%	$420.3	1.10%	1.00%	(0.41)%	22%
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$—	$(0.57)	$0.00	$14.98	21.74%[g]	$252.0	1.13%	1.00%	(0.40)%	24%
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$—	$(0.18)	$—	$12.81	26.94%	$182.6	1.18%	1.00%	0.42%	25%
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)	$—	$10.26	12.21%	$134.2	1.22%	1.00%	(0.14)%	30%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class A
8/31/2016	$14.06	$(0.10)	$0.42	$0.32	$—	$(0.70)	$—	$(0.70)	$—	$13.68	2.58%	$44.5	1.48%	1.36%	(0.72)%	17%
8/31/2015	$14.76	$(0.11)	$0.20	$0.09	$—	$(0.79)	$—	$(0.79)	$—	$14.06	0.96%	$44.3	1.50%	1.36%	(0.77)%	22%
8/31/2014	$12.65	$(0.11)	$2.76	$2.65	$(0.00)	$(0.54)	$—	$(0.54)	$0.00	$14.76	21.31%[g]	$13.5	1.51%	1.36%	(0.77)%	24%
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$—	$(0.18)	$—	$12.65	26.61%	$13.9	1.58%	1.36%	0.01%	25%
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)	$—	$10.16	11.62%	$8.4	1.61%	1.36%	(0.51)%	30%
Class C
8/31/2016	$13.48	$(0.18)	$0.39	$0.21	$—	$(0.70)	$—	$(0.70)	$—	$12.99	1.85%	$25.2	2.20%	2.11%	(1.47)%	17%
8/31/2015	$14.29	$(0.21)	$0.19	$(0.02)	$—	$(0.79)	$—	$(0.79)	$—	$13.48	0.19%	$25.8	2.22%	2.11%	(1.52)%	22%
8/31/2014	$12.35	$(0.21)	$2.69	$2.48	$—	$(0.54)	$—	$(0.54)	$0.00	$14.29	20.40%[g]	$12.7	2.26%	2.11%	(1.51)%	24%
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$—	$(0.18)	$—	$12.35	25.62%	$10.3	2.31%	2.11%	(0.70)%	25%
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)	$—	$10.00	10.87%	$6.9	2.35%	2.11%	(1.25)%	30%
Large Cap Value Fund
Investor Class
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$—	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%	1.20%	126%
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$—	$(4.28)	$—	$27.46	(7.19)%	$1,045.6	0.86%	0.86%	1.08%	153%
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$—	$(5.44)	$0.00	$33.92	23.57%[g]	$1,238.3	0.85%	0.85%	1.04%	104%
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$—	$(0.36)	$—	$32.40	24.05%	$1,149.7	0.86%	0.86%	1.19%	159%
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)	$—	$26.46	6.47%	$1,057.1	0.87%	0.87%	1.20%	171%
Trust Class
8/31/2016	$18.74	$0.18	$1.80	$1.98	$(0.28)	$(2.06)	$—	$(2.34)	$—	$18.38	12.97%	$77.6	1.07%	1.07%	1.03%	126%
8/31/2015	$24.54	$0.19	$(1.74)	$(1.55)	$(0.26)	$(3.99)	$—	$(4.25)	$—	$18.74	(7.40)%	$108.2	1.05%	1.05%	0.88%	153%
8/31/2014	$24.80	$0.20	$4.93	$5.13	$(0.37)	$(5.02)	$—	$(5.39)	$0.00	$24.54	23.36%[g]	$141.1	1.05%	1.05%	0.83%	104%
8/31/2013	$20.30	$0.23	$4.54	$4.77	$(0.27)	$—	$—	$(0.27)	$—	$24.80	23.76%	$156.6	1.06%	1.06%	1.01%	159%
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)	$—	$20.30	6.26%	$209.6	1.05%	1.05%	0.97%	171%
Advisor Class
8/31/2016	$14.63	$0.11	$1.32	$1.43	$(0.28)	$(2.06)	$—	$(2.34)	$—	$13.72	12.81%	$145.9	1.22%	1.22%	0.88%	126%
8/31/2015	$20.12	$0.12	$(1.37)	$(1.25)	$(0.25)	$(3.99)	$—	$(4.24)	$—	$14.63	(7.55)%	$162.3	1.20%	1.20%	0.73%	153%
8/31/2014	$21.23	$0.14	$4.12	$4.26	$(0.35)	$(5.02)	$—	$(5.37)	$0.00	$20.12	23.17%[g]	$216.1	1.20%	1.20%	0.69%	104%
8/31/2013	$17.46	$0.17	$3.89	$4.06	$(0.29)	$—	$—	$(0.29)	$—	$21.23	23.58%	$205.3	1.21%	1.21%	0.86%	159%
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)	$—	$17.46	6.13%	$220.0	1.20%	1.20%	0.84%	171%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Institutional Class
8/31/2016	$27.64	$0.36	$2.87	$3.23	$(0.34)	$(2.06)	$—	$(2.40)	$—	$28.47	13.38%	$56.2	0.71%	0.70%	1.38%	126%
8/31/2015	$34.11	$0.37	$(2.51)	$(2.14)	$(0.34)	$(3.99)	$—	$(4.33)	$—	$27.64	(7.03)%	$86.4	0.70%	0.70%§	1.19%	153%
8/31/2014	$32.56	$0.39	$6.65	$7.04	$(0.47)	$(5.02)	$—	$(5.49)	$0.00	$34.11	23.74%[g]	$143.5	0.70%	0.70%§	1.18%	104%
8/31/2013	$26.59	$0.41	$5.97	$6.38	$(0.41)	$—	$—	$(0.41)	$—	$32.56	24.26%	$113.2	0.70%	0.70%	1.36%	159%
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)	$—	$26.59	6.61%	$103.0	0.70%	0.70%	1.35%	171%
Class A
8/31/2016	$18.74	$0.17	$1.80	$1.97	$(0.29)	$(2.06)	$—	$(2.35)	$—	$18.36	12.94%	$3.2	1.09%	1.09%	1.02%	126%
8/31/2015	$24.55	$0.20	$(1.76)	$(1.56)	$(0.26)	$(3.99)	$—	$(4.25)	$—	$18.74	(7.44)%	$2.9	1.09%	1.09%	0.96%	153%
8/31/2014	$24.83	$0.19	$4.94	$5.13	$(0.39)	$(5.02)	$—	$(5.41)	$0.00	$24.55	23.31%[g]	$2.7	1.08%	1.08%§	0.78%	104%
8/31/2013	$20.07	$0.22	$4.54	$4.76	$—	$—	$—	$—	$—	$24.83	23.72%	$1.6	1.11%	1.11%	0.97%	159%
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)	$—	$20.07	6.24%	$2.0	1.07%	1.07%§	1.03%	171%
Class C
8/31/2016	$13.94	$0.03	$1.24	$1.27	$(0.16)	$(2.06)	$—	$(2.22)	$—	$12.99	12.09%	$2.1	1.83%	1.83%	0.26%	126%
8/31/2015	$19.40	$0.02	$(1.32)	$(1.30)	$(0.17)	$(3.99)	$—	$(4.16)	$—	$13.94	(8.11)%	$2.7	1.82%	1.82%§	0.11%	153%
8/31/2014	$20.73	$0.00	$4.01	$4.01	$(0.32)	$(5.02)	$—	$(5.34)	$0.00	$19.40	22.37%[g]	$3.0	1.86%	1.86%§	0.03%	104%
8/31/2013	$17.19	$0.02	$3.85	$3.87	$(0.33)	$—	$—	$(0.33)	$—	$20.73	22.87%	$1.2	1.86%	1.86%§	0.10%	159%
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—	$—	$17.19	5.40%	$0.2	2.04%	1.86%	0.27%	171%
Class R3
8/31/2016	$14.82	$0.10	$1.33	$1.43	$(0.26)	$(2.06)	$—	$(2.32)	$—	$13.93	12.58%	$0.1	1.54%	1.36%	0.75%	126%
8/31/2015	$20.32	$0.09	$(1.38)	$(1.29)	$(0.22)	$(3.99)	$—	$(4.21)	$—	$14.82	(7.64)%	$0.1	1.51%	1.36%	0.53%	153%
8/31/2014	$21.41	$0.11	$4.16	$4.27	$(0.34)	$(5.02)	$—	$(5.36)	$0.00	$20.32	22.94%[g]	$0.1	1.43%	1.36%	0.53%	104%
8/31/2013	$17.34	$0.09	$3.98	$4.07	$—	$—	$—	$—	$—	$21.41	23.47%	$0.1	1.42%	1.36%	0.46%	159%
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)	$—	$17.34	5.95%	$0.6	1.39%	1.36%	0.93%	171%
Mid Cap Growth Fund
Investor Class
8/31/2016	$14.29	$(0.04)	$(0.26)	$(0.30)	$—	$(1.12)	$—	$(1.12)	$0.01	$12.88	(1.70)%[h]	$415.1	0.95%	0.95%	(0.34)%	63%
8/31/2015	$14.65	$(0.07)	$1.47	$1.40	$—	$(1.76)	$—	$(1.76)	$—	$14.29	10.74%	$437.5	0.92%	0.92%	(0.50)%	50%
8/31/2014	$13.35	$(0.07)	$2.34	$2.27	$—	$(0.97)	$—	$(0.97)	$0.00	$14.65	17.54%[g]	$415.6	0.93%	0.93%	(0.47)%	63%
8/31/2013	$11.98	$(0.04)	$2.08	$2.04	$—	$(0.67)	$—	$(0.67)	$—	$13.35	18.03%	$377.8	0.98%	0.98%	(0.30)%	46%
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)	$—	$11.98	10.73%	$347.9	1.01%	1.01%	(0.51)%	40%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Trust Class
8/31/2016	$23.90	$(0.08)	$(0.42)	$(0.50)	$—	$(1.12)	$—	$(1.12)	$0.03	$22.31	(1.77)%[h]	$66.7	0.98%	0.98%	(0.37)%	63%
8/31/2015	$23.33	$(0.14)	$2.47	$2.33	$—	$(1.76)	$—	$(1.76)	$—	$23.90	10.73%	$91.7	0.99%	0.99%	(0.58)%	50%
8/31/2014	$20.75	$(0.12)	$3.66	$3.54	$—	$(0.96)	$—	$(0.96)	$0.00	$23.33	17.40%[g]	$69.6	1.00%	1.00%	(0.54)%	63%
8/31/2013	$18.23	$(0.07)	$3.24	$3.17	$—	$(0.65)	$—	$(0.65)	$—	$20.75	18.02%	$54.9	1.04%	1.04%	(0.38)%	46%
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)	$—	$18.23	10.65%	$39.9	1.05%	1.05%	(0.55)%	40%
Advisor Class
8/31/2016	$24.31	$(0.14)	$(0.42)	$(0.56)	$—	$(1.12)	$—	$(1.12)	$0.02	$22.65	(2.04)%[h]	$11.5	1.24%	1.24%	(0.63)%	63%
8/31/2015	$23.77	$(0.20)	$2.50	$2.30	$—	$(1.76)	$—	$(1.76)	$—	$24.31	10.39%	$10.7	1.25%	1.25%	(0.84)%	50%
8/31/2014	$21.13	$(0.18)	$3.74	$3.56	$—	$(0.92)	$—	$(0.92)	$0.00	$23.77	17.16%[g]	$10.3	1.26%	1.26%	(0.81)%	63%
8/31/2013	$18.54	$(0.12)	$3.29	$3.17	$—	$(0.58)	$—	$(0.58)	$—	$21.13	17.64%	$11.7	1.30%	1.30%	(0.62)%	46%
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—	$—	$18.54	10.23%	$10.2	1.44%	1.44%§	(0.95)%	40%
Institutional Class
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$—	$(1.12)	$0.02	$13.20	(1.52)%[h]	$307.6	0.75%	0.75%§	(0.14)%	63%
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$—	$(1.76)	$—	$14.59	10.98%	$423.3	0.75%	0.75%§	(0.34)%	50%
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$—	$(1.00)	$0.00	$14.89	17.74%[g]	$382.5	0.75%	0.75%	(0.29)%	63%
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$—	$(0.70)	$—	$13.56	18.32%	$258.6	0.79%	0.75%	(0.07)%	46%
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)	$—	$12.16	10.96%	$174.2	0.79%	0.75%	(0.26)%	40%
Class A
8/31/2016	$23.85	$(0.11)	$(0.42)	$(0.53)	$—	$(1.12)	$—	$(1.12)	$0.03	$22.23	(1.91)%[h]	$76.9	1.11%	1.11%§	(0.51)%	63%
8/31/2015	$23.32	$(0.16)	$2.45	$2.29	$—	$(1.76)	$—	$(1.76)	$—	$23.85	10.55%	$102.3	1.11%	1.11%§	(0.69)%	50%
8/31/2014	$20.74	$(0.15)	$3.67	$3.52	$—	$(0.94)	$—	$(0.94)	$0.00	$23.32	17.33%[g]	$100.7	1.13%	1.11%	(0.65)%	63%
8/31/2013	$18.23	$(0.08)	$3.23	$3.15	$—	$(0.64)	$—	$(0.64)	$—	$20.74	17.91%	$89.0	1.18%	1.11%	(0.44)%	46%
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)	$—	$18.23	10.61%	$63.2	1.17%	1.11%	(0.62)%	40%
Class C
8/31/2016	$23.70	$(0.26)	$(0.41)	$(0.67)	$—	$(1.12)	$—	$(1.12)	$0.01	$21.92	(2.62)%[h]	$10.9	1.88%	1.86%	(1.24)%	63%
8/31/2015	$23.35	$(0.34)	$2.45	$2.11	$—	$(1.76)	$—	$(1.76)	$—	$23.70	9.72%	$8.4	1.88%	1.86%	(1.45)%	50%
8/31/2014	$20.81	$(0.31)	$3.68	$3.37	$—	$(0.83)	$—	$(0.83)	$0.00	$23.35	16.46%[g]	$6.0	1.91%	1.86%	(1.40)%	63%
8/31/2013	$18.31	$(0.23)	$3.26	$3.03	$—	$(0.53)	$—	$(0.53)	$—	$20.81	17.05%	$4.4	1.95%	1.86%	(1.20)%	46%
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—	$—	$18.31	9.77%	$2.4	1.98%	1.86%	(1.36)%	40%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class R3
8/31/2016	$24.31	$(0.16)	$(0.42)	$(0.58)	$—	$(1.12)	$—	$(1.12)	$0.02	$22.63	(2.12)%[h]	$13.7	1.38%	1.36%	(0.74)%	63%
8/31/2015	$23.79	$(0.23)	$2.51	$2.28	$—	$(1.76)	$—	$(1.76)	$—	$24.31	10.29%	$12.7	1.37%	1.36%	(0.95)%	50%
8/31/2014	$21.16	$(0.21)	$3.75	$3.54	$—	$(0.91)	$—	$(0.91)	$0.00	$23.79	17.02%[g]	$8.3	1.38%	1.36%	(0.90)%	63%
8/31/2013	$18.61	$(0.13)	$3.30	$3.17	$—	$(0.62)	$—	$(0.62)	$—	$21.16	17.63%	$5.6	1.43%	1.36%	(0.68)%	46%
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—	$—	$18.61	10.31%	$3.0	1.45%	1.36%	(0.89)%	40%
Class R6
8/31/2016	$14.62	$(0.00)	$(0.27)	$(0.27)	$—	$(1.12)	$—	$(1.12)	$0.01	$13.24	(1.44)%[h]	$193.7	0.66%	0.66%	(0.02)%	63%
8/31/2015	$14.91	$(0.04)	$1.51	$1.47	$—	$(1.76)	$—	$(1.76)	$—	$14.62	11.04%	$88.6	0.67%	0.67%§	(0.26)%	50%
8/31/2014	$13.57	$(0.03)	$2.38	$2.35	$—	$(1.01)	$—	$(1.01)	$0.00	$14.91	17.89%[g]	$22.5	0.68%	0.68%	(0.21)%	63%
Period from 3/15/2013^ to 8/31/2013	$12.77	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$—	$13.57	6.26%**	$0.1	7.22%*	0.68%*	(0.13)%*	46	%Ø
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2016	$20.99	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$—	$(2.23)	$—	$19.71	5.85%	$37.9	1.30%	1.15%	0.86%	29%
8/31/2015	$23.56	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$—	$(2.29)	$—	$20.99	(1.09)%	$42.1	1.24%	1.05%	0.37%	50%
8/31/2014	$20.29	$0.26	$4.20	$4.46	$(0.32)	$(0.87)	$—	$(1.19)	$0.00	$23.56	22.84%[g]	$43.4	1.31%	0.98%	1.21%	34%
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$—	$(0.12)	$—	$20.29	28.58%	$45.9	1.40%	1.09%	1.45%	33%
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)	$—	$15.90	12.62%	$46.0	1.39%	1.18%	0.69%	118%
Trust Class
8/31/2016	$17.71	$0.12	$0.64	$0.76	$(0.10)	$(2.13)	$—	$(2.23)	$—	$16.24	5.80%	$10.3	1.48%	1.25%	0.77%	29%
8/31/2015	$20.24	$0.03	$(0.32)	$(0.29)	$(0.16)	$(2.08)	$—	$(2.24)	$—	$17.71	(1.31)%	$11.9	1.48%	1.25%	0.17%	50%
8/31/2014	$17.61	$0.18	$3.61	$3.79	$(0.29)	$(0.87)	$—	$(1.16)	$0.00	$20.24	22.47%[g]	$14.4	1.57%	1.25%§	0.97%	34%
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$—	$(0.11)	$—	$17.61	28.45%	$13.0	1.66%	1.25%	1.26%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$13.82	12.51%	$18.4	1.60%	1.25%	0.61%	118%
Institutional Class
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$—	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%	1.18%	29%
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$—	$(2.33)	$—	$21.02	(0.90)%	$34.0	1.07%	0.85%	0.59%	50%
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$—	$(1.24)	$0.00	$23.59	22.99%[g]	$18.0	1.17%	0.85%§	1.48%	34%
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$—	$(0.17)	$—	$20.33	28.96%	$4.6	1.23%	0.85%	1.73%	33%
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)	$—	$15.93	12.94%	$4.4	1.19%	0.85%	1.01%	118%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class A
8/31/2016	$17.70	$0.13	$0.62	$0.75	$(0.11)	$(2.13)	$—	$(2.24)	$—	$16.21	5.76%	$13.3	1.49%	1.21%	0.81%	29%
8/31/2015	$20.24	$0.04	$(0.32)	$(0.28)	$(0.18)	$(2.08)	$—	$(2.26)	$—	$17.70	(1.25)%	$14.8	1.47%	1.21%	0.20%	50%
8/31/2014	$17.60	$0.18	$3.63	$3.81	$(0.30)	$(0.87)	$—	$(1.17)	$0.00	$20.24	22.60%[g]	$5.2	1.53%	1.21%§	0.96%	34%
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$—	$(0.12)	$—	$17.60	28.43%	$2.7	1.65%	1.21%	1.45%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$13.82	12.56%	$3.8	1.61%	1.21%	0.63%	118%
Class C
8/31/2016	$17.45	$0.01	$0.61	$0.62	$(0.06)	$(2.13)	$—	$(2.19)	$—	$15.88	5.01%	$3.7	2.23%	1.96%	0.05%	29%
8/31/2015	$20.00	$(0.10)	$(0.31)	$(0.41)	$(0.06)	$(2.08)	$—	$(2.14)	$—	$17.45	(2.02)%	$3.5	2.20%	1.96%	(0.53)%	50%
8/31/2014	$17.44	$0.05	$3.58	$3.63	$(0.20)	$(0.87)	$—	$(1.07)	$0.00	$20.00	21.64%[g]	$1.9	2.28%	1.96%§	0.24%	34%
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$—	$(0.01)	$—	$17.44	27.51%	$1.3	2.35%	1.96%	0.54%	33%
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—	$—	$13.69	11.76%	$0.4	2.43%	1.96%	(0.09)%	118%
Class R3
8/31/2016	$17.70	$0.09	$0.62	$0.71	$(0.09)	$(2.13)	$—	$(2.22)	$—	$16.19	5.54%	$1.4	1.75%	1.46%	0.56%	29%
8/31/2015	$20.23	$0.00	$(0.32)	$(0.32)	$(0.13)	$(2.08)	$—	$(2.21)	$—	$17.70	(1.49)%	$1.2	1.73%	1.46%	0.03%	50%
8/31/2014	$17.59	$0.15	$3.61	$3.76	$(0.25)	$(0.87)	$—	$(1.12)	$0.00	$20.23	22.23%[g]	$0.4	1.80%	1.46%	0.80%	34%
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$—	$(0.08)	$—	$17.59	28.22%	$0.8	1.86%	1.46%	0.85%	33%
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)	$—	$13.80	12.25%	$0.2	1.88%	1.46%	0.41%	118%
Multi-Cap Opportunities Fund
Institutional Class
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$—	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%	0.99%	18%
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$—	$(0.66)	$—	$15.31	(1.80)%	$2,191.4	0.73%	0.73%	0.84%	27%
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$—	$(0.33)	$0.00	$16.27	22.65%[g]	$2,566.4	0.74%	0.74%	1.06%	17%
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$—	$(0.23)	$—	$13.56	28.57%	$1,430.7	0.85%	0.85%§	1.38%	11%
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)	$—	$10.76	15.56%	$465.5	1.00%	1.00%§	1.70%	29%
Class A
8/31/2016	$15.18	$0.09	$1.17	$1.26	$(0.08)	$(0.41)	$—	$(0.49)	$—	$15.95	8.53%	$73.0	1.11%	1.11%	0.62%	18%
8/31/2015	$16.13	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.51)	$—	$(0.59)	$—	$15.18	(2.16)%	$102.8	1.10%	1.10%	0.47%	27%
8/31/2014	$13.48	$0.11	$2.85	$2.96	$(0.09)	$(0.22)	$—	$(0.31)	$0.00	$16.13	22.17%[g]	$143.1	1.10%	1.10%	0.71%	17%
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$—	$(0.20)	$—	$13.48	28.22%	$51.6	1.18%	1.18%§	0.91%	11%
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)	$—	$10.70	15.13%	$2.8	1.36%	1.36%§	1.29%	29%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Cap Opportunities Fund (cont'd)
Class C
8/31/2016	$14.73	$(0.02)	$1.13	$1.11	$(0.01)	$(0.41)	$—	$(0.42)	$—	$15.42	7.73%	$39.6	1.85%	1.85%	(0.11)%	18%
8/31/2015	$15.71	$(0.04)	$(0.41)	$(0.45)	$(0.02)	$(0.51)	$—	$(0.53)	$—	$14.73	(2.84)%	$46.1	1.84%	1.84%	(0.27)%	27%
8/31/2014	$13.20	$(0.00)	$2.79	$2.79	$(0.06)	$(0.22)	$—	$(0.28)	$0.00	$15.71	21.30%[g]	$50.5	1.85%	1.85%	(0.01)%	17%
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$—	$(0.14)	$—	$13.20	27.10%	$8.3	2.05%	2.05%§	0.04%	11%
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)	$—	$10.52	14.22%	$0.4	2.14%	2.11%	0.70%	29%
Real Estate Fund
Trust Class
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$—	$(1.27)	$—	$15.12	21.59%	$212.4	1.41%	1.04%	1.34%	49%
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$—	$(0.91)	$—	$13.60	(1.54)%	$250.8	1.39%	1.04%	1.24%	33%
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$—	$(0.98)	$0.00	$14.70	22.36%[g]	$314.3	1.41%	1.04%	1.19%	36%
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$—	$(0.51)	$—	$12.96	(2.60)%	$319.9	1.43%	1.04%	1.09%	33%
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)	$—	$13.82	19.53%	$288.9	1.47%	1.03%	1.10%	29%
Institutional Class
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$—	$(1.30)	$—	$15.17	21.84%	$259.1	1.05%	0.85%	1.53%	49%
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$—	$(0.94)	$—	$13.64	(1.34)%	$336.5	1.03%	0.85%	1.42%	33%
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$—	$(1.00)	$0.00	$14.74	22.63%[g]	$463.5	1.05%	0.85%	1.35%	36%
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$—	$(0.53)	$—	$12.99	(2.48)%	$366.4	1.07%	0.85%	1.23%	33%
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)	$—	$13.86	19.77%	$228.6	1.10%	0.85%	1.21%	29%
Class A
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$—	$(1.25)	$—	$15.12	21.37%	$118.8	1.42%	1.21%	1.16%	49%
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$—	$(0.89)	$—	$13.60	(1.65)%	$137.0	1.41%	1.21%	1.04%	33%
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$—	$(0.95)	$0.00	$14.69	22.17%[g]	$171.9	1.43%	1.21%	1.02%	36%
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$—	$(0.48)	$—	$12.95	(2.82)%	$164.5	1.47%	1.21%	0.84%	33%
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)	$—	$13.82	19.33%	$78.3	1.51%	1.21%	0.86%	29%
Class C
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$—	$(1.14)	$—	$15.12	20.45%	$29.3	2.17%	1.96%	0.39%	49%
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$—	$(0.77)	$—	$13.60	(2.38)%	$29.9	2.17%	1.96%	0.30%	33%
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$—	$(0.85)	$0.00	$14.68	21.24%[g]	$40.4	2.20%	1.96%	0.26%	36%
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$—	$(0.39)	$—	$12.94	(3.52)%	$39.7	2.24%	1.96%	0.11%	33%
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)	$—	$13.81	18.40%	$20.7	2.28%	1.96%	0.09%	29%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class R3
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$—	$(1.21)	$—	$15.09	21.03%		$25.0	1.68%	1.46%	0.87%	49%
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$—	$(0.85)	$—	$13.58	(1.94)%		$22.4	1.66%	1.46%	0.81%	33%
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$—	$(0.92)	$0.00	$14.68	21.89%[g]		$23.5	1.67%	1.46%	0.71%	36%
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$—	$(0.45)	$—	$12.94	(3.04)%		$15.2	1.70%	1.46%	0.56%	33%
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)	$—	$13.81	19.07%		$4.8	1.74%	1.46%	0.41%	29%
Class R6
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$—	$(1.31)	$—	$15.16	21.85%		$45.0	0.98%	0.78%	1.48%	49%
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$—	$(0.95)	$—	$13.64	(1.26)%		$29.9	0.97%	0.78%	1.40%	33%
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$—	$(1.02)	$0.00	$14.74	22.72%[g]		$26.3	0.98%	0.78%	1.33%	36%
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$—	$(0.14)	$—	$12.99	(6.96	)%**	$8.3	1.11%*	0.78%*	0.95%*	33	%Ø
Small Cap Growth Fund
Investor Class
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$—	$(1.55)	$—	$26.97	(3.16)%		$44.0	1.87%	1.21%	(0.83)%	164%
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$—	$—	$—	$—	$29.50	7.51%		$49.3	1.67%	1.21%	(0.96)%	336%
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$—	$—	$—	$0.00	$27.44	13.58%[g]		$50.7	1.67%	1.21%	(0.85)%	284%
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$—	$24.16	23.96%		$48.8	1.64%	1.22%	(0.72)%	249%
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—	$—	$19.49	9.86%		$60.1	1.58%	1.21%	(0.92)%	294%
Trust Class
8/31/2016	$31.89	$(0.27)	$(0.82)	$(1.09)	$—	$(1.55)	$—	$(1.55)	$—	$29.25	(3.27)%		$4.4	1.93%	1.37%	(0.99)%	164%
8/31/2015	$29.72	$(0.37)	$2.54	$2.17	$—	$—	$—	$—	$—	$31.89	7.30%		$5.3	1.86%	1.40%	(1.15)%	336%
8/31/2014	$26.22	$(0.30)	$3.80	$3.50	$—	$—	$—	$—	$0.00	$29.72	13.35%[g]		$5.5	1.95%	1.40%	(1.02)%	284%
8/31/2013	$21.19	$(0.20)	$5.23	$5.03	$—	$—	$—	$—	$—	$26.22	23.74%		$7.2	1.83%	1.40%	(0.91)%	249%
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—	$—	$21.19	9.68%		$15.8	1.77%	1.39%	(1.10)%	294%
Advisor Class
8/31/2016	$21.03	$(0.20)	$(0.56)	$(0.76)	$—	$(1.55)	$—	$(1.55)	$—	$18.72	(3.40)%		$2.1	2.08%	1.51%	(1.13)%	164%
8/31/2015	$19.63	$(0.26)	$1.66	$1.40	$—	$—	$—	$—	$—	$21.03	7.13%		$2.7	2.00%	1.51%	(1.26)%	336%
8/31/2014	$17.33	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$19.63	13.27%[g]		$3.5	1.96%	1.51%	(1.15)%	284%
8/31/2013	$14.03	$(0.15)	$3.45	$3.30	$—	$—	$—	$—	$—	$17.33	23.52%		$3.6	1.93%	1.52%	(1.00)%	249%
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—	$—	$14.03	9.52%		$5.9	1.87%	1.58%	(1.28)%	294%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Institutional Class
8/31/2016	$30.11	$(0.14)	$(0.76)	$(0.90)	$—	$(1.55)	$—	$(1.55)	$—	$27.66	(2.82)%	$9.4	1.55%	0.90%	(0.53)%	164%
8/31/2015	$27.92	$(0.20)	$2.39	$2.19	$—	$—	$—	$—	$—	$30.11	7.84%	$20.7	1.44%	0.90%	(0.65)%	336%
8/31/2014	$24.51	$(0.15)	$3.56	$3.41	$—	$—	$—	$—	$0.00	$27.92	13.91%[g]	$19.0	1.48%	0.90%	(0.54)%	284%
8/31/2013	$19.71	$(0.09)	$4.89	$4.80	$—	$—	$—	$—	$—	$24.51	24.35%	$14.9	1.41%	0.90%	(0.41)%	249%
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—	$—	$19.71	10.23%	$33.3	1.33%	0.90%	(0.58)%	294%
Class A
8/31/2016	$32.15	$(0.25)	$(0.82)	$(1.07)	$—	$(1.55)	$—	$(1.55)	$—	$29.53	(3.18)%	$3.5	1.95%	1.26%	(0.88)%	164%
8/31/2015	$29.92	$(0.33)	$2.56	$2.23	$—	$—	$—	$—	$—	$32.15	7.45%	$5.1	1.83%	1.26%	(1.01)%	336%
8/31/2014	$26.36	$(0.28)	$3.84	$3.56	$—	$—	$—	$—	$0.00	$29.92	13.51%[g]	$4.4	1.81%	1.26%	(0.96)%	284%
8/31/2013	$21.27	$(0.19)	$5.28	$5.09	$—	$—	$—	$—	$—	$26.36	23.93%	$2.4	1.83%	1.26%	(0.81)%	249%
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—	$—	$21.27	9.87%	$1.1	1.79%	1.26%	(0.98)%	294%
Class C
8/31/2016	$20.44	$(0.28)	$(0.56)	$(0.84)	$—	$(1.55)	$—	$(1.55)	$—	$18.05	(3.92)%	$1.8	2.68%	2.01%	(1.63)%	164%
8/31/2015	$19.16	$(0.36)	$1.64	$1.28	$—	$—	$—	$—	$—	$20.44	6.68%	$2.3	2.58%	2.01%	(1.76)%	336%
8/31/2014	$17.01	$(0.32)	$2.47	$2.15	$—	$—	$—	$—	$0.00	$19.16	12.64%[g]	$1.8	2.57%	2.01%	(1.68)%	284%
8/31/2013	$13.83	$(0.24)	$3.42	$3.18	$—	$—	$—	$—	$—	$17.01	22.99%	$1.1	2.56%	2.01%	(1.58)%	249%
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—	$—	$13.83	8.98%	$0.7	2.57%	2.01%	(1.73)%	294%
Class R3
8/31/2016	$21.09	$(0.20)	$(0.57)	$(0.77)	$—	$(1.55)	$—	$(1.55)	$—	$18.77	(3.44)%	$1.1	2.24%	1.51%	(1.12)%	164%
8/31/2015	$19.67	$(0.27)	$1.69	$1.42	$—	$—	$—	$—	$—	$21.09	7.22%	$1.0	2.15%	1.51%	(1.25)%	336%
8/31/2014	$17.37	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$19.67	13.24%[g]	$0.5	2.16%	1.51%	(1.15)%	284%
8/31/2013	$14.06	$(0.16)	$3.47	$3.31	$—	$—	$—	$—	$—	$17.37	23.54%	$0.4	2.15%	1.51%	(1.08)%	249%
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—	$—	$14.06	9.59%	$0.2	2.12%	1.51%	(1.23)%	294%
Socially Responsive Fund
Investor Class
8/31/2016	$33.23	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$—	$(2.07)	$—	$34.50	10.49%	$739.0	0.86%	0.86%	0.74%	25%
8/31/2015	$36.94	$0.27	$(0.12)	$0.15	$(0.26)	$(3.60)	$—	$(3.86)	$—	$33.23	0.29%	$758.0	0.85%	0.85%	0.76%	28%
8/31/2014	$32.66	$0.31	$6.48	$6.79	$(0.30)	$(2.21)	$—	$(2.51)	$0.00	$36.94	21.54%[g]	$821.1	0.86%	0.86%	0.87%	36%
8/31/2013	$26.48	$0.27	$6.09	$6.36	$(0.18)	$—	$—	$(0.18)	$—	$32.66	24.18%	$825.2	0.87%	0.87%	0.91%	35%
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)	$—	$26.48	8.13%	$724.3	0.89%	0.89%	0.86%	28%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Trust Class
8/31/2016	$20.47	$0.11	$1.85	$1.96	$(0.21)	$(1.85)	$—	$(2.06)	$—	$20.37	10.29%	$270.6	1.03%	1.03%	0.58%	25%
8/31/2015	$24.24	$0.13	$(0.06)	$0.07	$(0.24)	$(3.60)	$—	$(3.84)	$—	$20.47	0.12%	$318.3	1.03%	1.03%	0.58%	28%
8/31/2014	$22.20	$0.16	$4.34	$4.50	$(0.25)	$(2.21)	$—	$(2.46)	$0.00	$24.24	21.32%[g]	$418.4	1.03%	1.03%	0.70%	36%
8/31/2013	$18.07	$0.15	$4.14	$4.29	$(0.16)	$—	$—	$(0.16)	$—	$22.20	23.95%	$431.3	1.04%	1.04%	0.76%	35%
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)	$—	$18.07	7.93%	$488.5	1.06%	1.06%	0.66%	28%
Institutional Class
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$—	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%	0.93%	25%
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$—	$(3.93)	$—	$33.28	0.46%	$714.8	0.67%	0.67%	0.94%	28%
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$—	$(2.56)	$0.00	$37.00	21.76%[g]	$706.5	0.68%	0.68%	1.06%	36%
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$—	$(0.23)	$—	$32.70	24.41%	$557.7	0.69%	0.69%	1.10%	35%
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)	$—	$26.51	8.32%	$512.4	0.71%	0.71%	1.02%	28%
Class A
8/31/2016	$20.28	$0.11	$1.83	$1.94	$(0.22)	$(1.85)	$—	$(2.07)	$—	$20.15	10.27%	$131.6	1.05%	1.05%	0.56%	25%
8/31/2015	$24.06	$0.13	$(0.06)	$0.07	$(0.25)	$(3.60)	$—	$(3.85)	$—	$20.28	0.11%	$140.9	1.05%	1.05%	0.57%	28%
8/31/2014	$22.05	$0.16	$4.30	$4.46	$(0.24)	$(2.21)	$—	$(2.45)	$0.00	$24.06	21.28%[g]	$134.0	1.05%	1.05%	0.68%	36%
8/31/2013	$17.95	$0.14	$4.12	$4.26	$(0.16)	$—	$—	$(0.16)	$—	$22.05	23.89%	$109.6	1.09%	1.09%§	0.67%	35%
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)	$—	$17.95	7.89%	$83.1	1.11%	1.11%§	0.61%	28%
Class C
8/31/2016	$19.74	$(0.04)	$1.78	$1.74	$(0.07)	$(1.85)	$—	$(1.92)	$—	$19.56	9.44%	$53.5	1.79%	1.79%	(0.19)%	25%
8/31/2015	$23.57	$(0.04)	$(0.05)	$(0.09)	$(0.14)	$(3.60)	$—	$(3.74)	$—	$19.74	(0.67)%	$52.2	1.79%	1.79%	(0.18)%	28%
8/31/2014	$21.63	$(0.01)	$4.22	$4.21	$(0.06)	$(2.21)	$—	$(2.27)	$0.00	$23.57	20.42%[g]	$44.5	1.80%	1.80%	(0.05)%	36%
8/31/2013	$17.64	$(0.02)	$4.06	$4.04	$(0.05)	$—	$—	$(0.05)	$—	$21.63	22.98%	$27.5	1.86%	1.86%§	(0.10)%	35%
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)	$—	$17.64	7.08%	$16.7	1.87%	1.86%	(0.12)%	28%
Class R3
8/31/2016	$20.07	$0.06	$1.81	$1.87	$(0.17)	$(1.85)	$—	$(2.02)	$—	$19.92	10.01%	$33.3	1.29%	1.29%	0.30%	25%
8/31/2015	$23.85	$0.07	$(0.05)	$0.02	$(0.20)	$(3.60)	$—	$(3.80)	$—	$20.07	(0.12)%	$30.4	1.29%	1.29%	0.31%	28%
8/31/2014	$21.86	$0.10	$4.27	$4.37	$(0.17)	$(2.21)	$—	$(2.38)	$0.00	$23.85	21.02%[g]	$32.2	1.29%	1.29%	0.45%	36%
8/31/2013	$17.81	$0.09	$4.09	$4.18	$(0.13)	$—	$—	$(0.13)	$—	$21.86	23.64%	$25.3	1.30%	1.30%	0.46%	35%
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)	$—	$17.81	7.65%	$17.9	1.33%	1.33%§	0.43%	28%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Class R6
8/31/2016	$33.30	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$—	$(2.16)	$—	$34.57	10.78%	$373.4	0.60%	0.60%	0.96%	25%
8/31/2015	$37.03	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$—	$(3.95)	$—	$33.30	0.51%	$222.4	0.60%	0.60%	1.02%	28%
8/31/2014	$32.71	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$—	$(2.58)	$0.00	$37.03	21.88%[g]	$279.6	0.60%	0.60%	1.11%	36%
Period from 3/15/2013^ to 8/31/2013	$31.16	$0.14	$1.41	$1.55	$—	$—	$—	$—	$—	$32.71	4.97%**	$249.6	0.62%*	0.62%*	0.94%*	35	%Ø
Value Fund
Institutional Class
8/31/2016	$14.35	$0.20	$1.61	$1.81	$(0.23)	$(0.21)	$—	$(0.44)	$—	$15.72	13.23%	$9.1	2.68%	0.72%^^	1.40%	118%
8/31/2015	$16.51	$0.19	$(1.35)	$(1.16)	$(0.15)	$(0.85)	$—	$(1.00)	$—	$14.35	(7.42)%	$13.1	1.82%	0.70%	1.24%	166%
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$—	$(0.10)	$—	$16.51	22.98%	$12.6	2.41%	0.70%	1.12%	129%
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$—	$(0.22)	$—	$13.52	23.23%	$6.9	5.93%	0.71%	1.25%	250%
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)	$—	$11.18	13.25%	$2.7	9.42%	0.73%	1.46%	200%
Class A
8/31/2016	$14.25	$0.14	$1.60	$1.74	$(0.16)	$(0.21)	$—	$(0.37)	$—	$15.62	12.70%	$3.8	3.08%	1.10%^^	1.02%	118%
8/31/2015	$16.40	$0.13	$(1.33)	$(1.20)	$(0.10)	$(0.85)	$—	$(0.95)	$—	$14.25	(7.71)%	$7.3	2.21%	1.08%	0.84%	166%
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$—	$(0.05)	$—	$16.40	22.43%	$8.0	2.80%	1.10%	0.74%	129%
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$—	$(0.19)	$—	$13.44	22.72%	$3.7	6.81%	1.11%	0.82%	250%
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)	$—	$11.13	12.89%	$1.6	9.88%	1.08%	1.08%	200%
Class C
8/31/2016	$14.02	$0.04	$1.57	$1.61	$(0.09)	$(0.21)	$—	$(0.30)	$—	$15.33	11.92%	$0.5	3.87%	1.84%^^	0.29%	118%
8/31/2015	$16.18	$0.01	$(1.32)	$(1.31)	$(0.00)	$(0.85)	$—	$(0.85)	$—	$14.02	(8.44)%	$0.5	2.98%	1.83%	0.07%	166%
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$—	$16.18	21.56%	$0.6	3.57%	1.86%	(0.05)%	129%
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$—	$(0.13)	$—	$13.31	21.82%	$0.3	7.31%	1.87%	0.01%	250%
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)	$—	$11.05	12.07%	$0.1	10.74%	1.87%	0.30%	200%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

^^  After utilization of the Line of Credit by Greater China Equity (2015 and 2016) and Value (2016) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Funds are required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Greater China Equity and Value not utilized the Line of Credit, or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2016	2015
Greater China Equity Institutional Class	1.51%	1.50%
Greater China Equity Class A	1.87%	1.86%
Greater China Equity Class C	2.62%	2.61%
Value Institutional Class	0.71%	—
Value Class A	1.10%	—
Value Class C	1.84%	—

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2016	2015	2014	2013	2012
Equity Income Institutional Class	—	—	—	—	0.70%
Equity Income Class A	—	—	—	—	1.07%
Equity Income Class C	—	—	—	—	1.82%
Equity Income Class R3	—	—	1.32%	1.31%	1.35%
Genesis Institutional Class	0.85%	—	0.85%	—	—
Genesis Class R6	0.78%	—	0.78%	—	—
Guardian Advisor Class	1.26%	—	—	1.30%	1.33%
Guardian Institutional Class	—	—	—	—	0.74%
Guardian Class A	—	—	1.08%	1.10%	—
Guardian Class C	—	—	1.84%	—	—
International Equity Institutional Class	0.85%	0.83%	—	—	—

Notes to Financial Highlights Equity Funds (cont'd)

	Year Ended August 31,
	2016	2015	2014	2013	2012
International Equity Class A	—	1.20%	—	—	—
International Equity Class R6	—	0.76%	—	—	—
Large Cap Value Institutional Class	—	0.70%	0.70%	—	—
Large Cap Value Class A	—	—	1.08%	—	1.05%
Large Cap Value Class C	—	1.82%	1.82%	1.86%	—
Mid Cap Growth Advisor Class	—	—	—	—	1.31%
Mid Cap Growth Institutional Class	0.73%	0.73%	—	—	—
Mid Cap Growth Class A	1.10%	1.10%	—	—	—
Mid Cap Growth Class R6	—	0.67%	—	—	—
Mid Cap Intrinsic Value Trust Class	—	—	1.23%	—	—
Mid Cap Intrinsic Value Institutional Class	—	—	0.82%	—	—
Mid Cap Intrinsic Value Class A	—	—	1.21%	—	—
Mid Cap Intrinsic Value Class C	—	—	1.94%	—	—
Multi-Cap Opportunities Institutional Class	—	—	—	0.82%	0.93%
Multi-Cap Opportunities Class A	—	—	—	1.16%	1.30%
Multi-Cap Opportunities Class C	—	—	—	1.92%	—
Socially Responsive Class A	—	—	—	1.08%	1.11%
Socially Responsive Class C	—	—	—	1.83%	—
Socially Responsive Class R3	—	—	—	—	1.32%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive, and for the year ended August 31, 2014 for International Equity.

a  On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

b  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Notes to Financial Highlights Equity Funds (cont'd)

d  Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended August 31, 2016. Had the Fund classes listed below not received class action proceeds in 2016, total return based on per share NAV for the year ended August 31, 2016 would have been:

Small Cap Growth Investor Class	(3.27)%
Small Cap Growth Trust Class	(3.40)%
Small Cap Growth Advisor Class	(3.50)%
Small Cap Growth Institutional Class	(2.99)%
Small Cap Growth Class A	(3.31)%
Small Cap Growth Class C	(4.02)%
Small Cap Growth Class R3	(3.54)%

  Except for the Fund classes listed below, the class action proceeds received in 2015, 2014, 2013 and 2012, if any, had no impact on the Funds' total returns for the years ended August 31, 2015, 2014, 2013 and 2012. Had the Fund classes listed below not received class action proceeds in 2015, 2014, 2013 and/or 2012, total return based on per share NAV for the years ended August 31, 2015, 2014, 2013 and/or 2012 would have been:

	Year Ended August 31,
	2015	2014	2013	2012
Genesis Investor Class	—	13.62%	—	—
Genesis Trust Class	—	13.51%	—	—
Genesis Advisor Class	—	13.21%	—	—
Genesis Institutional Class	—	13.78%	—	—
Genesis Class R6	—	13.90%	—	—
Large Cap Value Investor Class	(7.26)%	—	23.93%	—
Large Cap Value Trust Class	(7.45)%	—	23.61%	—
Large Cap Value Advisor Class	—	—	23.46%	—
Large Cap Value Institutional Class	(7.09)%	—	24.11%	—
Large Cap Value Class A	(7.49)%	—	23.57%	—
Large Cap Value Class R3	(7.71)%	—	23.41%	—
Mid Cap Intrinsic Value Investor Class	—	22.79%	—	12.48%
Mid Cap Intrinsic Value Trust Class	—	22.41%	—	12.34%
Mid Cap Intrinsic Value Institutional Class	—	—	—	12.86%
Mid Cap Intrinsic Value Class R3	—	22.17%	—	12.16%
Small Cap Growth Investor Class	7.07%	—	23.81%	—
Small Cap Growth Trust Class	6.86%	—	23.45%	—
Small Cap Growth Advisor Class	6.72%	—	23.31%	—
Small Cap Growth Institutional Class	7.41%	—	24.05%	—
Small Cap Growth Class A	7.05%	—	23.84%	—
Small Cap Growth Class C	6.37%	—	22.92%	—
Small Cap Growth Class R3	6.81%	—	23.47%	—

g  The voluntary contributions received in 2014 had no impact on the Funds' total returns for the year ended August 31, 2014.

Notes to Financial Highlights Equity Funds (cont'd)

h  Had Mid Cap Growth not received the voluntary contribution listed in Note B of the Notes to Financial Statements, the total return based on per share NAV for the year ended August 31, 2016, would have been:

Mid Cap Growth Investor Class	(1.78)%
Mid Cap Growth Trust Class	(1.90)%
Mid Cap Growth Advisor Class	(2.13)%
Mid Cap Growth Institutional Class	(1.66)%
Mid Cap Growth Class A	(2.04)%
Mid Cap Growth Class C	(2.66)%
Mid Cap Growth Class R3	(2.21)%
Mid Cap Growth Class R6	(1.51)%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and Shareholders of:
Neuberger Berman Dividend Growth Fund,
Neuberger Berman Emerging Markets Equity Fund,
Neuberger Berman Equity Income Fund,
Neuberger Berman Focus Fund,
Neuberger Berman Genesis Fund,
Neuberger Berman Global Equity Fund,
Neuberger Berman Global Real Estate Fund,
Neuberger Berman Greater China Equity Fund,
Neuberger Berman Guardian Fund,
Neuberger Berman International Equity Fund,
Neuberger Berman International Select Fund,
Neuberger Berman Large Cap Value Fund,
Neuberger Berman Real Estate Fund,
Neuberger Berman Value Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Value Fund, fourteen of the series constituting Neuberger Berman Equity Funds (the "Trust") as of August 31, 2016, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above-mentioned series of the Neuberger Berman Equity Funds, at August 31, 2016, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 24, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Socially Responsive Fund, each a series of Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Trust, as of August 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 17, 2016

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser (prior to January 1, 2016)

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Sub-Adviser

Neuberger Berman Asia Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger Berman LLC ("Neuberger Berman"). Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	54	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	54

Formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	54

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	54

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	54

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	54

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	54

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	54

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	54

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	54	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	54

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	54	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

54

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; Managing Director and President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.	54	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger Berman and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Secretary, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Senior Vice President, NBIA, since 2013, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Vice President (2009-2013) Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator.

Anthony Maltese (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator.
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator.
Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

Equity Income, Focus, Genesis, Global Real Estate, Guardian, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Socially Responsive and Value hereby designate $66,678,398, $35,550,318, $1,125,571,976, $341, $134,218,623, $22,985,868, $113,694,976, $90,521,333, $10,316,948, $60,531,847, $52,279,106, $2,181,399, $138,003,445 and $202,164, respectively, as a capital gain distribution. Real Estate hereby designates $200,813, as Section 1250 gain distribution.

For the fiscal year ended August 31, 2016, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2016 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Dividend Growth	$366,752
Emerging Markets Equity	9,065,530
Equity Income	65,143,562
Focus	11,301,143
Genesis	135,833,166
Global Equity	75,106
Global Real Estate	82,753
Greater China Equity	1,933,000
Guardian	17,847,953
International Equity	33,862,596
International Select	6,170,950
Intrinsic Value	3,341,230
Large Cap Value	26,630,008
Mid Cap Growth	6,766,310
Mid Cap Intrinsic Value	1,844,367
Multi-Cap Opportunities	35,975,832
Real Estate	18,598,039
Small Cap Growth	261,132
Socially Responsive	36,597,747
Value	287,657

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Neuberger Berman Investment Advisers LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 887.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0599 10/16

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has four audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Deborah C. McLean, George W. Morriss, and Candace L. Straight. Mr. Cosgrove, Ms. McLean, Mr. Morriss, and Ms. Straight are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Real Estate, Greater China Equity, Guardian, International Equity, International Select, Large Cap Value, Real Estate, and Value Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Socially Responsive Funds.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $659,150 and $643,555 for the fiscal years ended 2015 and 2016, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $150,675 and $133,020 for the fiscal years ended 2015 and 2016, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $182,250 and $178,000 for the fiscal years ended 2015 and 2016, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $33,250 and  $34,900 for the fiscal years ended 2015 and 2016, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $249,450 and $325,380 for the fiscal years ended 2015 and 2016, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $33,250 and $34,900 for the fiscal years ended 2015 and 2016, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: November 3, 2016

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: November 3, 2016